                                                                    EXHIBIT 10.1



                          SALE AND SERVICING AGREEMENT



                                      among



                        KEYCORP STUDENT LOAN TRUST 1999-A
                                   as Issuer,

                       KEY BANK USA, NATIONAL ASSOCIATION
                                   as Seller,


                 PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY
                                  as Servicer,

                               EFS SERVICES, INC.,
                                  as Servicer,

                       THE FIRST NATIONAL BANK OF CHICAGO
                    not in its individual capacity but solely
                           as Eligible Lender Trustee,


                                       AND


                       KEY BANK USA, NATIONAL ASSOCIATION
                                as Administrator


                           Dated as of January 1, 1999

                                TABLE OF CONTENTS

                                                                                                              Page
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ARTICLE I             Definitions and Usage.......................................................................1


ARTICLE II            Conveyance of Financed Student Loans........................................................2

         SECTION 2.01.          Conveyance of Initial Financed Student Loans......................................2
         SECTION 2.02.          Conveyance of Subsequent Pool Student Loans and Other Subsequent Student
                                Loans.............................................................................2
         SECTION 2.02A.         Conveyance of Other Student Loans.................................................5
         SECTION 2.03.          Conveyance of Financed Federal Loans and Financed Private Loans by the
                                Eligible Lender Trustee to the Seller in Connection with Consolidation
                                Loans.............................................................................6
         SECTION 2.04.          Endorsement.......................................................................7

ARTICLE III           The Financed Student Loans..................................................................7

         SECTION 3.01.          Representations and Warranties of Seller with Respect to the Financed
                                Student Loans.....................................................................7
         SECTION 3.02.          Repurchase upon Breach; Reimbursement............................................10
         SECTION 3.03.          Custody of Financed Student Loan Files...........................................11
         SECTION 3.04.          Duties of Servicer as Custodian..................................................12
                                                     -
         SECTION 3.05.          Instructions; Authority To Act...................................................12
         SECTION 3.06.          Custodian's Indemnification......................................................12
         SECTION 3.07.          Effective Period and Termination.................................................13
         SECTION 3.08.          Schedule of Financed Student Loans...............................................13

ARTICLE IV  Administration and Servicing of Financed Student Loans...............................................13

         SECTION 4.01.          Duties of Servicers..............................................................13
         SECTION 4.02.          Collection of Financed Student Loan Payments.....................................15
                                                                   -
         SECTION 4.03.          Realization upon Financed Student Loans..........................................17
         SECTION 4.04.          Computation of Note Interest Rate and Certificate Rate...........................17
                                                            -
         SECTION 4.05.          No Impairment....................................................................17
         SECTION 4.06.          Purchase of Financed Student Loans; Reimbursement................................17
                                                            -
         SECTION 4.07.          Servicing Fee; Excess Servicing Fee..............................................18
         SECTION 4.08.          Administrator's Certificate; Servicer's Report...................................18
         SECTION 4.09.          Annual Statement as to Compliance; Notice of Default.............................19
         SECTION 4.10.          Annual Independent Certified Public Accountants' Report..........................20
         SECTION 4.11.          Access to Certain Documentation and Information Regarding Financed
                                Student Loans....................................................................21
         SECTION 4.12.          Servicer and Administrator Expenses..............................................21

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
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         SECTION 4.13.          Appointment of Subservicer.......................................................21
         SECTION 4.14.          Special Programs.................................................................21

ARTICLE V             Distributions; Reserve Account; Statements to Certificateholders and Noteholders...........22

         SECTION 5.01.          Establishment of Trust Accounts..................................................22
         SECTION 5.02.          Collections......................................................................24
         SECTION 5.03.          Application of Collections.......................................................24
         SECTION 5.04.          Additional Deposits..............................................................25
         SECTION 5.05.          Distributions....................................................................25
         SECTION 5.06.          Reserve Account..................................................................27
         SECTION 5.07.          Statements to Certificateholders and Noteholders.................................29
         SECTION 5.08.          Pre-Funding Account..............................................................31
         SECTION 5.09.          Negative Carry Initial Deposit...................................................34

ARTICLE VI  The Seller and the Administrator.....................................................................34

         SECTION 6.01.          Representations of Seller and Administrator......................................34
                                                             -
         SECTION 6.02.          Existence........................................................................36
         SECTION 6.03.          Liability of Seller; Indemnities.................................................36
         SECTION 6.04.          Liability of Administrator; Indemnities..........................................37
         SECTION 6.05.          Merger or Consolidation of, or Assumption of the Obligations of, Seller
                                or Administrator.................................................................38
         SECTION 6.06.          Limitation on Liability of Seller, Administrator and Others......................39
         SECTION 6.07.          Seller May Own Certificates or Notes.............................................40
         SECTION 6.08.          Key Bank USA, National Association Not To Resign as Administrator................40

ARTICLE VII           The Servicer...............................................................................40

         SECTION 7.01.          Representations of Servicer......................................................40
         SECTION 7.02.          Indemnities of Servicer..........................................................42
         SECTION 7.03.          Merger or Consolidation of, or Assumption of the Obligations of, Servicer........43
         SECTION 7.04.          Limitation on Liability of Servicer and Others...................................43
                                                                   -
         SECTION 7.05.          Neither PHEAA Nor EFS To Resign as Servicer......................................44
                                                     -

ARTICLE VIII          Default....................................................................................44

         SECTION 8.01.          Servicer Default; Administrator Default..........................................44
                                                               -
         SECTION 8.02.          Appointment of Successor.........................................................47
         SECTION 8.03.          Notification to Noteholders and Certificateholders...............................48
                                               -
         SECTION 8.04.          Waiver of Past Defaults..........................................................48

ARTICLE IX            Termination................................................................................48

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
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         SECTION 9.01.          Termination......................................................................48

ARTICLE X [Reserved].............................................................................................51



ARTICLE XI  Miscellaneous........................................................................................51

         SECTION 11.01.         Amendment........................................................................51
         SECTION 11.02.         Protection of Interests in Trust.................................................52
         SECTION 11.03.         Notices..........................................................................54
         SECTION 11.04.         Assignment.......................................................................55
         SECTION 11.05.         Limitations on Rights of Others..................................................55
         SECTION 11.06.         Severability.....................................................................55
         SECTION 11.07.         Separate Counterparts............................................................55
         SECTION 11.08.         Headings.........................................................................55
         SECTION 11.09.         Governing Law....................................................................55
         SECTION 11.10.         Assignment to Indenture Trustee..................................................55
         SECTION 11.11          Nonpetition Covenants............................................................56
         SECTION 11.12.         Limitation of Liability of Eligible Lender Trustee and Indenture Trustee.........56

APPENDIX A                      Definitions and Usage

SCHEDULE A                      Schedule of Financed Student Loans
SCHEDULE B                      Schedule of Subsequent Pool Student Loans
SCHEDULE C                      Location of Financed Student Loan Files
SCHEDULE D                      Provisions to be Audited Regarding
                                  Servicer and Administrator

EXHIBIT A                       Form of Report to Noteholders
EXHIBIT B                       Form of Report to Certificateholders
EXHIBIT C                       Form of Administrator's Certificate
EXHIBIT D                       Form of Assignment on Closing Date
EXHIBIT E                       Form of Transfer Agreement

                  SALE AND SERVICING AGREEMENT dated as of January 1, 1999, among KEYCORP STUDENT LOAN TRUST 1999-A, a New York trust (the "Issuer"), KEY BANK USA, NATIONAL ASSOCIATION, a national banking association and successor in interest to Society National Bank (the "Seller"), PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY, an agency of the Commonwealth of Pennsylvania, as servicer (a "Servicer"), EFS SERVICES, INC., an Indiana corporation (a "Servicer"), THE FIRST NATIONAL BANK OF CHICAGO, a national banking association, solely as eligible lender trustee and not in its individual capacity (the "Eligible Lender Trustee"), and KEY BANK USA, NATIONAL ASSOCIATION, a national banking association, as administrator (the "Administrator").

                  WHEREAS, on July 13, 1998, the Seller assigned to the Issuer (formerly known as KeyCorp Student Loan Trust 1998-A) its rights in a portfolio of law school, medical school, dental school, graduate business school and other graduate school student loans originated in the ordinary course of business by the Seller or its predecessors, subject to revocation by the Seller;

                  WHEREAS the Seller intends to assign to the Issuer during a limited period additional student loans it currently owns and student loans it may originate or acquire in the future;

                  WHEREAS the Issuer desires to purchase, and the Seller is willing to sell to the Issuer, such student loans;

                  WHEREAS the Eligible Lender Trustee is willing to hold legal title to, and serve as eligible lender trustee with respect to, such student loans on behalf of the Issuer; and

                  WHEREAS each Servicer and the Administrator are willing to service the portion of such student loans it services and undertake certain administrative functions with respect thereto.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:


                                    ARTICLE I

                              DEFINITIONS AND USAGE

                  Capitalized terms used but not defined herein are defined in Appendix A hereto, which also contains rules as to usage and construction that shall be applicable herein.

                                   ARTICLE II

                      CONVEYANCE OF FINANCED STUDENT LOANS

                  SECTION 2.01 CONVEYANCE OF INITIAL FINANCED STUDENT LOANS. In consideration of the Issuer's delivery to or upon the order of the Seller on the Closing Date of the net proceeds from the sale of the Notes and the Certificates and the other amounts to be distributed from time to time to the Seller in accordance with the terms of this Agreement, the Seller does hereby, as evidenced by a duly executed written assignment in the form of Exhibit D, sell, transfer, assign, set over and otherwise convey to the Issuer (or, in the case of the Initial Financed Student Loans (as defined below), to the Eligible Lender Trustee on behalf of the Issuer), without recourse (subject to the obligations herein):

                  (i) all right, title and interest of the Seller in and to the Financed Student Loans (other than the Additional Student Loans) (the "Initial Financed Student Loans") and all obligations of the Obligors thereunder, including all moneys paid thereunder, and all written communications received by the Seller with respect thereto (including borrower correspondence, notices of death, disability or bankruptcy and requests for deferrals or forbearances), on or after the Cutoff Date;

                  (ii) all right, title and interest of the Seller under the Assigned Agreements insofar as they relate to the Financed Private Loans but not with respect to any other loans covered thereby (the "Assigned Rights");

                  (iii) all right, title and interest of the Seller in and to all funds on deposit from time to time in the Trust Accounts, including, but not limited to, the Reserve Account Initial Deposit, the Pre Funded Amount and the Negative Carry Initial Deposit (including all income thereon); and

                  (iv)     the proceeds of any and all of the foregoing.

                  SECTION 2.02. CONVEYANCE OF SUBSEQUENT POOL STUDENT LOANS AND OTHER SUBSEQUENT STUDENT LOANS. (a) Subject to the conditions set forth in paragraph (b) below, in consideration of the Issuer's delivery on the related Transfer Date to or upon the order of the Seller of the amount described in
Section 5.08(a) to be delivered to the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Eligible Lender Trustee on behalf of the Issuer, without recourse (subject to the obligations herein) all right, title and interest of the Seller in and to each Subsequent Pool Student Loan and each Other Subsequent Student Loan, and all obligations of the Obligors thereunder including all moneys paid thereunder, and all written communications received by the Seller with respect thereto (including borrower correspondence, notices of death, disability or bankruptcy and requests for deferrals or forbearances), on and after the related Subsequent Cutoff Date, made from time to time during the Funding Period.

                  (b) The Seller shall transfer to the Eligible Lender Trustee on behalf of the Issuer the Subsequent Pool Student Loans and/or the Other Subsequent Student Loans for a given Transfer Date and the other property and rights related thereto described in paragraph (a) above only upon the satisfaction of each of the following conditions on or prior to such Transfer
Date:

                  (i) the Seller shall have delivered to the Eligible Lender Trustee and the Indenture Trustee a duly executed written assignment (including an acceptance by the Eligible Lender Trustee and the Indenture Trustee) in substantially the form of Exhibit E (each, a "Transfer Agreement"), which shall include supplements to Schedule A listing such Subsequent Pool Student Loans and/or the Other Subsequent Student Loans, as applicable;

                  (ii) except for the Additional Student Loans transferred on the Closing Date, the Seller shall have delivered, at least two days prior to such Transfer Date, notice of such transfer to the Eligible Lender Trustee, the Indenture Trustee and the Rating Agencies, including a listing of the designation and the aggregate principal balance of such Subsequent Pool Student Loans or Other Subsequent Student Loans, as the case may be;

                  (iii) the Seller shall, to the extent required by Section 5.02, have deposited in the Collection Account all collections in respect of the Subsequent Pool Student Loans and/or Other Subsequent Student Loans on and after each applicable Subsequent Cutoff Date;

                  (iv) as of each Transfer Date, the Seller was not insolvent nor will it have been made insolvent by such transfer nor is it aware of any pending insolvency;

                  (v) such addition will not result in a material adverse Federal or State tax consequence to the Issuer, the holders of Notes or the holders of Certificates;

                  (vi) the Funding Period shall not have terminated and, with respect to Subsequent Pool Student Loans, the Transfer Date is on or prior to the Special Determination Date;

                  (vii) the Seller shall have delivered to the Indenture Trustee and the Eligible Lender Trustee an Officers' Certificate confirming the satisfaction of each condition precedent specified in this paragraph
         (b);

                  (viii) the Seller shall have delivered (A) to the Rating Agencies an Opinion of Counsel with respect to the transfer of the Subsequent Pool Student Loans and/or Other Subsequent Student Loans transferred on such Transfer Date, substantially in the form of the Opinion of Counsel delivered to the Rating Agencies on the Closing Date, and (B) to the Eligible Lender Trustee and the Indenture Trustee the Opinion of Counsel required by Section 11.02(i)(1);

                  (ix) the Seller shall have taken any action required to maintain the first perfected ownership interest of the Issuer in the Trust Estate and the first perfected security interest of the Indenture Trustee in the Collateral;

                  (x) no selection procedures believed by the Seller to be adverse to the interests of the holders of Certificates or the holders of Notes shall have been utilized in selecting the Subsequent Pool Student Loans or the Other Subsequent Student Loans;

                  (xi) no Consolidation Loan will be transferred to the Issuer unless at least one underlying student loan to be consolidated is a Financed Student Loan already held by the Eligible Lender Trustee on behalf of the Issuer; and

                  (xii) the Issuer may not purchase any Other Subsequent Student Loans which are (a) Stafford Loans, if after giving effect to such purchase Stafford Loans which are Other Subsequent Student Loans or Other Student Loans in an aggregate principal amount of $________ have been purchased by the Issuer, (b) Federal Consolidation Loans, if after giving effect to such purchase Federal Consolidation Loans which are Other Subsequent Student Loans or Other Student Loans in an aggregate principal amount of $________ have been purchased by the Issuer, (c) Private Consolidation Loans, if after giving effect to such purchase Private Consolidation Loans which are Other Subsequent Student Loans or Other Student Loans in an aggregate principal amount of $________ have been purchased by the Issuer and (d) Private Loans, which are not Private Consolidation Loans, if after giving effect to such purchase Private Loans, which are not Private Consolidation Loans and are Other Subsequent Student Loans or Other Student Loans, in an aggregate principal amount of $________ have been purchased by the Issuer, in each case without giving effect to any capitalized interest accrued thereon;

PROVIDED, HOWEVER, that the Seller shall not incur any liability as a result of transferring Subsequent Pool Student Loans or Other Subsequent Student Loans on any Transfer Date at a time when the condition set forth in clause (v) was not satisfied, if at the time of such transfer the Authorized Officers of the Seller, after reasonable inquiry of in-house counsel to the Seller, were not aware of any fact that would reasonably suggest that such condition would not be satisfied as of such date.

                  (c) The Seller covenants to transfer during the Funding Period to the Eligible Lender Trustee on behalf of the Issuer pursuant to paragraph (a) above Other Subsequent Student Loans with an aggregate principal balance of not less than $________ (less the Pre-Funded Amount thereof, if any, used by the Trust to fund shortfalls in the payment of interest on the Notes and the Certificates); PROVIDED, HOWEVER, that the Seller shall have no liability for a breach of the foregoing covenant as a result of the Seller not having made or owned prior to the date hereof Other Subsequent Student Loans equal to the amount specified above during the Funding

Period, the Seller not being able to transfer Other Subsequent Student Loans because of Section 2.02(b)(xii) or there being insufficient funds available in the Escrow Account and the Pre-Funding Account for the Eligible Lender Trustee to consummate such acquisitions.

                  SECTION 2.02A. CONVEYANCE OF OTHER STUDENT LOANS. (a) Subject to the conditions set forth in paragraph (b) below, in consideration of the Issuer's delivery on the related Transfer Date to or upon the order of the Seller of the amount described in Section 5.08(a) to be delivered to the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Eligible Lender Trustee on behalf of the Issuer, without recourse (subject to the obligations herein) all right, title and interest of the Seller in and to each Other Student Loan, and all moneys received thereon, and all written communications received by the Seller with respect thereto (including borrower correspondence, notices of death, disability or bankruptcy and requests for deferrals or forbearances), on and after the related Subsequent Cutoff Date, made from time to time after the Funding Period but on or prior to the Loan Purchase Termination Date.

                  (b) The Seller shall transfer to the Issuer the Other Student Loans for a given Transfer Date and the other property and rights related thereto described in paragraph (a) above only upon the satisfaction of each of the following conditions on or prior to such Transfer Date:

                  (i) the Seller shall have delivered to the Eligible Lender Trustee and the Indenture Trustee a duly executed Transfer Agreement, which shall include supplements to Schedule A, listing such Other Student Loans;

                  (ii) the Seller shall have delivered, at least two days prior to such Transfer Date, notice of such transfer to the Eligible Lender Trustee, the Indenture Trustee and the Rating Agencies, including a listing of the designation and the aggregate principal balance of such Other Student Loans;

                  (iii) the Seller shall, to the extent required by Section 5.02, have deposited in the Collection Account all collections in respect of the Other Student Loans on and after each applicable Subsequent Cutoff Date;

                  (iv) as of each Transfer Date, the Seller was not insolvent nor will it have been made insolvent by such transfer nor is it aware of any pending insolvency;

                  (v) such addition will not result in a material adverse Federal or State tax consequence to the Issuer, the holders of Notes or the holders of Certificates;

                  (vi) such Transfer Date shall occur on a date which is after the termination of the Funding Period and on or prior to the Loan Purchase Termination Date;

                  (vii) the Seller shall have delivered to the Indenture Trustee and the Eligible Lender Trustee an Officers' Certificate confirming the satisfaction of each condition precedent specified in this paragraph
         (b);

                  (viii) the Seller shall have delivered (A) to the Rating Agencies an Opinion of Counsel with respect to the transfer of the Other Student Loans transferred on such Transfer Date, substantially in the form of the Opinion of Counsel delivered to the Rating Agencies on the Closing Date, and (B) to the Eligible Lender Trustee and the Indenture Trustee the Opinion of Counsel required by Section 11.02(i)(1);

                  (ix) the Seller shall have taken any action required to maintain the first perfected ownership interest of the Issuer in the Trust Estate and the first perfected security interest of the Indenture Trustee in the Collateral;

                  (x) no selection procedures believed by the Seller to be adverse to the interests of the holders of Certificates or the holders of Notes shall have been utilized in selecting the Other Student Loans;

                  (xi) no Consolidation Loan will be transferred to the Issuer unless at least one underlying student loan to be consolidated is a Financed Student Loan already held by the Eligible Lender Trustee on behalf of the Issuer; and

                  (xii) the Issuer may not purchase any Other Student Loans which are (a) Stafford Loans, if after giving effect to such purchase Stafford Loans which are Other Subsequent Student Loans or Other Student Loans in an aggregate principal amount of $________ have been purchased by the Issuer, (b) Federal Consolidation Loans, if after giving effect to such purchase Federal Consolidation Loans which are Other Subsequent Student Loans or Other Student Loans in an aggregate principal amount of $________ have been purchased by the Issuer, (c) Private Consolidation Loans, if after giving effect to such purchase Private Consolidation Loans which are Other Subsequent Student Loans or Other Student Loans in an aggregate principal amount of $________ have been purchased by the Issuer and (d) Private Loans, which are not Private Consolidation Loans, if after giving effect to such purchase Private Loans, which are not Private Consolidation Loans and are Other Subsequent Student Loans or Other Student Loans in an aggregate principal amount of $________ have been purchased by the Issuer, in each case without giving effect to any capitalized interest accrued thereon;

PROVIDED, HOWEVER, that the Seller shall not incur any liability as a result of transferring Other Student Loans on any Transfer Date at a time when the condition set forth in clause (v) was not satisfied, if at the time of such transfer the Authorized Officers of the Seller, after reasonable inquiry of in-house counsel to the Seller, were not aware of any fact that would reasonably suggest that such condition would not be satisfied as of such date.

                  SECTION 2.03. CONVEYANCE OF FINANCED FEDERAL LOANS AND FINANCED PRIVATE LOANS BY THE ELIGIBLE LENDER TRUSTEE TO THE SELLER IN CONNECTION WITH CONSOLIDATION LOANS. On any date (whether or not during the Funding Period), upon receipt of written notice (or telephonic or facsimile notice followed by written notice) from the Seller (or from the Servicer on behalf of the Seller) by the Eligible Lender Trustee and the Indenture Trustee, the Eligible Lender Trustee will convey to the Seller the Financed Federal Loans and Financed Private Loans identified in such notice, which are to be repaid pursuant to the Consolidation Loans to be made by the Seller. Simultaneously with each such conveyance by the Eligible Lender Trustee and the making by the Seller of each such Consolidation Loan prior to the Loan Purchase Termination Date, the Seller shall deposit into the Escrow Account an amount equal to the sum of the principal balances of such Financed Federal Loans and Financed Private Loans thereby being consolidated plus accrued interest thereon to the date of such consolidation.

                  With respect to each Consolidation Loan made by the Seller after the Loan Purchase Termination Date, the Seller shall deposit, simultaneously with each such conveyance by the Eligible Lender Trustee and the making of each such Consolidation Loan, into the Collection Account in accordance with Section 5.04 an amount equal to the aggregate unpaid principal balance of, plus accrued interest on, each such Financed Federal Loan and Financed Private Loan as payment for such conveyance of such Financed Federal Loans and Financed Private Loans.

                  SECTION 2.04. ENDORSEMENT. The Seller hereby appoints each of the Eligible Lender Trustee and the Indenture Trustee as the Seller's true and lawful attorney-in-fact with full power of substitution to endorse the Seller's name on any promissory note evidencing the Initial Financed Student Loans and any Additional Student Loans transferred to the Eligible Lender Trustee on behalf of the Trust pursuant to Sections 2.01, 2.02 and 2.02A. The Seller acknowledges and agrees that this power of attorney shall be construed as a power coupled with an interest, shall be irrevocable as long as the Trust Agreement remains in effect and shall continue in effect until the Trust Agreement terminates.


                                   ARTICLE III

                           THE FINANCED STUDENT LOANS

                  SECTION 3.01. REPRESENTATIONS AND WARRANTIES OF SELLER WITH RESPECT TO THE FINANCED STUDENT LOANS. The Seller makes the following representations and warranties as to the Financed Student Loans on which the Issuer is deemed to have relied in acquiring (through the Eligible Lender Trustee) the Financed Student Loans. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Initial Financed Student Loans and the Subsequent Pool Student Loans, and as of the applicable Transfer Date, in the case of the Other Subsequent Student Loans and the Other Student Loans, but shall survive the sale, transfer and assignment of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

                  (i) CHARACTERISTICS OF FINANCED STUDENT LOANS. Each Financed Student Loan (A) was originated in the United States of America, its territories, its possessions or other areas subject to its jurisdiction by the Seller in the ordinary course of its business to an eligible borrower under applicable law and agreements and was fully and properly executed by the parties thereto and (B) provides or, when the payment schedule with respect thereto is determined, will provide for payments on a periodic basis that fully amortize the principal amount of such Financed Student Loan by its maturity and yield interest at the rate applicable thereto, as such maturity may be modified in accordance with any applicable deferral or forbearance periods granted in accordance with applicable laws and restrictions, including those of the Higher Education Act, any Guarantee Agreement or the Programs. Each Financed Student Loan that is a Financed Federal Loan qualifies the holder thereof to receive Interest Subsidy Payments (other than SLS Loans, unsubsidized Stafford Loans and certain Consolidation Loans) and Special Allowance Payments from the Department and Guarantee Payments from the applicable Guarantor and qualifies the applicable Guarantor to receive reinsurance payments thereon from the Department. Each Financed Student Loan that is a Financed Private Loan qualifies the holder thereof to receive Guarantee Payments from the applicable Guarantor pursuant to the applicable Guarantee Agreement.

                  (ii) SCHEDULES OF FINANCED STUDENT LOANS. The information set forth in Schedules A and B to this Agreement and Schedule A to the related Transfer Agreement is true and correct in all material respects as of the opening of business on the Cutoff Date (with respect to Schedules A and B to this Agreement) or each applicable Subsequent Cutoff Date, as applicable, and no selection procedures believed to be adverse to the holders of Notes or the holders of Certificates were utilized in selecting the Initial Financed Student Loans or the applicable Additional Student Loans, as applicable. The computer tape regarding the Initial Financed Student Loans and the Subsequent Pool Student Loans made available to the Issuer and its assigns is true and correct in all respects as of the Cutoff Date.

                  (iii) COMPLIANCE WITH LAW. Each Financed Student Loan complied at the time it was originated or made and at the execution of this Agreement or the applicable Transfer Agreement, as the case may be, complies, and the Seller and its agents, with respect to each such Financed Student Loan, have at all times complied, in all material respects with all requirements of applicable Federal, state and local laws and regulations thereunder, including the Higher Education Act, usury law, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Federal Reserve Board's Regulation B and other consumer credit laws and equal credit opportunity and disclosure laws and all applicable requirements of the Guarantee Agreements.

                  (iv) BINDING OBLIGATION. Each Financed Student Loan represents the genuine, legal, valid and binding payment obligation in writing of the borrower thereof, enforceable by or on behalf of the holder thereof in accordance with its terms, and no Financed Student Loan has been satisfied, subordinated or rescinded, subject to clause (xiii) below.

                  (v) NO DEFENSES. No right of rescission, setoff, counterclaim or defense has been asserted or threatened or exists with respect to any Financed Student Loan.

                  (vi) NO DEFAULT. No Initial Financed Student Loan or Subsequent Pool Student Loan has a payment that is more than 150 days overdue as of the Cutoff Date or, with respect to the Other Subsequent Student Loans and the Other Student Loans, more than 90 days overdue as of the applicable Subsequent Cutoff Date, as the case may be, and, except as permitted in this paragraph, no default, breach, violation or event permitting acceleration under the terms of any Financed Student Loan has occurred; and, except for payment defaults continuing for a period of not more than 150 days or 90 days, as applicable, no continuing condition that with notice or the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Financed Student Loan has arisen; and the Seller has not waived and shall not waive any of the foregoing other than as permitted by the Basic Documents.

                  (vii) TITLE. It is the intention of the Seller that the transfer and assignment herein contemplated constitute a sale of the Financed Student Loans from the Seller to the Eligible Lender Trustee on behalf of the Issuer and that the beneficial interest in and title to such Financed Student Loans not be part of the debtor's estate in the event of the appointment of a receiver with respect to the Seller. No Financed Student Loan has been sold, transferred, assigned or pledged by the Seller to any Person other than the Eligible Lender Trustee on behalf of the Issuer. Immediately prior to the transfer and assignment herein contemplated, the Seller had good title to each Financed Student Loan, free and clear of all Liens and, immediately upon the transfer thereof, the Eligible Lender Trustee on behalf of the Issuer shall have good title to each such Financed Student Loan, free and clear of all Liens or the transfer shall have been perfected under the UCC.

                  (viii) LAWFUL ASSIGNMENT. No Financed Student Loan has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Financed Student Loan or any Financed Student Loan under this Agreement, each Transfer Agreement or the Indenture is unlawful, void or voidable.

                  (ix) SECURITY INTEREST PERFECTED. All filings (including UCC filings) and/or delivery requirements necessary in any jurisdiction to give the Eligible Lender Trustee on behalf of the Issuer a first perfected ownership interest in the Financed Student Loans, and to give the Indenture Trustee a first perfected security interest therein, have been made or satisfied, as the case may be.

                  (x) ONE ORIGINAL. There is only one original executed copy of the promissory note evidencing each Financed Student Loan.

                  (xi) PRINCIPAL BALANCE. The aggregate principal balance of the Initial Financed Student Loans, plus accrued interest to be capitalized with respect thereto, as of January 1, 1999, is $________, and the aggregate principal balance of the Subsequent Pool

         Student Loans, plus accrued interest to be capitalized with respect thereto, as of January 1, 1999 is $____________.

                  (xii) NO CLAIMS. As of the Cutoff Date, no claim for payment with respect to an Initial Financed Student Loan has been made to a Guarantor, and as of the related Subsequent Cutoff Date no claim for payment with respect to an Additional Student Loan will have been made.

                  (xiii) NO BANKRUPTCIES OR DEATHS. No borrower of any Financed Student Loan as of January 1, 1999 (in the case of the Initial Financed Student Loans), or the applicable Subsequent Cutoff Date (in the case of Additional Student Loans) was noted in the related Financed Student Loan File as being currently involved in a bankruptcy proceeding or as having died.

                  (xiv) U.S. OBLIGORS. Less than 1% of the Financed Student Loans are due from Persons not having a mailing address in the United States of America.

                  (xv) INTEREST ACCRUING. Each Financed Student Loan is accruing interest (whether or not such interest is being paid currently, by the borrower or by the Department, or is being capitalized), except as otherwise expressly permitted by the Basic Documents.

                  (xvi) SELLER'S REPRESENTATIONS. The representations and warranties of the Seller contained in Section 6.01 are true and correct.

                  SECTION 3.02. REPURCHASE UPON BREACH; REIMBURSEMENT. The Seller, any Servicer or the Eligible Lender Trustee, as the case may be, shall inform the other parties to this Agreement and the Indenture Trustee promptly, in writing, upon the discovery of any breach of the Seller's representations and warranties made pursuant to Section 3.01 or Section 6.01. Unless any such breach shall have been cured within 60 days following the discovery thereof by the Eligible Lender Trustee or receipt by the Eligible Lender Trustee of written notice from the Seller or any Servicer of such breach, the Seller shall be obligated to repurchase any Financed Student Loan in which the interests of the holders of Notes or the holders of Certificates are materially and adversely affected by any such breach as of the first day succeeding the end of such 60-day period that is the last day of a Collection Period; provided that it is understood that any such breach that does not affect any Guarantor's obligation to guarantee payment of such Financed Student Loan to the Eligible Lender Trustee in accordance with the Guarantee Agreements will not be considered to have a material adverse effect for this purpose. In consideration of and simultaneously with the repurchase of the Financed Student Loan, the Seller shall remit the Purchase Amount, in the manner specified in Section 5.04, and the Issuer shall execute such assignments and other documents reasonably requested by the Seller in order to effect such transfer. Upon any such transfer of a Financed Student Loan, legal title to, and beneficial ownership and control of, the related Financed Student Loan File will thereafter belong to the Seller. In addition, if any such breach by the Seller does not trigger such a repurchase obligation but does result in the refusal by a Federal Guarantor to guarantee all or a portion of the accrued interest, or the loss (including any obligation of the Issuer to repay to the Department) of certain Interest Subsidy Payments and Special Allowance Payments, with respect to a Financed Federal Loan, then, unless such breach, if curable, is cured within 60 days, the Seller shall reimburse the Issuer by remitting an amount equal to the sum of all such non-guaranteed interest amounts and such forfeited Interest Subsidy Payments and Special Allowance Payments in the manner specified in Section 5.04. Subject to the provisions of Section 6.03, the sole remedy of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the holders of Notes or the holders of Certificates with respect to a breach of representations and warranties pursuant to Section 3.01 and the agreement contained in this Section shall be to require the Seller to repurchase Financed Student Loans or to reimburse the Issuer as provided above pursuant to this Section, subject to the conditions contained herein.

                  SECTION 3.03. CUSTODY OF FINANCED STUDENT LOAN FILES. To assure uniform quality in servicing the Financed Student Loans and to reduce administrative costs, the Issuer hereby revocably appoints (x) PHEAA, in its capacity as a Servicer and PHEAA hereby accepts such appointment, to act for the benefit of the Issuer and the Indenture Trustee as custodian of the following documents or instruments related to the Financed Student Loans it services (as set forth in Schedules A and B hereto) and (y) EFS, in its capacity as a Servicer and EFS hereby accepts such appointment, to act for the benefit of the Issuer and the Indenture Trustee as custodian of the following documents or instruments related to the Financed Student Loans it services (as set forth in Schedules A and B hereto), in each case, which are hereby constructively delivered to the Indenture Trustee, as pledgee of the Issuer (or, in the case of the Additional Student Loans, will as of the applicable Transfer Date be constructively delivered to the Indenture Trustee, as pledgee of the Issuer) with respect to each Financed Student Loan:

                  (a) the original fully executed copy of the note evidencing the Financed Student Loan;

                  (b) the original loan application fully executed by the borrower; and

                  (c) any and all other documents and computerized records that any of the applicable Servicer, the Administrator or the Seller shall keep on file, in accordance with its customary procedures, relating to such Financed Student Loan or any Obligor with respect thereto.

                  Unless otherwise specified, all references to actions to be taken by "the Servicer" as "custodian" under this Article III or any other provision of this Agreement with respect to the Financed Student Loans or the Financed Student Loan Files shall be deemed to refer to actions to be taken by each Servicer with respect to the Financed Student Loans serviced by such Servicer, as specified on Schedules A and B hereto, or with respect to the Financed Student Loan Files held by such Servicer. Consistent with the foregoing, but only insofar as the context so permits, this Article III is to be read with respect to each custodian as if such custodian alone was holding its respective Financed Student Loans hereunder.

                  SECTION 3.04. DUTIES OF SERVICER AS CUSTODIAN. (a) SAFEKEEPING. The Servicer, as custodian, shall hold the Financed Student Loan Files for the benefit of the Issuer and the Indenture Trustee and maintain such accurate and complete accounts, records and computer systems pertaining to each Financed Student Loan File as shall enable the Issuer to comply with this Agreement. In performing its duties as custodian the Servicer shall act with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to the student loan files relating to all comparable student loans that the Servicer services and shall ensure that it complies fully and completely with all applicable Federal and State laws, including the Higher Education Act, with respect thereto. The Servicer shall conduct, or cause to be conducted, periodic audits of the Financed Student Loan Files held by it under this Agreement and of the related accounts, records and computer systems, in such a manner as shall enable the Issuer or the Indenture Trustee to verify the accuracy of the Servicer's record keeping. The Servicer shall promptly report to the Issuer and the Indenture Trustee any failure on its part to hold the Financed Student Loan Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Issuer, the Eligible Lender Trustee or the Indenture Trustee of the Financed Student Loan Files.

                  (b) MAINTENANCE OF AND ACCESS TO RECORDS. The Servicer, as custodian, shall maintain each Financed Student Loan File at one of its offices specified in Schedule C to this Agreement or at such other office as shall be specified by written notice to the Issuer and the Indenture Trustee not later than 90 days after any change in location. Upon reasonable prior notice, the Servicer shall make available to the Issuer and the Indenture Trustee or their respective duly authorized representatives, attorneys or auditors a list of locations of the Financed Student Loan Files and the related accounts, records and computer systems maintained by the Servicer at such times during normal business hours as the Issuer or the Indenture Trustee shall instruct.

                  (c) RELEASE OF DOCUMENTS. Upon instruction from the Indenture Trustee, the Servicer, as custodian, shall release any Financed Student Loan File to the Indenture Trustee, the Indenture Trustee's agent, or the Indenture Trustee's designee, as the case may be, at such place or places as the Indenture Trustee may designate, as soon as practicable.

                  SECTION 3.05. INSTRUCTIONS; AUTHORITY TO ACT. The Servicer, as custodian, shall be deemed to have received proper instructions with respect to the Financed Student Loan Files upon its receipt of written instructions signed by a Responsible Officer of the Indenture Trustee.

                  SECTION 3.06. CUSTODIAN'S INDEMNIFICATION. The Servicer as custodian shall pay for any loss, liability or expense, including reasonable attorney's fees, that may be imposed on, incurred by or asserted against the Issuer, the Eligible Lender Trustee or the Indenture Trustee or any of their officers, directors, employees and agents as the result of any improper act or omission in any way relating to the maintenance and custody by the Servicer as custodian of the Financed Student Loan Files where the final determination that any such improper act or omission by the Servicer resulted in such loss, liability or expense is established by a court of law, by an arbitrator or by way of settlement agreed to by the Servicer; PROVIDED, HOWEVER, that the Servicer shall not be liable to the Eligible Lender Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Eligible Lender Trustee and the Servicer shall not be liable to the Indenture Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Indenture Trustee. This provision, as it relates to PHEAA, shall not be construed to limit the sovereign immunity of the Commonwealth of Pennsylvania or the Servicer's or any other party's rights, obligations, liabilities, claims or defenses which arise as a matter of law or pursuant to any other provision of this Agreement.

                  SECTION 3.07. EFFECTIVE PERIOD AND TERMINATION. Each of PHEAA's and EFS's appointment as custodian shall become effective as of the Closing Date and shall continue in full force and effect for so long as PHEAA and EFS, respectively, shall remain a Servicer hereunder. If PHEAA, EFS or any successor Servicer shall resign as Servicer in accordance with the provisions of this Agreement or if all the rights and obligations of PHEAA, EFS or any such successor Servicer shall have been terminated under Section 8.01, the appointment of PHEAA, EFS or such successor Servicer as custodian shall be terminated simultaneously with the effectiveness of such termination. As soon as practicable on or after any termination of such appointment (and in any event within (i) 10 Business Days, with respect to that portion of the Financed Student Loan Files it holds consisting of electronic records and information, and (ii) 30 Business Days, with respect to the remaining portion of the Financed Student Loan Files it holds), such Servicer shall deliver the Financed Student Loan Files it holds to the Indenture Trustee or the Indenture Trustee's agent at such place or places as the Indenture Trustee may reasonably designate.

                  SECTION 3.08. SCHEDULE OF FINANCED STUDENT LOANS. Schedules A and B hereto shall indicate by name the Servicer whose obligation it is to service each Financed Student Loan set forth on each such schedule. Such indication shall be conclusive evidence of the applicable Servicer's obligation to service such Financed Student Loans absent manifest error.

                                   ARTICLE IV

             ADMINISTRATION AND SERVICING OF FINANCED STUDENT LOANS

                  SECTION 4.01. DUTIES OF SERVICERS. Unless otherwise specified, all references to actions to be taken by "the Servicer" under this Article IV or any other provision of this Agreement with respect to a Financed Student Loan or Financed Student Loans or with respect to a Financed Student Loan File or Financed Student Loan Files shall be deemed to refer to actions to be taken by each Servicer with respect to a Financed Student Loan or Financed Student Loans serviced by such Servicer, as specified on Schedules A and B hereto, or with respect to a Financed Student Loan File or Financed Student Loan Files held by such Servicer. In addition, unless otherwise specified, all references to actions previously taken by "the Servicer" under this Article IV or any other provision of this Agreement with respect to a Financed Student Loan or Financed Student Loans or with respect to a Financed Student Loan File or Financed Student Loan Files shall be deemed to refer to actions previously taken by the related Servicer with respect to such Financed Student Loan or

Financed Student Loans or with respect to a Financed Student Loan File or Financed Student Loan Files. Further, unless otherwise specified, all references to actions to be taken by "the Servicer" under this Article IV or any other provision of this Agreement with respect to a Trust Account or the preparation or delivery of any report or Officers' Certificate shall be deemed to refer to actions to be taken by each Servicer with respect to such Trust Account or preparation or delivery of such report or Officers' Certificate, and all references to actions previously taken by "the Servicer" under this Article IV or any other provision of this Agreement with respect to a Trust Account or the preparation or delivery of any report or Officers' Certificate shall be deemed to refer to actions previously taken by the related Servicer with respect to such Trust Account or preparation or delivery of such report or Officers' Certificate. Consistent with the foregoing, but only insofar as the context so permits, this Article IV is to be read with respect to each Servicer as if such Servicer alone were servicing and administering its respective Financed Student Loans hereunder. Further still, unless otherwise specified, all references to "the Servicer" under this Article IV or any other provision of this Agreement with respect to representations, warranties or covenants of the Servicer shall be deemed to refer to representations, warranties or covenants made by each Servicer, except that representations, warranties or covenants with respect to the Financed Student Loans are hereby made by each Servicer only with respect to the Financed Student Loans it services. Further still, unless otherwise specified, all references to "the Servicer" in Sections 7.01, 7.02, 7.03, 7.04,
8.01 and 11.02 shall be references to each Servicer as if each Servicer was referred to alone.

                  The Servicer, for the benefit of the Issuer (to the extent provided herein), shall manage, service, administer and make collections on the Financed Student Loans with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable student loans that it services. Without limiting the generality of the foregoing or of any other provision set forth in this Agreement and notwithstanding any other provision to the contrary set forth herein, the Servicer shall manage, service, administer and make collections with respect to the Financed Student Loans (other than collection of any Interest Subsidy Payments and Special Allowance Payments, which the Eligible Lender Trustee will perform on behalf of the Trust) in accordance with, and otherwise comply with, all applicable Federal and state laws, including all applicable standards, guidelines and requirements of the Higher Education Act (in the case of the Financed Federal Loans) and any Guarantee Agreement (in the case of all the Financed Student Loans), the failure to comply with which would adversely affect the eligibility of one or more of the Financed Federal Loans for federal reinsurance or Interest Subsidy Payments or Special Allowance Payments or one or more of the Financed Student Loans for receipt of Guarantee Payments or would have an adverse effect on the holders of Certificates or the holders of Notes. In addition, without limiting the generality of the foregoing, the Servicer shall service the Financed Student Loans in accordance with the provisions of the Supplemental Sale and Servicing Agreement. The Servicer also hereby acknowledges that its obligation to service the Financed Student Loans includes those Additional Student Loans conveyed by the Seller to the Eligible Lender Trustee on behalf of the Trust pursuant to Sections 2.02 and 2.02A and the related Transfer Agreement, a copy of which shall be delivered to the Servicer by the

Seller promptly upon execution thereof; PROVIDED that any failure by the Seller to so deliver a Transfer Agreement shall not affect the Servicer's obligations hereunder to service all the Financed Student Loans.

                  The Servicer's duties shall include collection and posting of all payments, responding to inquiries of borrowers on such Financed Student Loans, monitoring borrowers' status, making required disclosures to borrowers, investigating delinquencies, sending payment coupons to borrowers and otherwise establishing repayment terms, reporting tax information to borrowers, if applicable, accounting for collections and furnishing monthly and annual statements with respect thereto to the Administrator. Subject to the provisions of Section 4.02, the Servicer shall follow its customary standards, policies and procedures in performing its duties as Servicer. Without limiting the generality of the foregoing, the Servicer is authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the holders of Certificates and the holders of Notes or any of them, instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Financed Student Loans; PROVIDED, HOWEVER, that the Servicer agrees that it will not (a) permit any rescission or cancellation of a Financed Student Loan except as ordered by a court of competent jurisdiction or governmental authority or as otherwise consented to in writing by the Eligible Lender Trustee and the Indenture Trustee or (b) reschedule, revise, defer or otherwise compromise with respect to payments due on any Financed Student Loan except pursuant to any applicable deferral or forbearance periods or otherwise in accordance with all applicable standards, guidelines and requirements of the Higher Education Act, any Guarantee Agreement or the Programs with respect to the servicing of the Financed Student Loans and except as otherwise permitted in accordance with
Section 4.14; PROVIDED FURTHER, HOWEVER, that the Servicer shall not agree to any decrease of the interest rate on, or the principal amount payable with respect to, any Financed Student Loan except in accordance with the applicable standards, guidelines and requirements of the Higher Education Act, any Guarantee Agreement or the Programs and as otherwise permitted in accordance with Section 4.14. The Eligible Lender Trustee on behalf of the Issuer hereby grants a power of attorney and all necessary authorization to each Servicer to maintain any and all collection procedures with respect to the Financed Student Loans it services, including filing, pursuing and recovering claims against the Guarantors for Guarantee Payments and taking any steps to enforce such Financed Student Loan such as commencing a legal proceeding to enforce a Financed Student Loan in the name of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the holders of Certificates or the holders of Notes. The Eligible Lender Trustee or the Indenture Trustee shall upon the written request of the Servicer or the Administrator furnish the Servicer or the Administrator with any other powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer or the Administrator to carry out their servicing and administrative duties hereunder.

                  SECTION 4.02. COLLECTION OF FINANCED STUDENT LOAN PAYMENTS.
(a) The Servicer shall make reasonable efforts (including all efforts that may be specified under the Higher Education Act or any Guarantee Agreement) to collect all payments called for under the terms and provisions of the Financed Student Loans as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable student loans that it services. The Servicer shall allocate collections with respect to the Financed Student Loans between principal and interest in accordance with Section 5.03. With the written consent of the Administrator, the Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Financed Student Loan.

                  (b) The Servicer shall make reasonable efforts to claim, pursue and collect all Guarantee Payments from the Guarantors pursuant to the Guarantee Agreements with respect to any of the Financed Student Loans as and when the same shall become due and payable, shall comply with all applicable laws and agreements with respect to claiming, pursuing and collecting such payments and shall follow such practices and procedures as it follows with respect to all comparable guarantee agreements and student loans that it services. In connection therewith, the Servicer is hereby authorized and empowered to convey to any Guarantor the note and the related Financed Student Loan File representing any Financed Student Loan in connection with submitting a claim to such Guarantor for a Guarantee Payment in accordance with the terms of the applicable Guarantee Agreement.

                  (c) The Eligible Lender Trustee shall, with the assistance of the Administrator as set forth below and on behalf of the Issuer, make reasonable efforts to claim, pursue and collect all Interest Subsidy Payments and Special Allowance Payments from the Department with respect to any of the Financed Federal Loans as and when the same shall become due and payable, shall comply with all applicable laws and agreements with respect to claiming, pursuing and collecting such payments and shall follow such practices and procedures as the Administrator follows with respect to its own student loans. All amounts so collected by the Eligible Lender Trustee shall constitute Available Funds for the applicable Collection Period and shall be deposited into the Collection Account in accordance with Section 5.02. In connection therewith, the Administrator shall prepare and file with the Department on a timely basis all claims forms and other documents and filings necessary or appropriate in connection with the claiming of Interest Subsidy Payments and Special Allowance Payments on behalf of the Eligible Lender Trustee and shall otherwise assist the Eligible Lender Trustee in pursuing and collecting such Interest Subsidy Payments and Special Allowance Payments from the Department. The Eligible Lender Trustee shall upon the written request of the Administrator furnish the Administrator with any power of attorney and other documents reasonably necessary or appropriate to enable the Administrator to prepare and file such claims forms and other documents and filings.

                  The Eligible Lender Trustee may permit trusts, other than the Trust, established by the Seller to securitize student loans to use the Department lender identification number applicable to the Trust. In such event, the Eligible Lender Trustee may claim and collect Interest Subsidy Payments and Special Allowance Payments with respect to Financed Student Loans in the Trust and student loans in such other trusts using such common lender identification number. Notwithstanding anything herein or in the Basic Documents to the contrary, any amounts assessed against payments (including, but not limited to, Interest Subsidy Payments and Special Allowance Payments) due from the Department or any Federal Guarantor to any such other trust using such common lender identification number as a result of amounts (including, but not limited to, Consolidation Fees) owing to the Department or any Federal Guarantor from the Trust will be deemed for all purposes hereof and of the Basic Documents (including for purposes of determining amounts paid by the Department or any Federal Guarantor with respect to the student loans in the Trust and such other trust) to have been assessed against the Trust and shall be deducted by the Eligible Lender Trustee or the Servicer and paid to such other trust from any collections made by them which would otherwise have been payable to the Collection Account, for the Trust. If so specified in the servicing agreement applicable to any such other trust, any amounts assessed against payments due from the Department or any Federal Guarantor to the Trust as a result of amounts owing to the Department or any Federal Guarantor from such other trust using such common lender identification number will be deemed to have been assessed against such other trust and will be deducted by the Eligible Lender Trustee or the Servicer from any collections made by them which would otherwise be payable to the collection account for such other trust and paid to the Trust.

                  SECTION 4.03. REALIZATION UPON FINANCED STUDENT LOANS. For the benefit of the Issuer, the Servicer shall use reasonable efforts consistent with its customary servicing practices and procedures and including all efforts that may be specified under the Higher Education Act or any Guarantee Agreement in its servicing of any delinquent Financed Student Loans.

                  SECTION 4.04. COMPUTATION OF NOTE INTEREST RATE AND CERTIFICATE RATE. Prior to each Determination Date, the Administrator shall determine each Note Interest Rate and the Certificate Rate that will be applicable to the Distribution Date following such Determination Date, in compliance with its obligation to prepare and deliver an Administrator's Certificate on such Determination Date pursuant to Section 4.08. In connection therewith, the Administrator shall [calculate the T-Bill Rate in accordance with the definition thereof] [, calculate Three-Month LIBOR in accordance with the definition thereof] and shall also determine the Student Loan Rate with respect to such Distribution Date; provided, however, that no such calculation of the Student Loan Rate shall be required to be made unless [the T-Bill Rate] or [Three-Month LIBOR] for such Interest Period is 100 basis points greater than [the T-Bill Rate of the preceding Determination Date] or [Three-Month LIBOR of the preceding Determination Date], respectively, [or with respect to T-Bill Indexed Securities only, the 52 Week Treasury Bill Rate is 100 basis points less than the T-Bill Rate as of such Determination Date].

                  SECTION 4.05. NO IMPAIRMENT. The Servicer shall not impair the rights of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the holders of Certificates or the holders of Notes in such Financed Student Loans.

                  SECTION 4.06. PURCHASE OF FINANCED STUDENT LOANS; REIMBURSEMENT. The Servicer or the Eligible Lender Trustee shall inform the other party as well as the Indenture Trustee and the Seller promptly, in writing, upon the discovery of any breach pursuant to Section 4.01, 4.02, 4.03 or 4.05. Unless the breach shall have been cured within 60 days following such discovery (or, at the Servicer's election, the last day of the first month following such discovery), the Servicer shall purchase any Financed Student Loan in which the interests of the holders of

Notes or the holders of Certificates are materially and adversely affected by such breach as of the first day succeeding the end of such 60-day period that is the last day of a Collection Period (it being understood that any such breach that does not affect any Guarantor's obligation to guarantee payment of such Financed Student Loan in accordance with Guarantee Agreements will not be considered to have a material adverse effect for this purpose). If the Servicer takes any action or fails to take any action during any Collection Period pursuant to the sections referred to above that impairs the rights of the Issuer, the Indenture Trustee, the Eligible Lender Trustee, the holders of Certificates or the holders of Notes in any Financed Student Loan or otherwise than as provided in such sections, the Servicer shall purchase such Financed Student Loan as of the last day of such Collection Period. In consideration of the purchase of any such Financed Student Loan pursuant to either of the two preceding sentences, the Servicer shall remit the Purchase Amount in the manner specified in Section 5.04. In addition, if any such breach by the Servicer does not trigger such a purchase obligation but does result in the refusal by a Federal Guarantor to guarantee all or a portion of the accrued interest, or the loss (including any obligation of the Issuer to repay to the Department) of certain Interest Subsidy Payments and Special Allowance Payments, with respect to a Financed Federal Loan, then, unless such breach, if curable, is cured within 60 days, the Servicer shall reimburse the Issuer by remitting an amount equal to the sum of all such non-guaranteed interest amounts and such forfeited Interest Subsidy Payments and Special Allowance Payments in the manner specified in Section 5.04. Subject to Section 7.02, the sole remedy of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the holders of Certificates and the holders of Notes with respect to a breach pursuant to Section 4.01, 4.02,
4.03 or 4.05 shall be to require the Servicer to purchase Financed Student Loans or to reimburse the Issuer as provided above pursuant to this Section. The Eligible Lender Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Financed Student Loan or the reimbursement for any interest penalty pursuant to this Section 4.06.

                  SECTION 4.07. SERVICING FEE; EXCESS SERVICING FEE. The Servicing Fee for each calendar month payable on each Monthly Servicing Payment Date and any Excess Servicing Fees payable on any Distribution Date shall be equal to the amounts determined by reference to the schedule of fees as set forth in the PHEAA Fee Schedule and the EFS Fee Schedule (The "PHEAA Fee Schedule" and the "EFS Fee Schedule" shall be the respective fee schedules delivered to the Eligible Lender Trustee. Notwithstanding anything to the contrary contained herein or in any other Basic Document, the Servicer shall only be entitled to receive any Excess Servicing Fee on any Distribution Date if and to the extent that sufficient funds are available pursuant to Section 5.05(c)(viii).

                  SECTION 4.08. ADMINISTRATOR'S CERTIFICATE; SERVICER'S REPORT.
(a) On or before (i) the seventh day of each month (or, if any such day is not a Business Day, on the next succeeding Business Day), the Servicer shall deliver to the Seller a Servicer's Report with respect to the preceding calendar month containing all information necessary for the preparation of the applicable Transfer Agreement (including Schedule A), and (ii) the Closing Date or the fifteenth day of each month (or, if any such day is not a Business Day, on the next succeeding Business Day) or any other Transfer Date, the Servicer shall deliver to the Administrator a Servicer's

Report with respect to the preceding calendar month containing all information necessary for the Administrator's preparation of the Administrator's Officers' Certificate and the Administrator's Certificate covering such calendar month referred to in paragraphs (b) and (c) below.

                  (b) On each Determination Date prior to a Monthly Servicing Payment Date that is not a Distribution Date, the Administrator shall deliver to the Eligible Lender Trustee, the Indenture Trustee and (if the Seller is not the Administrator) the Seller, an Officer's Certificate of the Administrator containing all information necessary to pay the Servicer the Servicing Fee due on such Monthly Servicing Payment Date pursuant to Sections 5.05(b) and 5.06. In addition, on the Business Day preceding each Transfer Date during the Funding Period, the Administrator shall deliver to the Eligible Lender Trustee, the Indenture Trustee, and (if the Seller is not the Administrator) the Seller, an Officer's Certificate of the Administrator containing all information necessary to make the transfers from the Escrow Account and the Pre-Funding Account on such Transfer Date pursuant to Section 5.08.

                  (c) On each Determination Date prior to a Distribution Date, the Administrator shall deliver to the Eligible Lender Trustee, the Indenture Trustee and (if the Seller is not the Administrator) the Seller, with a copy to the Rating Agencies, an Administrator's Certificate containing all information necessary to make the distributions pursuant to Sections 5.05, 5.06 and 5.08(c)(i) and (ii), if applicable, for the Collection Period preceding the date of such Administrator's Certificate. Financed Student Loans to be repurchased by the Seller (whether pursuant to Section 2.03 or 3.02), purchased by the Servicer or acquired by any Guarantor shall be identified by the Administrator by type of loan and borrower social security number with respect to such Financed Student Loan (as specified in Schedule A).

                  SECTION 4.09. ANNUAL STATEMENT AS TO COMPLIANCE; NOTICE OF DEFAULT. (a) Each of the Servicer and the Administrator shall deliver to the Seller, the Eligible Lender Trustee, the and the Indenture Trustee, on or before March 30 of each year beginning March 30, 2000, an Officers' Certificate of the Servicer or the Administrator, as the case may be, dated as of December 31 of the preceding year, stating that (i) a review of the activities of the Servicer or the Administrator, as the case may be, during the preceding 12-month period (or, in the case of the first such certificate, during the period from the Closing Date to December 31, 1999) and of its performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer or the Administrator, as the case may be, has fulfilled all its obligations under this Agreement, or under this Agreement and the Administration Agreement, respectively, throughout such year or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof. The Indenture Trustee shall send a copy of each such Officers' Certificate and each report referred to in Section 4.10 to the Rating Agencies. A copy of each such Officers' Certificate and each report referred to in Section 4.10 may be obtained by any holder of Certificates, Certificate Owner, holder of Notes or Note Owner by a request in writing to the Eligible Lender Trustee addressed to its Corporate Trust Office, together with evidence satisfactory to the Eligible Lender Trustee that such Person is one of the foregoing parties. Upon the telephone request of the Eligible Lender Trustee, the Indenture Trustee will promptly furnish the Eligible Lender Trustee a list of holders of Notes as of the date specified by the Eligible Lender Trustee.

                  (b) The Servicer shall deliver to the Eligible Lender Trustee, the Indenture Trustee, the Seller, and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officers' Certificate of such Servicer of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default with respect to such Servicer under Section 8.01(a)(1) or (2).

                  (c) The Administrator shall deliver to the Eligible Lender Trustee, the Indenture Trustee, the Servicer and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officers' Certificate of the Administrator of any event which with the giving of notice or lapse of time, or both, would become an Administrator Default under Section 8.01(b)(1) or (2) or would cause Key Bank USA, National Association, to fail to meet any Rating Agency Condition pursuant to Section 5.02(iii).

                  SECTION 4.10. ANNUAL INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS' REPORT. Each of the Servicer and the Administrator shall cause a firm of independent certified public accountants, which may also render other services to the Servicer or the Administrator, as the case may be, to deliver to the Seller, the Eligible Lender Trustee and the Indenture Trustee on or before March 30 of each year beginning March 30, 2000, (a) a report expressing a summary of findings based upon a comparison of the mathematical calculations of certain amounts set forth in the Servicer's Reports during the preceding calendar year (or, in the case of the first such report, the period from the Closing Date to December 31, 1999) with the Servicer's computer reports that were the source of such amounts and a report with regard to the assertions by the Servicer's management about the Servicer's compliance with this Agreement during the preceding calendar year (or, in the case of the first such report, the period from the Closing Date to December 31, 1999) and (b) a report addressed to the Servicer, the Seller, the Eligible Lender Trustee, the Indenture Trustee and each Rating Agency to the effect that (i) such accountants have relied upon the assertions by the Servicer's management about the Servicer's compliance with this Agreement during the preceding calendar year (or, in the case of the first such report, during the period from the Closing Date to December 31, 1999) and
(ii) in such accountants' opinion, such assertions are fairly stated in all material respects, except for such exceptions as such firm shall believe to be immaterial and such other exceptions as shall be set forth in such report.

                  Such report will also indicate that the firm is independent of the Servicer or the Administrator, as the case may be, within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

                  SECTION 4.11. ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING FINANCED STUDENT Loans. Upon reasonable prior notice, the Servicer shall provide to the holders of Certificates and the holders of Notes access to the Financed Student Loan Files in such cases where the holders of Certificates or the holders of Notes shall be required by applicable statutes or regulations to review such documentation, as demonstrated by evidence satisfactory to the Servicer in its reasonable judgment. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the respective offices of the Servicer. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

                  SECTION 4.12. SERVICER AND ADMINISTRATOR EXPENSES. Each Servicer and the Administrator shall be severally required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on such Servicer or the Administrator, as the case may be, and expenses incurred in connection with distributions and reports to the Administrator or to the holders of Certificates and the holders of Notes, as the case may be.

                  SECTION 4.13. APPOINTMENT OF SUBSERVICER. Each Servicer may at any time, upon the written consent of the Administrator, appoint a subservicer to perform all or any portion of its obligations as Servicer hereunder; PROVIDED, HOWEVER, that the Rating Agency Condition shall have been satisfied in connection therewith; PROVIDED FURTHER that each Servicer shall remain obligated and be liable to the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the holders of Certificates and the holders of Notes for the servicing and administering of the Financed Student Loans it services, as specified on Schedules A and B hereto in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Financed Student Loans it services. The fees and expenses of the subservicer shall be as agreed between the applicable Servicer and its subservicer from time to time and none of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the holders of Certificates or the holders of Notes shall have any responsibility therefor.

                  SECTION 4.14. SPECIAL PROGRAMS. The Servicer shall offer borrowers of the Financed Student Loans all special incentive programs, whether or not in existence as of the date of this Agreement, generally offered to the obligors of comparable loans owned by the Seller; PROVIDED, HOWEVER, that to the extent such programs are not required by the Higher Education Act and have the effect of reducing the yield on the Financed Student Loans (either by reducing borrower payments or reducing principal balance), such special programs shall be applied to borrowers of Financed Student Loans only if and to the extent the Issuer receives payment from the Seller in an amount sufficient to offset such reduction of yield netted against any payments owed by the Trust to the Seller pursuant to this Agreement.

                                    ARTICLE V

                         DISTRIBUTIONS; RESERVE ACCOUNT;
                STATEMENTS TO CERTIFICATEHOLDERS AND NOTEHOLDERS

                  SECTION 5.01. ESTABLISHMENT OF TRUST ACCOUNTS. (a) (i) The Administrator, for the benefit of the Issuer, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Issuer. The Collection Account will initially be established as a segregated trust account at KeyBank National Association in the name of the Indenture Trustee.

                  (ii) The Administrator, for the benefit of the Issuer, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Issuer. The Reserve Account will initially be established as a segregated trust account at KeyBank National Association in the name of the Indenture Trustee.

                  (iii) The Administrator, for the benefit of the Issuer, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Pre-Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Issuer. The Pre-Funding Account will initially be established as a segregated trust account at KeyBank National Association in the name of the Indenture Trustee.

                  (iv) The Administrator, for the benefit of the Issuer, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the " Escrow Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Issuer. The Escrow Account will initially be established as a segregated trust account at KeyBank National Association in the name of the Indenture Trustee.

                  (b) Funds on deposit in the Collection Account, the Reserve Account, the Pre-Funding Account and the Escrow Account (collectively, the "Trust Accounts") shall be invested by the Indenture Trustee (or any custodian or designated agent with respect to any amounts on deposit in such accounts) in Eligible Investments pursuant to written instructions by the Administrator; PROVIDED, HOWEVER, it is understood and agreed that neither the Administrator nor the Indenture Trustee shall be liable for any loss arising from such investment in Eligible Investments. All such Eligible Investments shall be held by (or by any custodian on behalf of) the Indenture Trustee for the benefit of the Issuer; provided that on the Business Day preceding each Distribution Date all interest and other investment income (net of losses and investment expenses) on funds on deposit therein shall be deposited into the Collection Account and shall be deemed to constitute a portion of the Available Funds for such Distribution Date. Other than as described in the following proviso or as otherwise permitted by the Rating Agencies, funds on deposit in the Trust Accounts shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day preceding the following Distribution Date; PROVIDED, HOWEVER, that funds on deposit in Trust Accounts may be invested in Eligible Investments of the Indenture Trustee which may mature so that such funds will be available on such Distribution Date. Funds deposited in a Trust Account on a Business Day which immediately precedes a Distribution Date upon the maturity of any Eligible Investments are not required to be invested overnight.

                  (c) (i) The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Estate. Subject to the Administrator's power to instruct the Indenture Trustee pursuant to paragraph (b) above and paragraph
         (c)(iii) below, the Trust Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Issuer. If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Administrator on its behalf) agrees, by its acceptance hereto, that it shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account. In connection with the foregoing, the Administrator agrees that, in the event that any of the Trust Accounts are not accounts with the Indenture Trustee, the Administrator shall notify the Indenture Trustee in writing promptly upon any of such Trust Accounts ceasing to be an Eligible Deposit Account.

                  (ii) With respect to the Trust Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

                  (A) any Trust Account Property that is held in deposit accounts shall be held solely in Eligible Deposit Accounts, subject to the last sentence of Section 5.01(c)(i); and, subject to Section 5.01(b), each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

                  (B) any Trust Account Property shall be Delivered to the Indenture Trustee in accordance with the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or such other Person acting solely for the Indenture Trustee as required for Delivery;

                  (C) In the event that the Indenture Trustee, in its capacity as securities intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in the Trust Accounts or any security entitlement credited thereto, the Indenture Trustee, in its capacity as securities intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Indenture Trustee. The financial assets and other items deposited to the Trust Accounts will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Indenture Trustee (except that the Indenture Trustee, in its capacity as securities intermediary may set off (i) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of the Trust Accounts, and (ii) the face amount of any checks which have been credited to the Trust Accounts but are subsequently returned unpaid because of uncollected or insufficient funds).

                  (iii) The Administrator shall have the power, revocable for cause or upon the occurrence and during the continuance of an Administrator Default by the Indenture Trustee or by the Eligible Lender Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicers, the Administrator or the Eligible Lender Trustee to carry out its respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

                  SECTION 5.02. COLLECTIONS. The Servicer shall remit within two Business Days of receipt thereof to the Collection Account all payments by or on behalf of the Obligors with respect to the Financed Student Loans (other than Purchased Student Loans), and all Liquidation Proceeds, as collected during the Collection Period. Notwithstanding the foregoing, for so long as (i) Key Bank USA, National Association remains the Administrator, (ii) no Administrator Default shall have occurred and be continuing and (iii) prior to ceasing daily remittances to the Collection Account, the Rating Agency Condition shall have been satisfied (and any conditions or limitations imposed by the Rating Agencies in connection therewith are complied with), the Servicer shall remit such collections within two Business Days of receipt thereof to the Administrator, and the Administrator need not deposit such collections into the Collection Account until one Business Day immediately prior to the next following Distribution Date; PROVIDED, HOWEVER, that, notwithstanding the foregoing, on or before the Business Day preceding each Monthly Servicing Payment Date that is not a Distribution Date, the Administrator shall deposit into the Collection Account (i) that portion of such amounts received by it that is equal to the Servicing Fee payable on such date and (ii) Guarantee Payments made by TERI in excess of the Maximum TERI Payments Amount. In the event that any of the foregoing conditions for ceasing daily remittances shall no longer be satisfied, then the Administrator shall deposit all collections held by it into the Collection Account within five Business Days thereof. For purposes of this
Article V, the phrase "payments by or on behalf of Obligors" shall mean payments made with respect to the Financed Student Loans by or on behalf of borrowers thereof and the Guarantors (but excluding the Department).

                  SECTION 5.03. APPLICATION OF COLLECTIONS. (a) With respect to each Financed Student Loan, all collections (including all Guarantee Payments, but subject to the Maximum TERI Payments Amount with respect to TERI Guarantee Payments) with respect thereto for the Collection Period shall be applied to interest and principal on such Financed Student Loan by the Servicer in accordance with its customary practice by allocating to interest (i) any late payment charge or any similar fee received with respect to such Financed Student Loan and (ii) the portion of such collection equal to the product of (A) the applicable interest rate on such Financed Student Loan, (B) the unpaid principal balance of such Financed Student Loan and (C) the period of time elapsed since the preceding payment of interest on such Financed Student Loan was made (over the actual number of days in a year) ("Interest Collections") and by allocating the remainder of such collection to principal.

                  (b) All Liquidation Proceeds shall be applied to the related Financed Student Loan.

                  SECTION 5.04. ADDITIONAL DEPOSITS. (a) Within two Business Days after receipt thereof, the Eligible Lender Trustee shall deposit in the Collection Account the aggregate amount of Interest Subsidy Payments and Special Allowance Payments received by it with respect to the Financed Federal Loans. The Servicer shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Student Loans and all other amounts to be paid by the Servicer under Section 4.06 when such amounts are due, and the Seller shall deposit or cause to be deposited therein the aggregate Purchase Amount with respect to Purchased Student Loans and all other amounts to be paid by the Seller under Sections 3.02 and 9.01 when such amounts are due.

                  (b) Notwithstanding anything to the contrary set forth in paragraph (a) above, if daily deposits to the Collection Account are not required pursuant to Section 5.02, the Eligible Lender Trustee, the Seller and the Servicer shall pay the amounts referred to in paragraph (a) above that would otherwise be deposited into the Collection Account to the Administrator. The Administrator shall not be required to deposit such amounts into the Collection Account until the Business Day preceding each Distribution Date.

                  SECTION 5.05. DISTRIBUTIONS. (a) On each Determination Date, the Administrator shall calculate all amounts required to determine the amounts to be deposited in the Collection Account from the other Trust Accounts and the amounts to be distributed therefrom on the related Monthly Servicing Payment Date or Distribution Date.

                  (b) On each Monthly Servicing Payment Date that is not a Distribution Date, the Administrator shall instruct the Indenture Trustee (based on the information contained in the Administrator's Officer's Certificate and each related Servicer's report delivered pursuant to Section 4.08(a) and (b)) to distribute (i) to the Servicers by 11:00 a.m. (New York time), from and to the extent of the Available Funds on deposit in the Collection Account the Servicing Fee due with respect to the preceding calendar month and all unpaid Servicing Fees from prior months and (ii) to the Seller any amounts on deposit in the Collection Account which consist of Guarantee Payments made by TERI in excess of the Maximum TERI Payments Amount and the Indenture Trustee shall comply with such instructions.

                  (c) On each Distribution Date, the Administrator shall instruct the Indenture Trustee (based on the information contained in the Administrator's Certificate and each related Servicer's Report delivered pursuant to Section 4.08(a) and (c)) to make the following deposits and distributions to the Persons or to the account specified below by 11:00 a.m. (New York time), to the extent of the amount of Available Funds in the Collection Account, in the following order of priority and the Indenture Trustee shall comply with such instructions:

                  (i) to the Seller, any amounts on deposit in the Collection Account which consist of Guarantee Payments made by TERI in excess of the Maximum TERI Payments Amount;

                  (ii) to the Servicers, the Servicing Fee due with respect to the preceding calendar month and all unpaid Servicing Fees from prior months;

                  (iii) to the Administrator, from the amount of Available Funds remaining after the application of clauses (i) and (ii), the Administration Fee and all unpaid Administration Fees from prior Collection Periods;

                  (iv) to the holders of the Notes, from the amount of Available Funds remaining after the application of clauses (i), (ii) and (iii), the Noteholders' Interest Distribution Amount for such Notes pursuant to Section 8.02(c)(i) of the Indenture;

                  (v) to the Eligible Lender Trustee on behalf of the holders of the Certificates, from the amount of Available Funds remaining after the application of clauses (i), (ii), (iii) and (iv), the Certificateholders' Interest Distribution Amount;

                  (vi) to the Reserve Account from the amount of Available Funds remaining after the application of clauses (i) through (v), an amount, up to the amount, if any, necessary to reinstate the balance of the Reserve Account up to the Specified Reserve Account Balance;

                  (vii) to the holders of the Notes, from the amount of Available Funds remaining after the application of clauses (i) through
         (vi), the Noteholders' Principal Distribution Amount to be allocated pursuant to Section 8.02(c)(ii) of the Indenture;

                  (viii) on each Distribution Date on and after the date on which the Notes have been paid in full, to the Eligible Lender Trustee on behalf of the holders of the related Certificates, from the amount of Available Funds remaining after the application of clauses (i) through (vii), the Certificateholders' Principal Distribution Amount;

                  (ix) to the Servicers, from the amount of Available Funds remaining after the application of clauses (i) through (viii), the aggregate unpaid amount, if any, of the Excess Servicing Fee;

                  (x) to the holders of the Notes on a pro rata basis, based on the amount of Noteholders' Interest Index Carryover owing on each class of Notes, from the amount of

         Available Funds remaining after the application of clauses (i) through
         (x), the aggregate unpaid amount of Noteholders' Interest Index Carryover, if any;

                  (xi) to the Eligible Lender Trustee on behalf of the holders of the Certificates, from the amount of Available Funds remaining after the application of clauses (i) through (x), the aggregate unpaid amount of the Certificateholders' Interest Index Carryover, if any;

                  (xii) to the Seller, the amount of Available Funds remaining after the application of clauses (i) through (xi).

                  Notwithstanding anything to the contrary contained in this
         Section 5.05(c), if the outstanding principal balance of the Notes (after giving effect to any amounts to be distributed to the holders of the Notes pursuant to Section 5.05(c) (vi) above) is in excess of the Note Collateralization Amount, the holders of the Notes shall receive the Noteholder's Priority Principal Distribution Amount prior to any payment to the holders of the Certificates of the Certificateholders' Interest Distribution Amount pursuant to Section 5.05(c) (iv) above.

                  (d) On each Transfer Date which occurs during the period which begins after the Funding Period and ends on the Loan Purchase Termination Date, the Administrator shall instruct the Indenture Trustee to make withdrawals from the Escrow Account, until all amounts deposited therein during the calendar month immediately preceding such Transfer Date have been exhausted (provided however, that no funds on deposit in the Escrow Account may be used to acquire Subsequent Pool Student Loans), and then from the Collection Account up to the amount of Available Loan Purchase Funds for such Transfer Date on deposit therein, (i) an amount equal to 100% of the sum of (A) the principal balance of, plus (B) to the extent capitalized or to be capitalized, accrued interest on, the Other Student Loans (such sum, a "Transferred Balance") and transferred to the Eligible Lender Trustee on behalf of the Issuer on such Transfer Date and to distribute such amount to or upon the order of the Seller upon satisfaction of the conditions set forth in Section 2.02A(b) with respect to such transfer, and to distribute such amount to or upon the order of the Seller and (ii) on each such Transfer Date on which Guarantee Fee Advances are to be conveyed to the Eligible Lender Trustee on behalf of the Issuer, an amount equal to the principal balance of such Guarantee Fee Advances and to distribute such amount to or upon the order of the Seller upon satisfaction of the conditions set forth in Section 2.02A(b) with respect to such transfer of Guarantee Fee Advances.

                  SECTION 5.06. RESERVE ACCOUNT. (a) On the Closing Date, the Seller shall deposit the Reserve Account Initial Deposit into the Reserve Account.

                  (b) (i) In the event that the Servicing Fee for any Monthly Servicing Payment Date or Distribution Date exceeds the amount distributed to the Servicer pursuant to Sections 5.05(b) and 5.05(c) on such Monthly Servicing Payment Date or Distribution Date, the Administrator shall instruct the Indenture Trustee to withdraw from the Reserve Account on such

Monthly Servicing Payment Date or Distribution Date an amount equal to such excess, to the extent of funds available therein, and to distribute such amount to the Servicers; PROVIDED, HOWEVER, that, amounts on deposit in the Reserve Account will not be available to cover any unpaid Excess Servicing Fees to the Servicers.

                  (ii) In the event that the Administration Fee for any Distribution Date exceeds the amount distributed to the Administrator pursuant to Section 5.05(c)(ii) on such Distribution Date, the Administrator shall instruct the Indenture Trustee to withdraw from the Reserve Account on each Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraph (b)(i) above, and to distribute such amount to the Administrator.

                  (iii)    [Reserved]

                  (iv)     [Reserved]

                  (v) In the event that the Noteholders' Interest Distribution Amount for a Distribution Date exceeds the amount distributed to the holders of Notes pursuant to Section 5.05(c)(iii) on such Distribution Date, the Administrator shall instruct the Indenture Trustee to withdraw from the Reserve Account on such Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraph (b)(i) and (b)(ii) above, and to distribute such amount to the holders of Notes entitled thereto, in the same order and priority as is set forth in Section 5.05(c)(iii); PROVIDED, HOWEVER, that, amounts on deposit in the Reserve Account will not be available to cover any unpaid Noteholders' Interest Index Carryover.

                  (vi) In the event that (A) the Certificateholders' Interest Distribution Amount for a Distribution Date exceeds the amount distributed to holders of Certificates pursuant to Section 5.05(c)(iv) on such Distribution Date and (B) the Note Collateralization Amount is equal to or greater than the outstanding principal balance of the Notes (after giving effect to distributions on the Notes on such Distribution Date, the Administrator shall instruct the Indenture Trustee on such Distribution Date to withdraw from the Reserve Account on such Distribution Date an amount equal to the excess described in clause (A) above, to the extent of funds available therein after giving effect to paragraphs (b)(i), (b)(ii) and (b)(v) above, and to distribute such amount to the holders of Certificates entitled thereto, in the same order and priority as is set forth in Section 5.05(c)(iv); PROVIDED, HOWEVER, that amounts on deposit in the Reserve Account will not be available to cover any unpaid Certificateholders' Interest Index Carryover.

                  (vii) In the event that on the Final Maturity Date for the Class A-1 Notes, the outstanding principal balance of the Class A-1 Notes (prior to giving effect to any distribution of principal thereon on such date) exceeds the amount of principal distributed to the holders of the Class A-1 Notes on such date pursuant to Section 5.05(c)(vi), the Administrator shall instruct the Indenture Trustee on such date to withdraw from the

         Reserve Account on such date an amount equal to such excess, to the extent of funds available therein, after giving effect to paragraphs
         (b)(i), (b)(ii), (b)(v) and (b)(vi) above, and to distribute such amount to the holders of the Class A-1 Notes, in the same order and priority as is set forth in Section 5.05(c)(vi).

                  (viii) In the event that on the Final Maturity Date for the Class A-2 Notes the outstanding principal balance of the Class A-2 Notes (prior to giving effect to any distribution of principal thereon on such date), exceeds the amount of principal distributed to the holders of the Class A-2 Notes on such date pursuant to Section 5.05(c)(vi), the Administrator shall instruct the Indenture Trustee on such date to withdraw from the Reserve Account on such date an amount equal to such excess, to the extent of funds available therein, after giving effect to paragraphs (b)(i), (b)(ii), (b)(v), (b)(vi) and
         (b)(vii) above, and to distribute such amount to the holders of the Class A-2 Notes, in the same order and priority as set forth in Section
         5.05 (c)(vi).

                  (ix) In the event that on the Final Maturity Date for the Certificates the Certificateholders' Principal Distribution Amount exceeds the amount distributed to the holders of the Certificates pursuant to Section 5.05(c)(vii), the Administrator shall instruct the Indenture Trustee on such date to withdraw from the Reserve Account on such date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraphs (b)(i), (b)(ii),
         (b)(vi), (b)(vii) and (b)(viii) above, and to distribute such amount to the holders of Certificates entitled thereto, in the same order and priority as is set forth in Section 5.05 (c)(vii).

                  (c)      [Reserved]

                  (d) If the amount on deposit in the Reserve Account on any Distribution Date (without giving effect to all deposits or withdrawals therefrom on such Distribution Date) is greater than the Specified Reserve Account Balance for such Distribution Date, the Administrator shall instruct the Indenture Trustee to deposit the amount of such excess into the Collection Account for distribution on such Distribution Date.

                  (e) Following the payment in full of the aggregate outstanding principal balance of the Notes and the Certificate Balance and of all other amounts owing or to be distributed hereunder or under the Indenture or the Trust Agreement to holders of Notes and Certificates, the Servicer or the Administrator (including any Excess Servicing Fees, Noteholders' Interest Index Carryover and Certificateholders' Interest Index Carryover) and the termination of the Trust, any amount remaining on deposit in the Reserve Account shall be distributed to the Seller. The Seller shall in no event be required to refund any amounts properly distributed pursuant to this Section 5.06(e).

                  SECTION 5.07. STATEMENTS TO CERTIFICATEHOLDERS AND NOTEHOLDERS. On each Determination Date preceding a Distribution Date, the Administrator shall provide to the Indenture Trustee (with a copy to the Rating Agencies) for the Indenture Trustee to forward on such succeeding Distribution Date to each holder of record of the Notes and to the Eligible Lender Trustee for the Eligible Lender Trustee to forward on such succeeding Distribution Date to each holder of record of the Certificates a statement substantially in the form of Exhibits A and B, respectively, setting forth at least the following information as to the Notes and the Certificates, to the extent applicable:

                  (i) the amount of the distribution allocable to principal of each of the Class A-1 Notes, the Class A-2 Notes and the Certificates;

                  (ii) the amount of the distribution allocable to interest on each of the Class A-1 Notes, the Class A-2 Notes and the Certificates together with the interest rates applicable with respect thereto (indicating whether such interest rates are based on (x) [the T-Bill Rate, in the case of T-Bill Indexed Securities] or [Three-Month LIBOR in the case of LIBOR Indexed Securities] or (y) the Student Loan Rate and specifying what each such interest rate would have been if it had been calculated using the alternate basis; provided that no such calculation of the Student Loan Rate will be required to be made unless [the T-Bill Rate] or [Three-Month LIBOR] for such Interest Period is 100 basis points greater than the [T-Bill Rate of the preceding Determination Date] or [Three-Month LIBOR, of the preceding Determination Date], respectively[, or with respect to T-Bill Indexed Securities only, the 52 Week Treasury Bill Rate is 100 basis points less than the T-Bill Rate as of such Determination Date]);

                  (iii) the amount of the distribution, if any, allocable to any Noteholders' Interest Index Carryover and any Certificateholders' Interest Index Carryover together with the outstanding amount, if any, of each thereof after giving effect to any such distribution;

                  (iv) the Pool Balance as of the close of business on the last day of the preceding Collection Period, after giving effect to payments allocated to principal reported as described in clause (i) above;

                  (v) the aggregate outstanding principal balance of each class of Notes, the Certificate Balance and each Pool Factor as of such Distribution Date, after giving effect to payments allocated to principal reported under clause (i) above;

                  (vi) the amount of the Servicing Fee and any Excess Servicing Fee paid to the Servicers and the amount of the Administration Fee paid to the Administrator, respectively, with respect to such Collection Period, and the amount, if any, of the Excess Servicing Fee remaining unpaid after giving effect to any such payment;

                  (vii) the amount of the aggregate Realized Losses, if any, for such Collection Period and the balance of Financed Student Loans that are delinquent in each delinquency period as of the end of such Collection Period;

                  (viii) the balance of the Reserve Account on such Distribution Date, after giving effect to changes therein on such Distribution Date;

                  (ix) for Distribution Dates during the Funding Period, the remaining Pre-Funded Amount on such Distribution Date, after giving effect to changes therein during the related Collection Period;

                  (x) for the first Distribution Date, the Subsequent Pool Pre-Funded Amount, if any, remaining in the Subsequent Pool Pre-Funding Subaccount that has not been used to acquire Subsequent Pool Student Loans and is being paid out to the holders of the Notes and holders of the Certificates; and

                  (xi) for the first Distribution Date on or following the end of the Funding Period, the amount of any remaining Pre-Funded Amount that has not been used to make Additional Fundings and is being paid out to the holders of the Notes.

Each amount set forth pursuant to clauses (i), (ii), (iii), (v) and (vi) above shall be expressed as a dollar amount per $1,000 of original principal balance of a Certificate or Note, as applicable. A copy of the statements referred to above may be obtained by any Certificate Owner or Note Owner by a written request to the Eligible Lender Trustee or the Indenture Trustee, respectively, addressed to the respective Corporate Trust Office.

                  SECTION 5.08. PRE-FUNDING ACCOUNT. (a) On the Closing Date, the Seller will deposit in the Pre-Funding Account $________ (including $___________ representing the Negative Carry Initial Deposit) from the net proceeds of the sale of the Notes and the Certificates. A portion of the amount on deposit in the Pre-Funding Account equal to $________ (the "Subsequent Pool Pre-Funded Amount") will be credited on the Closing Date to a designated subaccount maintained by the Indenture Trustee within the Pre-Funding Account (the "Subsequent Pool Pre-Funding Subaccount"). The Negative Carry Initial Deposit will be credited on the Closing Date to the Subsequent Pool Pre-Funding Subaccount. The remainder of the amount on deposit in the Pre-Funding Account equal to $________ will be credited on the Closing Date to a designated subaccount maintained by the Indenture Trustee within the Pre-Funding Account (the "Other Additional Pre-Funding Subaccount"). No funds in the Other Additional Pre-Funding Subaccount may be used to purchase Subsequent Pool Student Loans until the Subsequent Pool Pre-Funded Amount has been reduced to zero. On each Transfer Date during the Funding Period on which Subsequent Pool Student Loans to be conveyed to the Eligible Lender Trustee on behalf of the Issuer, the Administrator shall instruct the Indenture Trustee to withdraw an amount equal to ____% of the sum of (x) the principal balance of, plus (y) to the extent capitalized or to be capitalized, accrued interest on, such Subsequent Pool Student Loans, first from the Subsequent Pool Pre-Funding Subaccount until the Subsequent Pool Pre-Funded Amount has been reduced to zero and then any remainder from the Other Additional Pre-Funding Subaccount. On each Transfer Date during the Funding Period on which Other Subsequent Student Loans to be conveyed to the Eligible Lender Trustee on behalf of the Issuer, the Administrator shall instruct the Indenture Trustee to withdraw an amount equal to

___% of the sum of (x) the principal balance of, plus (y) to the extent capitalized or to be capitalized, accrued interest on, such Other Subsequent Student Loans (each sum of clauses (x) and (y) set forth in this sentence and the previous sentence being, a "Transferred Balance"), first from the Escrow Account until all amounts deposited therein during the calendar month immediately preceding the Transfer Date have been reduced to zero and then any remainder from the Other Additional Pre-Funding Subaccount. The Administrator shall instruct the Indenture Trustee to distribute any Transferred Balance to or upon the order of the Seller upon satisfaction of the conditions set forth in
Section 2.02(b) with respect to such transfer. On each Transfer Date on which Subsequent Pool Student Loans are to be conveyed to the Eligible Lender Trustee on behalf of the Issuer, the Administrator shall instruct the Indenture Trustee to withdraw an amount equal to ____% of the Transferred Balance of such Subsequent Pool Student Loans, first from the Subsequent Pre-Funding Subaccount until the Subsequent Pool Pre-Funded Amount has been reduced to zero and then any remainder from the Other Additional Pre-Funding Subaccount and to deposit such amount into the Reserve Account upon satisfaction of the conditions set forth in Section 2.02(b) with respect to such transfer. On each Transfer Date on which Guarantee Fee Advances are to be conveyed to the Eligible Lender Trustee on behalf of the Issuer, the Administrator shall instruct the Indenture Trustee to withdraw from the Other Additional Pre-Funding Subaccount an amount equal to the principal balance of such Guarantee Fee Advances and to distribute such amount to or upon the order of the Seller upon satisfaction of the conditions set forth in Section 2.02(b) with respect to such transfer of Guarantee Fee Advances.

                  (b) In the event that any funds deposited in the Escrow Account during the calendar month immediately preceding any Transfer Date remain on deposit therein on such Transfer Date, after giving effect to all Additional Fundings to be made with respect to such Transfer Date pursuant to paragraph (a) above or Section 5.05(d), as applicable, the Indenture Trustee shall transfer such remaining funds from the Escrow Account to the Collection Account and such funds shall be considered collections with respect to the Financed Student Loans.

                  (c) (i) If as of the Special Determination Date (after giving effect to all Additional Fundings on such date) the Subsequent Pool Pre-Funded Amount has not been reduced to zero, the Administrator shall instruct the Indenture Trustee pursuant to Section 4.08(c) to withdraw from the Subsequent Pool Pre-Funding Subaccount on the first Distribution Date the remaining Subsequent Pool Pre-Funded Amount on deposit in such subaccount and, (x) if such amount is greater than $10,000,000, distribute the applicable Noteholders' Percentage of such amount to the holders of Class A-1 Notes and Class A-2 Notes on a pro rata basis, based on the initial principal amount of the Class A-1 Notes and the Class A-2 Notes, as a payment of principal in the same manner as the Noteholders' Principal Distribution Amount is distributed, and distribute the Certificateholders' Percentage of such amount to the holders of Certificates as a payment of principal in the same manner as the Certificateholders' Principal Distribution Amount is distributed, and (y) if such amount is $10,000,000 or less, distribute such amount to the holders of Class A-1 Notes as a payment of principal in the same manner as the Noteholders' Principal Distribution Amount is distributed.

                  (ii) If (x) the Pre-Funded Amount has not been reduced to zero on the Distribution Date on which the Funding Period ends (or, if the Funding Period does not end on a Distribution Date, on the first Distribution Date following the end of the Funding Period) after giving effect to any reductions in the Pre-Funded Amount on such Distribution Date pursuant to paragraph (a) above, the Administrator shall instruct the Indenture Trustee pursuant to Section 4.08(c) to withdraw from the Pre-Funding Account on such Distribution Date an amount equal to the Pre-Funded Amount and shall transfer such remaining funds from the Pre-Funding Account to the Collection Account and such funds shall be considered collections with respect to the Financed Student Loans.

                  (d) (i) In the event that the Servicing Fee for any Monthly Servicing Payment Date or Distribution Date during the Funding Period exceeds the amount distributed to the Servicer pursuant to Sections 5.05(b), 5.05(c)(i) and 5.06(b)(i) on such Monthly Servicing Payment Date or Distribution Date, the Administrator shall instruct the Indenture Trustee to withdraw from the Other Additional Pre-Funding Subaccount on such Monthly Servicing Payment Date or Distribution Date an amount equal to such excess, to the extent of funds available therein, and to distribute such amount to the Servicers; PROVIDED, HOWEVER, that, amounts on deposit in the Other Additional Pre-Funding Subaccount will not be available to cover any unpaid Excess Servicing Fees to the Servicers.

                  (ii) In the event that the Administration Fee for any Distribution Date during the Funding Period exceeds the amount distributed to the Administrator pursuant to Sections 5.05(c)(ii) and 5.06(b)(ii) on such Distribution Date, the Administrator shall instruct the Indenture Trustee to withdraw from the Other Additional Pre-Funding Subaccount on each Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraph
         (d)(i) above, and to distribute such amount to the Administrator.

                  (iii) In the event that the Noteholders' Interest Distribution Amount for a Distribution Date during the Funding Period exceeds the amount distributed to the holders of Notes pursuant to Sections 5.05(c)(iii) and 5.06(b)(v) on such Distribution Date, the Administrator shall instruct the Indenture Trustee to withdraw from the Other Additional Pre-Funding Subaccount on such Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraph (d)(i) and (d)(ii) above, and to distribute such amount to the holders of Notes entitled thereto, in the same order and priority as is set forth in Section 5.05(c)(iii).

                  (iv) In the event that (x) the Certificateholders' Interest Distribution Amount for the Certificates for a Distribution Date exceeds the amount distributed to the holders of Certificates pursuant to Sections 5.05(c)(iv) and 5.06(b)(vi) on such Distribution Date and
         (y) the Note Collateralization Amount is equal to or greater than the outstanding principal balance of the Notes (after giving effect to distributions on the Notes, on such Distribution Date), the Administrator shall instruct the Indenture Trustee on such

         Distribution Date to withdraw from the Other Additional Pre-Funding Subaccount on such Distribution Date an amount equal to the excess described in clause (x) above, to the extent of funds available therein after giving effect to paragraphs (d)(i), (d)(ii) and (d)(iii) above, and to distribute such amount to the holders of Certificates entitled thereto, in the same order and priority as is set forth in Section 5.05(c)(iv).

                  SECTION 5.09. NEGATIVE CARRY INITIAL DEPOSIT. On the Closing Date, the Seller will deposit in the Subsequent Pool Pre-Funding Subaccount the Negative Carry Initial Deposit from the net proceeds of the sale of the Notes and the Certificates. On the Final Subsequent Transfer Date, the Administrator will instruct the Indenture Trustee to withdraw from the Subsequent Pool Pre-Funding Subaccount and deposit into the Collection Account all or a portion of the Negative Carry Initial Deposit equal to the difference (if positive) between (i) the product of (a) a fraction the numerator of which is the actual number of days from the Cutoff Date to the Subsequent Cutoff Date relating to the Student Loans transferred on the Final Subsequent Transfer Date, and the denominator of which is 365, (b) the current weighted average of the Note Interest Rates and the Certificate Interest Rate, each as measured for the period of time commencing on the Closing Date and ending on the Final Subsequent Pool Transfer Date, and (c) the Subsequent Pool Pre-Funded Amount as of the Final Transfer Date minus (ii) the investment earnings on the Subsequent Pool Pre-Funded Amount and Negative Carry Initial Deposit from the Closing Date to the Final Subsequent Transfer Date. Any amounts remaining in the Negative Carry Account after making such deposit to the Collection Account shall be released by the Indenture Trustee to the Seller.



                                   ARTICLE VI

                        THE SELLER AND THE ADMINISTRATOR

                  SECTION 6.01. REPRESENTATIONS OF SELLER AND ADMINISTRATOR. Key Bank USA, National Association, as Seller and Administrator, makes the following representations on which the Issuer is deemed to have relied in acquiring the Financed Student Loans. The representations speak as of the execution and delivery of this Agreement and the Administration Agreement and as of the Closing Date, in the case of the Initial Financed Student Loans, and as of the applicable Transfer Date, in the case of the Additional Student Loans, and shall survive the sale of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture. As used below, references to Key Bank USA, National Association shall mean Key Bank USA, National Association in its capacity as both the Seller and the Administrator.

                  (a) ORGANIZATION AND GOOD STANDING. Key Bank USA, National Association is duly organized and validly existing as a national banking association in good standing under the laws of the United States of America, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Financed Student Loans.

                  (b) POWER AND AUTHORITY OF THE SELLER. The Seller has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full corporate power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer (or with the Eligible Lender Trustee on behalf of the Issuer) and the Seller has duly authorized such sale and assignment to the Issuer (or to the Eligible Lender Trustee on behalf of the Issuer) by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Seller by all necessary corporate action.

                  (c) POWER AND AUTHORITY OF THE ADMINISTRATOR. The Administrator has the corporate power and authority to execute and deliver this Agreement and the Administration Agreement and to carry out their terms, and the execution, delivery and performance of this Agreement and the Administration Agreement have been duly authorized by the Administrator by all necessary corporate action.

                  (d) BINDING OBLIGATION. This Agreement constitutes a legal, valid and binding obligation of Key Bank USA, National Association and the Administration Agreement constitutes a legal, valid and binding obligation of the Administrator, in each case enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors' rights generally or the rights of creditors of banks the deposit accounts of which are insured by the FDIC and subject to general principles of equity.

                  (e) NO VIOLATION. The consummation of the transactions contemplated by this Agreement or the Administration Agreement and the fulfillment of the terms hereof or thereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the articles of association or by-laws of Key Bank USA, National Association, or any indenture, agreement or other instrument to which Key Bank USA, National Association is a party or by which it shall be bound, which breach or default would reasonably be expected to have a material adverse affect on the condition of Key Bank USA, National Association, financial or otherwise, or adversely effect the transactions contemplated by this Agreement or the Administration Agreement; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the knowledge of Key Bank USA, National Association, any order, rule or regulation applicable to Key Bank USA, National Association of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Key Bank USA, National Association or its properties.

                  (f) NO PROCEEDINGS. There are no proceedings or, to its best knowledge, investigations pending against Key Bank USA, National Association or, to its best knowledge, threatened against Key Bank USA, National Association before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Key Bank USA, National Association or its properties: (i) asserting the invalidity of this Agreement, the Indenture or any of the other Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by Key Bank USA, National Association of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates or (iv) seeking to affect adversely the Federal or state income tax attributes of the Issuer, the Notes or the Certificates.

                  (g) ALL CONSENTS. All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by Key Bank USA, National Association in connection with the execution and delivery by Key Bank USA, National Association of this Agreement and the performance by Key Bank USA, National Association of the transactions contemplated by this Agreement, and in connection with the execution and delivery by the Administrator of the Administration Agreement and the performance by the Administrator of its duties thereunder, have in each case been duly obtained, effected or given and are in full force and effect.

                  SECTION 6.02. EXISTENCE. During the term of this Agreement, the Seller will keep in full force and effect its existence, rights and franchises as a national banking association under the laws of the jurisdiction of its organization, subject, however, to Section 6.05 hereof.

                  SECTION 6.03. LIABILITY OF SELLER; INDEMNITIES. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement.

                  (a) The Seller shall indemnify, defend and hold harmless the Issuer, the Eligible Lender Trustee and the Indenture Trustee and their officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Basic Documents (except any such income taxes arising out of fees paid to the Eligible Lender Trustee or the Indenture Trustee), including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, and as of the date of, the sale of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Issuer or the issuance and original sale of the Certificates and the Notes, or asserted with respect to ownership of the Financed Student Loans or Federal or other income taxes arising out of distributions on the Certificates and the Notes) and costs and expenses in defending against the same.

                  (b) The Seller shall indemnify, defend and hold harmless the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the holders of Certificates and the holders of

Notes and the officers, directors, employees and agents of the Issuer, the Eligible Lender Trustee and the Indenture Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or imposed upon such Person through, (i) the Seller's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and (ii) the Seller's or the Issuer's violation of Federal or state securities laws in connection with the offering and sale of the Notes and the Certificates.

                  (c) The Seller shall be liable as primary obligor for, and shall indemnify, defend and hold harmless the Eligible Lender Trustee and its officers, directors, employees and agents from and against, all costs, expenses, losses, claims, damages, obligations and liabilities arising out of, incurred in connection with or relating to the Trust Agreement, the other Basic Documents, the Trust Estate, the acceptance or performance of the trusts and duties set forth herein and in the Trust Agreement or the action or the inaction of the Eligible Lender Trustee hereunder and under the Trust Agreement, except to the extent that such cost, expense, loss, claim, damage, obligation or liability:
(i) shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Eligible Lender Trustee, (ii) shall arise from any breach by the Eligible Lender Trustee of its covenants under any of the Basic Documents; or (iii) shall arise from the breach by the Eligible Lender Trustee of any of its representations or warranties set forth in Section 7.03 of the Trust Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this paragraph, the Eligible Lender Trustee's choice of legal counsel shall be subject to the approval of the Seller, which approval shall not be unreasonably withheld.

                  (d) The Seller shall pay any and all taxes levied or assessed upon all or any part of the Trust Estate (other than those taxes expressly excluded from the Seller's responsibilities pursuant to Section 6.03(a) above).

                  Indemnification under this Section shall survive the resignation or removal of the Eligible Lender Trustee or the Indenture Trustee and the termination of this Agreement or the Indenture or the Trust Agreement, as applicable, and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Seller shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest.

                  SECTION 6.04. LIABILITY OF ADMINISTRATOR; INDEMNITIES. The Administrator shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Administrator under this Agreement, the Supplemental Sale and Servicing Agreement or the Administration Agreement.

                  The Administrator shall indemnify, defend and hold harmless the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Servicers, the holders of Certificates and the holders of Notes and any of the officers, directors, employees and agents of the Issuer, the

Eligible Lender Trustee, the Indenture Trustee and the Servicers from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Administrator in the performance of its duties under this Agreement, the Supplemental Sale and Servicing Agreement or the Administration Agreement or by reason of reckless disregard of its obligations and duties hereunder or thereunder.

                  The Administrator shall pay reasonable compensation to the Indenture Trustee and shall reimburse the Indenture Trustee for all reasonable expenses, disbursements and advances, and indemnify, defend and hold harmless the Indenture Trustee and its officers, directors, employees and agents from and against all costs, expenses, losses, claims, damages and liabilities, to the extent and in the manner provided in, and subject to the limitations of, Section
6.07 of the Indenture.

                  For purposes of this Section, in the event of the termination of the rights and obligations of the Administrator (or any successor thereto pursuant to Section 6.05) as Administrator pursuant to Section 8.01(b), or a resignation by such Administrator pursuant to this Agreement, such Administrator shall be deemed to be the Administrator pending appointment of a successor Administrator pursuant to Section 8.02.

                  Indemnification under this Section shall survive the resignation or removal of the Eligible Lender Trustee or the Indenture Trustee or the termination of this Agreement, the Supplemental Sale and Servicing Agreement and the Administration Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Administrator shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Administrator, without interest.

                           SECTION 6.05.  MERGER OR CONSOLIDATION OF, OR
ASSUMPTION OF THE OBLIGATIONS OF, SELLER OR ADMINISTRATOR. Any Person (a) into which the Seller or the Administrator, as the case may be, may be merged or consolidated, (b) which may result from any merger or consolidation to which the Seller or the Administrator, as the case may be, shall be a party or (c) which may succeed to the properties and assets of the Seller or the Administrator, as the case may be, substantially as a whole, shall be the successor to the Seller or the Administrator, as the case may be, without the execution or filing of any document or any further act by any of the parties to this Agreement or to the Administration Agreement; PROVIDED, HOWEVER, that each of the Seller and the Administrator hereby covenant that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Seller or Administrator, as the case may be, if other than Key Bank USA, National Association (or affiliate thereof), executes an agreement of assumption to perform every obligation of the Seller under this Agreement or the Administrator under this Agreement and the Administration Agreement, as the case may be, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.01 or 6.01 shall have been breached and no Administrator Default, and no event that, after notice or lapse of time, or both, would become an Administrator Default shall have occurred and be continuing, (iii) the surviving Seller or Administrator, as the case may be, if other than Key Bank USA, National Association (or affiliate thereof), shall have delivered to the Eligible Lender Trustee and the Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction, (iv) the surviving Seller or Administrator, as the case may be, shall have a consolidated net worth at least equal to that of the predecessor Seller or Administrator, as the case may be, (v) unless Key Bank USA, National Association(or affiliate thereof) is the surviving entity, such transaction will not result in a material adverse Federal or state tax consequence to the Issuer, the holders of Notes or the holders of Certificates and (vi) unless Key Bank USA, National Association (or affiliate thereof) is the surviving entity, the Seller or the Administrator, as the case may be, shall have delivered to the Eligible Lender Trustee and the Indenture Trustee an Opinion of Counsel either
(A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Eligible Lender Trustee and Indenture Trustee, respectively, in the Financed Student Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

                  SECTION 6.06. LIMITATION ON LIABILITY OF SELLER, ADMINISTRATOR AND OTHERS. (a) The Seller and any director or officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder (provided that such reliance shall not limit in any way the Seller's obligations under Section 3.02). The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

                  (b) Neither the Administrator nor any of its directors, officers, employees or agents shall be under any liability to the Issuer, the holders of Notes or the holders of Certificates, the Indenture Trustee or the Eligible Lender Trustee except as provided under this Agreement or the Administration Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or the Administration Agreement or for errors in judgment; PROVIDED, HOWEVER, that this provision shall not protect the Administrator or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement or under the Administration Agreement. The Administrator and any of its directors, officers, employees or agents may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder or under the Administration Agreement.

                  Except as provided in this Agreement or the Administration Agreement, the Administrator shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to administer the Financed Student Loans and the Trust in accordance with this Agreement and the Administration Agreement, and that in its opinion may involve it in any expense or liability; PROVIDED, HOWEVER, that the Administrator may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Basic Documents and the rights and duties of the parties to this Agreement and the other Basic Documents and the interests of the holders of Certificates under this Agreement and the holders of the holders of Notes under the Indenture.

                  SECTION 6.07. SELLER MAY OWN CERTIFICATES OR NOTES. The Seller and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Certificates or Notes with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as expressly provided herein or in any other Basic Document.

                  SECTION 6.08. KEY BANK USA, NATIONAL ASSOCIATION NOT TO RESIGN AS ADMINISTRATOR. Subject to the provisions of Section 6.05, Key Bank USA, National Association shall not resign from the obligations and duties imposed on it as Administrator under this Agreement and under the Administration Agreement except upon determination that the performance of its duties under this Agreement and under the Administration Agreement shall no longer be permissible under applicable law or shall violate any final order of a court or administrative agency with jurisdiction over Key Bank USA or its properties. Notice of any such determination permitting the resignation of Key Bank USA, National Association shall be communicated to the Eligible Lender Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Eligible Lender Trustee and the Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee or a successor Administrator shall have assumed the responsibilities and obligations of Key Bank USA, National Association in accordance with Section 8.02.


                                   ARTICLE VII

                                  THE SERVICER

                  SECTION 7.01. REPRESENTATIONS OF SERVICER. The Servicer makes the following representations on which the Issuer is deemed to have relied in acquiring (through the Eligible Lender Trustee) the Financed Student Loans and appointing the Servicer as servicer hereunder. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Initial Financed Student Loans, and as of the applicable Transfer Date, in the case of the Additional Student Loans, but shall survive the sale, transfer and assignment of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

                  (a) ORGANIZATION AND GOOD STANDING. The Servicer, in the case of PHEAA, is duly organized and validly existing as an agency of the Commonwealth of Pennsylvania and in the case of EFS, is duly organized and validly existing as a corporation in the State of Indiana, in each case in good standing under the laws of the state of its incorporation, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to service the Financed Student Loans and to hold the Financed Student Loan Files as custodian.

                  (b) DUE QUALIFICATION. The Servicer is duly qualified to do business and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Financed Student Loans as required by this Agreement) shall require such qualifications.

                  (c) POWER AND AUTHORITY. The Servicer has the power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by the Servicer by all necessary action. No registration with or approval of any governmental agency (except, in the case of PHEAA, for the approval as to form and legality by the Deputy Attorney General for the Commonwealth of Pennsylvania, which approval is evidenced by the approval memorandum attached hereto) is required for the due execution and delivery by, and enforceability against, the Servicer of this Agreement.

                  (d) BINDING OBLIGATION. This Agreement constitutes a legal, valid and binding obligation of the Servicer enforceable in accordance with its terms.

                  (e) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, its enabling legislation, any applicable articles of incorporation or by-laws of the Servicer, or any indenture, agreement or other instrument to which the Servicer is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); nor violate any law or, to the best of the Servicer's knowledge, any order, rule or regulation applicable to the Servicer of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties.

                  (f) NO PROCEEDINGS. There are no proceedings or investigations pending, or, to the Servicer's best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties: (i) asserting the invalidity of this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates or (iv) relating to the Servicer and which might adversely affect the Federal or state income tax attributes of the Notes or the Certificates.

                  (g) NO AMENDMENT OR WAIVER. No provision of a Financed Student Loan has been waived, altered or modified in any respect, except pursuant to a document, instrument or writing included in the Financed Student Loan File, and no such amendment, waiver, alteration or modification causes such Financed Student Loan not to conform to the other warranties contained in this Section or those of the Seller contained in Section 3.01.

                  (h) LOCATION OF FINANCED STUDENT LOAN FILES. The Financed Student Loan Files are kept in the offices of the Servicer specified in Schedule C hereto, or at such other office specified in accordance with Section 3.04(b).

                  SECTION 7.02. INDEMNITIES OF SERVICER. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement.

                  The Servicer shall pay for any loss, liability or expense, including reasonable attorney's fees, that may be imposed on, incurred by or asserted against the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Seller, the Administrator, the holders of Certificates or the holders of Notes or any of the officers, directors, employees and agents of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Administrator or the Seller to the extent that such loss, liability or expense arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Servicer in the performance of its obligations and duties under this Agreement or the Supplemental Sale and Servicing Agreement or by reason of the reckless disregard of its obligations and duties under this Agreement or the Supplemental Sale and Servicing Agreement, where the final determination that any such loss, liability or expense arose out of, or was imposed upon any such Person through, any such negligence, willful misfeasance, bad faith or recklessness on the part of the Servicer is established by a court of law, by an arbitrator or by way of settlement agreed to by the Servicer. Notwithstanding the foregoing, if the Servicer is rendered unable, in whole or in part, by a force outside the control of the parties hereto (including acts of God, acts of war, fires, earthquakes and other disasters) to satisfy its obligations under this Agreement or the Supplemental Sale and Servicing Agreement, the Servicer shall not be deemed to have breached any such obligation upon delivery of written notice of such event to the other parties hereto, for so long as the Servicer remains unable to perform such obligation as a result of such event. This provision shall not be construed to limit the sovereign immunity of the Commonwealth of Pennsylvania (in the case of PHEAA) or the

Servicer's or any other party's rights, obligations, liabilities, claims or defenses which arise as a matter of law or pursuant to any other provision of this Agreement.

                  For purposes of this Section, in the event of the termination of the rights and obligations of PHEAA or EFS (or any successor thereto pursuant to Section 7.03) as Servicer pursuant to Section 8.01(a), or a resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer pursuant to Section 8.02.

                  Liability of the Servicer under this Section shall survive the resignation or removal of the Eligible Lender Trustee or the Indenture Trustee or the termination of this Agreement. If the Servicer shall have made any payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

                  SECTION 7.03. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, SERVICER. The Servicer hereby agrees that, upon (a) any merger or consolidation of the Servicer into another Person, (b) any merger or consolidation to which the Servicer shall be a party resulting in the creation of another Person or (c) any Person succeeding to the properties and assets of the Servicer substantially as a whole, the Servicer shall (i) cause such Person (if other than the Servicer) to execute an agreement of assumption to perform every obligation of the Servicer hereunder and under the Supplemental Sale and Servicing Agreement, (ii) deliver to the Eligible Lender Trustee and Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (iii) cause the Rating Agency Condition to have been satisfied with respect to such transaction and (iv) cure any existing Servicer Default or any continuing event which, after notice or lapse of time or both, would become a Servicer Default. Upon compliance with the foregoing requirements, such Person shall be the successor to the Servicer under this Agreement without further act on the part of any of the parties to this Agreement.

                  SECTION 7.04. LIMITATION ON LIABILITY OF SERVICER AND OTHERS. Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Issuer, the holders of Notes or the holders of Certificates, except as provided under this Agreement or the Supplemental Sale and Servicing Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or the Supplemental Sale and Servicing Agreement or for errors in judgment; PROVIDED, HOWEVER, that this provision shall not protect the Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement or the Supplemental Sale and Servicing Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any person respecting any matters arising under this Agreement.

                  Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to service the Financed Student Loans in accordance with this Agreement and the Supplemental Sale and Servicing Agreement, and that in its opinion may involve it in any expense or liability; PROVIDED, HOWEVER, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Basic Documents and the rights and duties of the parties to this Agreement and the other Basic Documents and the interests of the holders of Certificates under this Agreement and the holders of Notes under the Indenture.

                  SECTION 7.05. NEITHER PHEAA NOR EFS TO RESIGN AS SERVICER. Subject to the provisions of Section 7.03, neither PHEAA nor EFS shall resign from the obligations and duties hereby imposed on it as Servicer under this Agreement and the Supplemental Sale and Servicing Agreement except upon determination that the performance of its duties under this Agreement and the Supplemental Sale and Servicing Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of PHEAA or EFS shall be communicated to the Eligible Lender Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Eligible Lender Trustee and the Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee or a Successor Servicer shall have assumed the responsibilities and obligations of PHEAA or EFS in accordance with
Section 8.02.


                                  ARTICLE VIII

                                     DEFAULT

                  SECTION 8.01. SERVICER DEFAULT; ADMINISTRATOR DEFAULT. (a) SERVICER DEFAULT. If any one of the following events (a "Servicer Default") shall occur and be continuing:

                  (1) any failure by the Servicer (i) to deliver to the Indenture Trustee for deposit in any of the Trust Accounts any payment required by the Basic Documents or (ii) in the event that daily deposits into the Collection Account are not required, to deliver to the Administrator any payment required by the Basic Documents, which failure in case of either clause (i) or
(ii) continues unremedied for three Business Days after written notice of such failure is received by the Servicer from the Eligible Lender Trustee, the Indenture Trustee or the Administrator or after discovery of such failure by an officer of the Servicer; or

                  (2) any failure by the Servicer duly to observe or to perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement or any other Basic Document, which failure shall (i) materially and adversely affect the rights of the holders of Notes or the holders of Certificates and (ii) continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Servicer by the Indenture Trustee, the Eligible Lender Trustee, the other Servicer or the Administrator or (B) to the Servicer, and to the Indenture Trustee and the Eligible Lender Trustee by the holders of Notes or the holders of Certificates, as applicable, representing not less than 25% of the Outstanding Amount of the Notes or 25% of the outstanding Certificate Balance;

                  (3) an Insolvency Event occurs with respect to the Servicer;
or

                  (4) any failure by the Servicer to comply with any requirements under the Higher Education Act resulting in a loss of its eligibility as a third-party servicer;

then, and in each and every case, so long as the Servicer Default shall not have been remedied, either the Indenture Trustee, or the holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes, by notice then given in writing to the Servicer (and to the Indenture Trustee and the Eligible Lender Trustee if given by the holders of Notes) may terminate all the rights and obligations (other than the obligations set forth in Section 7.02 hereof) of the Servicer under this Agreement and the Supplemental Sale and Servicing Agreement. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement and the Supplemental Sale and Servicing Agreement, whether with respect to the Notes, the Certificates or the Financed Student Loans or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor Servicer as may be appointed under Section 8.02; and, without limitation, the Indenture Trustee and the Eligible Lender Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Financed Student Loans and related documents, or otherwise. The predecessor Servicer shall cooperate with the successor Servicer, the Indenture Trustee and the Eligible Lender Trustee in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement and the Supplemental Sale and Servicing Agreement, including the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the predecessor Servicer for deposit, or shall thereafter be received by it with respect to a Financed Student Loan. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Financed Student Loan Files to the successor Servicer and amending this Agreement and any other Basic Documents to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of a Servicer Default, the Eligible Lender Trustee shall give notice thereof to the Rating Agencies.

                  (b) ADMINISTRATOR DEFAULT. If any one of the following events (an "Administrator Default") shall occur and be continuing:

                  (1) (i) in the event that daily deposits into the Collection Account are not required, any failure by the Administrator to deliver to the Indenture Trustee for deposit in any of the Trust Accounts any Available Funds required to be paid on or before the Business Day immediately preceding any Monthly Servicing Payment Date or Distribution Date, as applicable, or (ii) any failure by the Administrator to direct the Indenture Trustee to make any required distributions from any of the Trust Accounts, which failure in case of either clause (i) or (ii) continues unremedied for three Business Days after written notice of such failure is received by the Administrator from the Indenture Trustee or the Eligible Lender Trustee or after discovery of such failure by an officer of the Administrator; or

                  (2) any failure by the Administrator duly to observe or to perform in any material respect any other covenants or agreements of the Administrator set forth in this Agreement, the Administration Agreement or any other Basic Document, which failure shall (i) materially and adversely affect the rights of the holders of Notes or the holders of Certificates and (ii) continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given
(A) to the Administrator by the Indenture Trustee or the Eligible Lender Trustee or (B) to the Administrator and to the Indenture Trustee and the Eligible Lender Trustee by the holders of Notes or the holders of Certificates, as applicable, representing not less than 25% of the Outstanding Amount of the Notes or 25% of the outstanding Certificate Balance; or

                  (3) an Insolvency Event occurs with respect to the Administrator;

then, and in each and every case, so long as the Administrator Default shall not have been remedied, either the Indenture Trustee, or the holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes, by notice then given in writing to the Administrator (and to the Indenture Trustee and the Eligible Lender Trustee if given by the holders of Notes) may terminate all the rights and obligations (other than the obligations set forth in Section 6.04 hereof) of the Administrator under this Agreement, the Supplemental Sale and Servicing Agreement and the Administration Agreement. On or after the receipt by the Administrator of such written notice, all authority and power of the Administrator under this Agreement, the Supplemental Sale and Servicing Agreement and the Administration Agreement, whether with respect to Notes, the Certificates or the Financed Student Loans or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor Administrator as may be appointed under Section 8.02; and, without limitation, the Indenture Trustee and the Eligible Lender Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Administrator, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The predecessor Administrator shall cooperate with the successor Administrator, the Indenture Trustee and the Eligible Lender Trustee in effecting the termination of the responsibilities and rights of the predecessor Administrator under this Agreement, the Supplemental Sale and Servicing Agreement and the Administration Agreement. All reasonable costs and expenses (including attorneys' fees) incurred in connection with amending this Agreement, the Supplemental Sale and Servicing Agreement and the Administration Agreement to reflect such succession as Administrator pursuant to this Section shall be paid by the predecessor Administrator upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of a Administrator Default, the Eligible Lender Trustee shall give notice thereof to the Rating Agencies.

                  SECTION 8.02. APPOINTMENT OF SUCCESSOR. (a) Upon receipt by a Servicer or the Administrator, as the case may be, of notice of termination pursuant to Section 8.01, or the resignation by a Servicer or the Administrator, as the case may be, in accordance with the terms of this Agreement, the predecessor Servicer or Administrator, as the case may be, shall continue to perform its functions as Servicer or Administrator, as the case may be, under this Agreement or under this Agreement and the Administration Agreement, as the case may be, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of
(x) the date 120 days from the delivery to the Eligible Lender Trustee and the Indenture Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Servicer or Administrator, as the case may be, shall become unable to act as Servicer or Administrator, as the case may be, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of the termination hereunder of a Servicer or the Administrator, as the case may be, the Issuer shall appoint a successor Servicer or Administrator, as the case may be, acceptable to the Indenture Trustee, and the successor Servicer or Administrator, as the case may be, shall accept its appointment by a written assumption in form acceptable to the Indenture Trustee. In the event that a successor Servicer or Administrator, as the case may be, has not been appointed at the time when the predecessor Servicer or Administrator, as the case may be, has ceased to act as Servicer or Administrator in accordance with this Section, the Indenture Trustee without further action shall automatically be appointed the successor Servicer or Administrator, as the case may be, and the Indenture Trustee shall be entitled to the applicable portion of the Servicing Fee and the applicable portion of any Excess Servicing Fees, or the Administration Fee, as the case may be. Notwithstanding the above, the Indenture Trustee shall, if it shall be unwilling or legally unable so to act, appoint or petition a court of competent jurisdiction to appoint any established institution whose regular business shall include the servicing of student loans, as the successor to a Servicer under this Agreement or to the Administrator under this Agreement and the Administration Agreement; PROVIDED, HOWEVER, that such right to appoint or to petition for the appointment of any such successor Servicer shall in no event relieve the Indenture Trustee from any obligations otherwise imposed on it under the Basic Documents until such successor has in fact assumed such appointment.

                  (b) Upon appointment, the successor Servicer or Administrator, as the case may be (including the Indenture Trustee acting as successor Servicer or Administrator, as the case may be), shall be the successor in all respects to the predecessor Servicer or Administrator, as the case may be, and shall be subject to all the responsibilities, duties and liabilities placed on the predecessor Servicer or Administrator, as the case may be, that arise thereafter or are related thereto and shall be entitled to an amount agreed to by such successor Servicer or Administrator

(which shall not exceed the applicable portion of the Servicing Fee and the applicable portion of any Excess Servicing Fees, or the Administration Fee, as the case may be, unless such compensation arrangements will not result in a downgrading of Notes or the Certificates by any Rating Agency) and all the rights granted to the predecessor Servicer or Administrator, as the case may be, by the terms and provisions of this Agreement.

                  (c) Neither the Servicer nor the Administrator may resign unless it is prohibited from serving as such by law as evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Eligible Lender Trustee. Notwithstanding the foregoing or anything to the contrary herein or in the other Basic Documents, the Indenture Trustee, to the extent it is acting as successor Servicer or Administrator pursuant hereto and thereto, shall be entitled to resign to the extent a qualified successor Servicer or Administrator has been appointed and has assumed all the obligations of the Servicer or the Administrator, as the case may be, in accordance with the terms of this Agreement and the other Basic Documents.

                  SECTION 8.03. NOTIFICATION TO NOTEHOLDERS AND CERTIFICATEHOLDERS. Upon any termination of, or appointment of a successor to, a Servicer or the Administrator, as the case may be, pursuant to this Article VIII, the Eligible Lender Trustee shall give prompt written notice thereof to the holders of Certificates and the Indenture Trustee shall give prompt written notice thereof to holders of Notes and the Rating Agencies (which, in the case of any such appointment of a successor, shall consist of prior written notice thereof to the Rating Agencies).

                  SECTION 8.04. WAIVER OF PAST DEFAULTS. The holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes (or the holders of Certificates evidencing not less than a majority of the outstanding Certificate Balance, in the case of any default which does not adversely affect the Indenture Trustee or the holders of Notes) may, on behalf of all the holders of Notes and the holders of Certificates, waive in writing any default by the Servicer in the performance of its obligations hereunder, and any default by the Administrator in the performance of its obligations hereunder and under the Administration Agreement, and any consequences thereof, except a default in making any required deposits to or payments from any of the Trust Accounts (or giving instructions regarding the same) in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Default or Administrator Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement and the Administration Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.


                                   ARTICLE IX

                                   TERMINATION

                  SECTION 9.01. TERMINATION. (a) OPTIONAL PURCHASE OF ALL FINANCED STUDENT LOANS. As of the last day of any Collection Period immediately preceding a Distribution Date as of which the sum of the then outstanding Pool Balance is 5% or less of the Initial Pool Balance, the Seller shall have the option to purchase the Trust Estate, other than the Trust Accounts; PROVIDED, HOWEVER, that, unless Moody's agrees otherwise, the Seller may not effect any such purchase so long as the rating on its long-term debt obligations is less than Baa3 by Moody's, unless the Eligible Lender Trustee and the Indenture Trustee shall have given notice to each of the Rating Agencies and shall have received an Opinion of Counsel to the effect that such purchase would not constitute a fraudulent conveyance. To exercise such option, the Seller shall deposit pursuant to Section 5.04 in the Collection Account an amount equal to the aggregate Purchase Amount for the Financed Student Loans and the related rights with respect thereto, plus the appraised value of any such other property held by the Trust other than the Trust Accounts, such value to be determined by an appraiser mutually agreed upon by the Seller and the Eligible Lender Trustee, and shall succeed to all interests in and to the Trust; PROVIDED, HOWEVER, that the Seller may not effect such purchase if the aggregate Purchase Amount to be so deposited in the Collection Account does not equal or exceed an amount equal to the sum of (i) the unpaid principal amount of the Notes then outstanding plus accrued and unpaid interest thereon at the applicable Note Interest Rates to the date of exercise and the amount of unpaid Noteholders' Interest Index Carryover with respect thereto and (ii) the unpaid Certificate Balance, plus accrued and unpaid interest thereon at the Certificate Rate to the date of exercise and the amount of unpaid Certificateholders' Interest Index Carryover with respect thereto.

                  (b) INSOLVENCY OF THE SELLER. Upon any sale of the assets of the Trust pursuant to Section 9.02 of the Trust Agreement, the Administrator shall instruct the Indenture Trustee to deposit the net proceeds from such sale after all payments and reserves therefrom (including the expenses of such sale) have been made (the "Insolvency Proceeds") in the Collection Account. On the Distribution Date, or, if such proceeds are not so deposited on a Distribution Date, on the first Distribution Date following the date on which the Insolvency Proceeds are deposited in the Collection Account, the Administrator shall instruct the Indenture Trustee to make the following distributions (after the application on such Distribution Date of the amount of Available Funds and amounts on deposit in the Reserve Account pursuant to Sections 5.05 and 5.06) from the Insolvency Proceeds and any funds remaining on deposit in the Reserve Account (including the proceeds of any sale of investments therein as described in the following sentence):

                  (i) to the holders of the Notes, any unpaid Noteholders' Interest Distribution Amount for such Distribution Date;

                  (ii) to the holders of the Notes, the outstanding principal balance of the Notes;

                  (iii) to the holders of the Certificates, any unpaid Certificateholders' Interest Distribution Amount for such Distribution Date;

                  (iv) to the holders of the Certificates, the Certificate Balance;

                  (v) to the Servicers, any unpaid Excess Servicing Fees;

                  (vi) to the holders of the Notes, any unpaid Noteholders' Interest Index Carryover; and

                  (vii) to the holders of the Certificates, any unpaid Certificateholders' Interest Index Carryover.

Any investments on deposit in the Reserve Account which will not mature on or before such Distribution Date shall be sold by the Indenture Trustee at such time as will result in the Indenture Trustee receiving the proceeds from such sale not later than the Business Day preceding such Distribution Date. Any Insolvency Proceeds related to Financial Student Loans remaining after the deposits described above shall be paid to the Seller.

                  (c) AUCTION OF FINANCED STUDENT LOANS. Any Financed Student Loans remaining in the Trust as of the end of the Collection Period immediately preceding the December 2008 Distribution Date will be offered for sale by the Indenture Trustee. KeyCorp, its affiliates (other than the Seller), PHEAA, TERI and unrelated third parties may offer bids to purchase such Financed Student Loans on such Distribution Date; provided, however, that KeyCorp and its affiliates may not bid more than an amount determined by KeyCorp in good faith to be equal to the fair market value of such Financed Student Loans as of the end of the Collection Period immediately preceding such Distribution Date. If at least two bids are received, the Indenture Trustee will solicit and resolicit bids from all participating bidders until only one bid remains or the remaining bidders decline to resubmit bids. The Indenture Trustee shall accept the highest of such remaining bids if it is equal to or in excess of the Minimum Purchase Amount. If at least two bids are not received or the highest bid after the resolicitation process is completed is not equal to or in excess of the Minimum Purchase Amount, the Indenture Trustee will not consummate such sale. In connection with the determination of the Minimum Purchase Amount, the Indenture Trustee may consult, and, at the direction of the Seller, shall consult, with a financial advisor (which may be the Administrator) to determine if the fair market value of the Financed Student Loans has been offered. The proceeds of any such sale will be applied in the order of priority set forth in Section 5.04(b) of the Indenture. If the sale is not consummated in accordance with the foregoing, the Indenture Trustee may, but shall not be under any obligation to, solicit bids to purchase the Financed Student Loans on future Distribution Dates upon terms similar to those described above.

                  (d) NOTICE. As described in Article IX of the Trust Agreement, notice of any termination of the Trust shall be given by the Administrator to the Eligible Lender Trustee and the Indenture Trustee as soon as practicable after the Administrator has received notice thereof.

                  (e) SUCCESSION. Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the holders of Certificates will succeed to the rights of the holders of Notes hereunder other than Section 5.06(b) and the Eligible Lender Trustee will succeed to the rights of, and assume the obligations of, the Indenture Trustee pursuant to this Agreement and any other Basic Documents.

                                    ARTICLE X

                                   [Reserved]




                                   ARTICLE XI

                                  MISCELLANEOUS

                  SECTION 11.01. AMENDMENT. This Agreement may be amended by the Seller, the Servicers, the Administrator and the Eligible Lender Trustee, with the consent of the Indenture Trustee, but without the consent of any of the holders of Notes or the holders of Certificates (which shall not be unreasonably withheld), to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the holders of Notes or the holders of Certificates; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Eligible Lender Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any holder of Notes or holder of Certificates; PROVIDED, FURTHER, any such amendment which affects only one Servicer shall be deemed to be agreed to by the unaffected Servicer and such unaffected Servicer hereby agrees to execute appropriate instruments to document such agreement.

                  This Agreement may also be amended from time to time by the Seller, the Servicers, the Administrator and the Eligible Lender Trustee, with the consent of the Indenture Trustee, the consent of the holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes, the consent of the holders of Certificates evidencing not less than a majority of the Certificate Balance for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the holders of Notes or the holders of Certificates; PROVIDED, HOWEVER, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments with respect to Financed Student Loans or distributions that shall be required to be made for the benefit of the holders of Notes or the holders of Certificates or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance, holders of Notes or the holders of Certificates of which are required to consent to any such amendment, without the consent of all outstanding holders of Notes and holders of Certificates; PROVIDED, FURTHER, any such amendment which affects only one Servicer shall be deemed to be agreed to by the unaffected Servicer and such unaffected Servicer hereby agrees to execute appropriate instruments to document such agreement.

                  Promptly after the execution of any such amendment or consent (or, in the case of the Rating Agencies, five Business Days prior thereto), the Eligible Lender Trustee shall furnish written notification of the substance of such amendment or consent to each holder of Certificates, the Indenture Trustee and each of the Rating Agencies.

                  It shall not be necessary for the consent of holders of Certificates or holders of Notes pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

                  Prior to the execution of any amendment to this Agreement, the Eligible Lender Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 11.02(i)(1). The Eligible Lender Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Eligible Lender Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

                  SECTION 11.02. PROTECTION OF INTERESTS IN TRUST. (a) The Seller shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Issuer, the Eligible Lender Trustee and the Indenture Trustee in the Financed Student Loans and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Eligible Lender Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

                  (b) Neither the Seller nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Eligible Lender Trustee and the Indenture Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

                  (c) The Seller and the Servicer shall have an obligation to give the Eligible Lender Trustee and the Indenture Trustee at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment. Each Servicer shall at all times maintain each office from which it shall service Financed Student Loans, and its principal executive office, within the United States of America.

                  (d) The Servicer shall maintain accounts and records as to each Financed Student Loan it services, as specified on Schedules A and B, accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Financed Student Loan, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Financed Student Loan it services, as specified on Schedules A and B and the amounts from time to time deposited in the Collection Account in respect of such Financed Student Loan.

                  (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Financed Student Loans it services, the Servicer's master computer records (including any backup archives) that refer to a Financed Student Loan shall indicate clearly the interest of the Issuer, the Eligible Lender Trustee and the Indenture Trustee in such Financed Student Loan and that such Financed Student Loan is owned by the Eligible Lender Trustee on behalf of the Issuer and has been pledged to the Indenture Trustee. Indication of the Issuer's, the Eligible Lender Trustee's and the Indenture Trustee's interest in a Financed Student Loan shall be deleted from or modified on a Servicer's computer systems when, and only when, the related Financed Student Loan shall have been paid in full or repurchased.

                  (f) If at any time the Seller or the Administrator shall propose to sell, grant a security interest in, or otherwise transfer any interest in student loans to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Financed Student Loan, shall indicate clearly that such Financed Student Loan has been sold and is owned by the Eligible Lender Trustee on behalf of the Issuer and has been pledged to the Indenture Trustee.

                  (g) Upon reasonable notice, the Servicer shall permit the Indenture Trustee and its agents at any time during normal business hours to inspect, audit (subject to the timing limitations imposed by paragraph 3 of the Supplemental Sale and Servicing Agreement) and make copies of and abstracts from such Servicer's records regarding any Financed Student Loan it services.

                  (h) Upon request at any time the Eligible Lender Trustee or the Indenture Trustee shall have reasonable grounds to believe that such request would be necessary in connection with its performance of its duties under the Basic Documents, the Servicer shall furnish to the Eligible Lender Trustee or to the Indenture Trustee (in each case, with a copy to the Administrator), within five Business Days, a list of all Financed Student Loans (by borrower social security number, type of loan and date of issuance) then held as part of the Trust, and the Administrator shall furnish to the Eligible Lender Trustee or to the Indenture Trustee, within 20 Business Days thereafter, a comparison of such list to the list of Initial Financed Student Loans set forth in Schedule A as of the Closing Date, and, for each Financed Student Loan that has been added to or removed from the pool of loans held by the Eligible Lender Trustee on behalf of the Issuer, information as to the date as of which and circumstances under which each such Financed Student Loan was so added or removed.

                  (i) The Seller shall deliver to the Eligible Lender Trustee and the Indenture Trustee:

                  (1) promptly after the execution and delivery of this Agreement and of each amendment thereto and on each Transfer Date, an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Eligible Lender Trustee and the Indenture Trustee in the Financed Student Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

                  (2) within 120 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 120-day period, either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Eligible Lender Trustee and the Indenture Trustee in the Financed Student Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; PROVIDED that a single Opinion of Counsel may be delivered in satisfaction of the foregoing requirement and that of Section 3.06(b) of the Indenture.

                  Each Opinion of Counsel referred to in clause (1) or (2) above shall specify (as of the date of such opinion and given all applicable laws as in effect on such date) any action necessary to be taken in the following year to preserve and protect such interest.

                  (j) The Seller shall, to the extent required by applicable law, cause the Certificates and the Notes to be registered with the Commission pursuant to Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such sections.

                  SECTION 11.03. NOTICES. All demands, notices, instructions, directions and communications upon or to the Seller, the Administrator, the Servicers, the Eligible Lender Trustee, the Indenture Trustee or the Rating Agencies under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, (or in the form of telex or facsimile notice, followed by written notice delivered as aforesaid) and shall be deemed to have been duly given upon receipt (a) in the case of the Seller or the Administrator, to Key Bank USA, National Association, 800 Superior Avenue, Fourth Floor, Cleveland, Ohio 44114, Attention: Key Education Resources, KeyCorp Student Loan Trust 1999-A (telephone: (216) 828-9342; facsimile: (216) 828-9301), (b) in the case of PHEAA, as Servicer, to Pennsylvania Higher Education Assistance Agency, 1200 North 7th Street, Harrisburg, Pennsylvania 17102-1398, Attention: Senior Vice President, Marketing and Client Affairs (telephone: (717) 720-2000; facsimile: (717) 257-5162), (c) in the case of EFS, to EFS Services, Inc., ______________________; (d) in the case of the Issuer or the Eligible Lender Trustee, at the

Corporate Trust Office of the Eligible Lender Trustee, (e) in the case of the Indenture Trustee, at its Corporate Trust Office, (f) in the case of Moody's, to Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007,
Attention: ABS Monitoring Department (telephone: (212) 553-0300; facsimile:
(212) 553-4600), and (g) in the case of Fitch, to Fitch IBCA, Inc., One State Street Plaza, New York, New York 10004, telephone: (212) 908-0500), facsimile:
(212) 480-4435) as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

                  SECTION 11.04. ASSIGNMENT. Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.05 and 7.03 and as provided in the provisions of this Agreement concerning the resignation of a Servicer or the Administrator, this Agreement may not be assigned by the Seller, the Administrator or any Servicer. This Agreement may only be assigned by the Eligible Lender Trustee to its permitted successor pursuant to the Trust Agreement.

                  SECTION 11.05. LIMITATIONS ON RIGHTS OF OTHERS. The provisions of this Agreement are solely for the benefit of the Seller, the Servicers, the Issuer and the Eligible Lender Trustee and for the benefit of the holders of Certificates, the Indenture Trustee and the holders of Notes, as third party beneficiaries, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

                  SECTION 11.06. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  SECTION 11.07. SEPARATE COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                  SECTION 11.08. HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                  SECTION 11.09. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  SECTION 11.10. ASSIGNMENT TO INDENTURE TRUSTEE. The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant by the Issuer to the

Indenture Trustee pursuant to the Indenture for the benefit of the holders of the Notes of a security interest in all right, title and interest of the Issuer in, to and under the Financed Student Loans and/or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

                  SECTION 11.11. NONPETITION COVENANTS. (a) Notwithstanding any prior termination of this Agreement, the Servicers, the Administrator and the Seller shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

                  (b) Notwithstanding any prior termination of this Agreement, the Servicers shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Seller, acquiesce, petition or otherwise invoke or cause the Seller to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller under any insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller.

                  SECTION 11.12. LIMITATION OF LIABILITY OF ELIGIBLE LENDER TRUSTEE AND INDENTURE TRUSTEE. (a) Notwithstanding anything contained herein to the contrary, this Agreement has been signed by The First National Bank of Chicago not in its individual capacity but solely in its capacity as Eligible Lender Trustee of the Issuer and, subject to the succeeding paragraph, in no event shall The First National Bank of Chicago in its individual capacity or, except as expressly provided in the Trust Agreement, as beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto as to all of which recourse shall be had solely to the assets of the Issuer.

                  (b) Except as provided in subsection (d) of this section, notwithstanding anything contained herein to the contrary, this Agreement has been signed by The First National Bank of Chicago not in its individual capacity but solely in its capacity as Eligible Lender Trustee of the Issuer and in no event shall The First National Bank of Chicago in its individual capacity or, except as expressly provided in the Trust Agreement, as beneficial owner of the Issuer have any liability for the representations, warranties, covenant, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto as to all of which recourse shall be had solely to the assets of the Issuer.

                  (c) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by Bankers Trust Company not in its individual capacity but solely as

Indenture Trustee and in no event shall Bankers Trust Company have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

                  (d) Notwithstanding any other provision in this Agreement or the other Basic Documents, nothing in this Agreement or the other Basic Documents shall be construed to limit the legal responsibility of the Eligible Lender Trustee or the Indenture Trustee to the U.S. Secretary of Education or a Guarantor for any violations of statutory or regulatory requirements that may occur with respect to loans held by the Eligible Lender Trustee or the Indenture Trustee, pursuant to or to otherwise comply with their obligation under the Higher Education Act or implementing regulations.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                  KEYCORP STUDENT LOAN TRUST 1999-A,

                                  By:   THE FIRST NATIONAL BANK OF
                                        CHICAGO, not in its individual
                                        capacity but solely as Eligible
                                        Lender Trustee on behalf of the Trust,


                                  By:
                                     ----------------------------------
                                     Name:
                                          -----------------------------
                                     Title:
                                           ----------------------------


                                  KEY BANK USA, NATIONAL ASSOCIATION,
                                  Seller,

                                  By:
                                     ----------------------------------
                                     Name:
                                          -----------------------------
                                     Title:
                                           ----------------------------

                                  PENNSYLVANIA HIGHER EDUCATION ASSISTANCE
                                  AGENCY, Servicer,

                                  By:
                                     ----------------------------------
                                     Name:

                                          Title:


Approved as to form and legality:


-------------------------------
     PHEAA Chief Counsel

Approved as to form and legality:


--------------------------------
   Deputy Attorney General

                                     EFS SERVICES, INC., Servicer,

                                     By:
                                         --------------------------
                                         Name:  ___________________
                                         Title: ___________________

                                     THE FIRST NATIONAL BANK OF
                                      Chicago, not in its
                                      individual capacity but
                                      solely as Eligible Lender
                                      Trustee,

                                     By:
                                         --------------------------
                                         Name:
                                         Title:


                                     KEY BANK USA, NATIONAL ASSOCIATION,
                                     Administrator,

                                     By:
                                         --------------------------
                                         Name:
                                         Title:


Acknowledged and accepted
as of the day and year
first above written:

BANKERS TRUST COMPANY, not
in its individual capacity
but solely as Indenture Trustee,

 By:
    ------------------------
    Name:
    Title:


Acknowledged and accepted
as of the day and year
first above written:

BANKERS TRUST COMPANY, not in its
individual capacity but solely
in its capacity as securities
intermediary under Section 5.01,

 By:
    ------------------------
    Name:
    Title:

{Form of PHEAA Approval Memo
to be supplied by PHEAA}

                                                                      APPENDIX A

                              DEFINITIONS AND USAGE

                                      USAGE

                  The following rules of construction and usage shall be applicable to any instrument that is governed by this Appendix:

                  (a) All terms defined in this Appendix shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.

                  (b) As used herein, in any instrument governed hereby and in any certificate or other document made or delivered pursuant thereto, accounting terms not defined in this Appendix or in any such instrument, certificate or other document, and accounting terms partly defined in this Appendix or in any such instrument, certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of such instrument. To the extent that the definitions of accounting terms in this Appendix or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or in any such instrument, certificate or other document shall control.

                  (c) The words "hereof," "herein," "hereunder" and words of similar import when used in an instrument refer to such instrument as a whole and not to any particular provision or subdivision thereof; references in an instrument to "Article," "Section" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section or subdivision of or an attachment to such instrument; and the term "including" means "including without limitation."

                  (d) The definitions contained in this Appendix are equally applicable to both the singular and plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                  (e) Any agreement, instrument or statute defined or referred to below or in any agreement or instrument that is governed by this Appendix means such agreement or instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.


                                   DEFINITIONS


                  "ACCRUED EXPECTED EXPENSE PAYMENT" means for any Transfer Date on which Other Student Loans are transferred to the Trust an amount equal to (x) the product of (i) the applicable Expected Rate multiplied by (ii) the sum of principal balances of the Notes and Certificates as of such Transfer Date divided by (y) a fraction the numerator of which is the number of days between such Transfer Date and the last day of the preceding Collection Period and the denominator of which is 365 (or 366 in the case of a leap year).

                  "ACT" has the meaning specified in Section 11.03(a) of the Indenture.

                  "ADDITIONAL FUNDING" means those expenditures made on behalf of the Issuer from the Pre-Funding Account and the Escrow Account and made with Available Loan Purchase Funds on Transfer Dates during the Funding Period and from the Escrow Account and Available Loan Purchase Funds on Transfer Dates during the period which begins on the day following the end of the Funding Period and ends on the Loan Purchase Termination Date, in each case consisting of amounts paid to the Seller to acquire Additional Student Loans as of the applicable Subsequent Cutoff Dates and to pay Guarantee Fee Advances.

                  "ADDITIONAL STUDENT LOANS" means the Subsequent Pool Student Loans, the Other Subsequent Student Loans and the Other Student Loans.

                  "ADMINISTRATION AGREEMENT" means the Administration Agreement dated as of January 1, 1999, among the Issuer, the Indenture Trustee and the Administrator.

                  "ADMINISTRATION FEE" has the meaning specified in Section 3 of the Administration Agreement.

                  "ADMINISTRATOR" means Key Bank USA, National Association, a national banking association, in its capacity as administrator of the Issuer and the Financed Student Loans.

                  "ADMINISTRATOR DEFAULT" has the meaning specified in Section 8.01(b) of the Sale and Servicing Agreement.

                  "ADMINISTRATOR'S CERTIFICATE" means an Officers' Certificate of the Administrator delivered pursuant to Section 4.08(c) of the Sale and Servicing Agreement, substantially in the form of Exhibit C thereto.

                  "AFFILIATE" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "ASA" means the Massachusetts Higher Education Assistance Corporation now doing business as American Student Assistance Corporation, a Massachusetts non-profit corporation.

                  "ASSIGNED AGREEMENTS" means the following agreements, as the same may be amended and restated from time to time, (i) the Deposit Agreement dated as of January 28, 1992, between TERI and the Seller (as successor to Ameritrust Company National Association), (ii) the Security Agreement dated as of January 28, 1992, between TERI and the Seller (as successor to Ameritrust Company National Association), (iii) the Letter Agreement dated as of January 28, 1992, between LSAS and the Seller (as successor to Ameritrust Company National Association), (iv) the Trust Agreement dated as of July 14, 1992 and restated as of July 1, 1994, among the Seller, LSAS and First Bank (N.A.), Milwaukee,

Wisconsin, as trustee, (v) the LAL/BEL Guarantee Agreements dated as of January 28, 1992 and December 21, 1992, between the Seller and TERI, and (vi) the Private Guarantee Agreement dated as of March 23, 1995, among the Seller, TERI, Society National Bank, Indiana and Wilmington Trust Company, (vii) Consolidated Deposit Agreement and Consolidated Security Agreement each dated November 1, 1995 between TERI and Society National Bank, (viii) Alternative DEAL Surety Bond Numbers 1994-A, 1994-B, 1995-A and 1996-A, dated February 23, 1994, October 4, 1994, July 1, 1995 and July 1, 1996, respectively, issued by HICA to KeyBank of Maine, Society National Bank and Seller, respectively; and (ix) Pledged Collateral Account Control Agreement dated ____________ among TERI, Seller and McDonald Investments Inc., A KeyCorp Company, to the extent necessary to permit the Trust to realize its rights and benefits under the assignment of the agreements referred to in clauses (i) through (x) above.

                  "ASSIGNED RIGHTS" has the meaning specified in Section 2.01 of the Sale and Servicing Agreement.

                  "AUCTION PURCHASE AMOUNT" with respect to the Financed Student Loans means the aggregate unpaid principal balance owed by the applicable borrowers thereon plus accrued interest thereon to the date of purchase less the amount on deposit in the Reserve Account as of such date.

                  "AUTHORIZED OFFICER" means (i) with respect to the Issuer, any officer of the Eligible Lender Trustee who is authorized to act for the Eligible Lender Trustee in matters relating to the Issuer pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by the Eligible Lender Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter), (ii) with respect to the Administrator, any officer of the Administrator or any of its Affiliates who is authorized to act for the Administrator in matters relating to itself or to the Issuer and to be acted upon by the Administrator pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by the Administrator to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter), (iii) with respect to the Seller, any officer of the Seller or any of its Affiliates who is authorized to act for the Seller in matters relating to or to be acted upon by the Seller pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by the Seller to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and (iv) with respect to the Servicer, any officer of the Servicer who is authorized to act for the Servicer in matters relating to or to be acted upon by the Servicer pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by the Servicer to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

                  "AVAILABLE FUNDS" means, with respect to a Distribution Date or any Monthly Servicing Payment Date, the sum of the following amounts received with respect to the then elapsed portion of the related Collection Period to the extent not previously distributed:

                  (i) all collections received by the Servicers on the Financed Student Loans (including any Guarantee Payments received with respect to such Financed Student Loans), but net of (x), any Federal Origination Fee and Federal Consolidation Loan Rebate payable to the Department on Federal Consolidation Loans disbursed after October 1, 1993, and (y) any collections in respect of principal on the Financed Student Loans applied by the Trust to repurchase guaranteed loans from the Guarantors in accordance with the Guarantee Agreements;

                  (ii) any Interest Subsidy Payments and Special Allowance Payments received by the Eligible Lender Trustee during the then elapsed portion of such Collection Period with respect to the Financed Federal Loans;

                  (iii) all Liquidation Proceeds and all recoveries in respect of Liquidated Student Loans which were written off in prior Collection Periods or prior months of such Collection Period;

                  (iv) the aggregate Purchase Amounts received for those Financed Student Loans repurchased by the Seller or purchased by a Servicer under an obligation which arose during the elapsed portion of such Collection Period;

                  (v) the aggregate amounts, if any, received from the Seller or a Servicer, as the case may be, as reimbursement of non-guaranteed interest amounts, or, lost Interest Subsidy Payments and Special Allowance Payments, with respect to the Financed Federal Student Loans pursuant to Section 3.02 or 4.06, respectively of the Sale and Servicing Agreement;

                  (vi) amounts deposited by the Seller into the Collection Account in connection with the making of Consolidation Loans pursuant to Section 2.03 of the Sale and Servicing Agreement;

                  (vii) with respect to the first Distribution Date, the portion of the Negative Carry Initial Deposit transferred from the Subsequent Pool Pre-Funding Subaccount to the Collection Account;

                  (viii)     Investment Earnings for such Distribution Date;

                  (ix) amounts withdrawn from the Reserve Account in excess of the Specified Reserve Account Balance and deposited into the Collection Account;

                  (x) amounts withdrawn from the Escrow Account and deposited into the Collection Account; and

                  (xi) with respect to the Distribution Date on or immediately after the end of the Funding Period, the amount transferred from the Pre-Funding Account to the Collection Account.

         provided, however, that Available Funds will exclude (A) all payments and proceeds (including Liquidation Proceeds) of any Financed Student Loans, the Purchase Amount of which has been included in Available Funds for a prior Distribution Date and (B) following the end of the Funding Period and prior to the Loan Purchase Termination Date, amounts withdrawn from the Collection Account to purchase Other Student Loans or pay Guarantee Fee Advances pursuant to Sections 2.02A and 5.05(d) of the Sale and Servicing Agreement during the period following the preceding Distribution Date and ending on or prior to such Distribution Date; provided, further, that if on any Distribution Date there would not be sufficient funds, after application of Available Funds and amounts available from the Reserve Account and the Pre-Funding Account (1) to pay any of the items specified in clauses (i) through (iii) of Section 5.05(c) of the Sale and Servicing Agreement for such Distribution Date and (2) if the principal balance of the Notes (after giving effect to any distributions thereon on such Distribution Date) is less than or equal to the Note Collateralization Amount, to pay the Certificateholders' Interest Distribution Amount for such Distribution Date, then Available Funds for such Distribution Date will include, in addition to the Available Funds amounts on deposit in the Collection Account on the Determination Date relating to such Distribution Date which would have constituted Available Funds for the Distribution Date succeeding such Distribution Date up to the amount necessary to pay, in the case of clause (1) above such items and in the case of clause (2) above such Certificateholders' Interest Distribution Amount, and the Available Funds for such succeeding Distribution Date will be adjusted accordingly.

                  "AVAILABLE LOAN PURCHASE FUNDS" means with respect to any Collection Period and any Transfer Date after the Funding Period, the excess of Available Funds (without giving effect to the second proviso thereof) for the Collection Period relating to the Distribution Date next succeeding such Transfer Date that are on deposit in the Collection Account on such Transfer Date (before giving effect to any application thereof) over the Accrued Expected Expense Payment for such Distribution Date.

                  "BASIC DOCUMENTS" means the Trust Agreement, the Indenture, the Sale and Servicing Agreement, the Supplemental Sale and Servicing Agreement, the Administration Agreement, the Certificate Depository Agreement, the Note Depository Agreement, the Guarantee Agreements and other documents and certificates delivered in connection with any thereof.

                  ["BAR EXAM LOAN" means a Bar Examination Loan made by the Seller to an eligible borrower pursuant to the Programs.]

                  "BENEFIT PLAN" has the meaning specified in Section 3.04 of the Trust Agreement.

                  "BOOK-ENTRY CERTIFICATE" means a beneficial interest in the Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 3.11 of the Trust Agreement.

                  "BOOK-ENTRY NOTE" means a beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10 of the Indenture.

                  "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in New York, New York or Cleveland, Ohio, are authorized or obligated by law, regulation or executive order to remain closed.

                  "CERTIFICATE" means a Floating Rate Asset Backed Certificate issued pursuant to the Trust Agreement, substantially in the Form of Exhibit A thereto.

                  "CERTIFICATE BALANCE" means as of the Closing Date the Initial Certificate Balance for the Certificates and, thereafter, the Initial Certificate Balance for the Certificates, reduced by all amounts allocable to principal previously distributed to the holders of the Certificates.

                  "CERTIFICATE DEPOSITORY AGREEMENT" means the agreement dated as of the Closing Date among the Trust, the Eligible Lender Trustee, the Administrator and The Depository Trust Company, as the initial Clearing Agency, substantially in the form of Exhibit B to the Trust Agreement.

                  "CERTIFICATE OWNER" means, with respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

                  "CERTIFICATE PAYING AGENT" means any paying agent or co-paying agent appointed pursuant to Section 3.09 of the Trust Agreement, which shall initially be the Eligible Lender Trustee.

                  "CERTIFICATE RATE" means, with respect to any Interest Period, the interest rate per annum [(computed on the basis of the actual number of days elapsed in such Interest Period over a year of 365 days (or 366 in a leap year)] [(computed on the basis of the actual number of days elapsed in the related Interest Period divided by 360)] equal to the lesser of (i) [the weighted average of the T-Bill Rates within such Interest Period] [Three-Month LIBOR for such Interest Period] plus ___% and (ii) the Student Loan Rate for such Interest Period.

                  "CERTIFICATE REGISTER" and "CERTIFICATE REGISTRAR" means the register mentioned and the registrar appointed pursuant to Section 3.04 of the Trust Agreement.

                  "CERTIFICATE UNDERWRITING AGREEMENT" means the Certificate Underwriting Agreement dated as of January ___, 1999 between the Seller and the Underwriters.

                  "CERTIFICATEHOLDER" means a Person in whose name a Certificate is registered in the Certificate Register.

                  "CERTIFICATEHOLDERS' AVAILABLE INTEREST DISTRIBUTION AMOUNT" means for the Certificates on any Distribution Date, an amount equal to (x) the sum of (1) Available Funds for such Distribution Date, (2) the amount, if any, withdrawn from the Pre-Funding Account pursuant to Section 5.08(d) of the Sale and Servicing Agreement on such Distribution Date, and (3) the amounts withdrawn from the Reserve Account pursuant to Section 5.06(b)(vi) of the Sale and Servicing Agreement on such Distribution Date minus (y) the amount required to be distributed pursuant to clauses (i) through (iii) of Section 5.05(c) of the Sale and Servicing Agreement, including any Noteholders' Priority Principal Distribution Amount actually distributed.

                  "CERTIFICATEHOLDERS' AVAILABLE PRINCIPAL DISTRIBUTION AMOUNT" means on the Final Maturity Date for the Certificates, an amount equal to (x) the sum of (1) the Available Funds for such Distribution Date, and (2) the amounts withdrawn from the Reserve Account pursuant to Section 5.06(b)(ix) of the Sale and Servicing Agreement minus (y) the amounts required to be distributed pursuant to clauses (i) through (vii) of Section 5.05(c) of the Sale and Servicing Agreement.

                  "CERTIFICATEHOLDERS' DISTRIBUTION AMOUNT" means, with respect to any Distribution Date, the Certificateholders' Interest Distribution Amount for such Distribution Date plus, for each Distribution Date on and after which the Notes have been paid in full, the Certificateholders' Principal Distribution Amount for such Distribution Date.

                  "CERTIFICATEHOLDERS' INTEREST CARRYOVER SHORTFALL" means, with respect to any Distribution Date, the excess of (i) the Certificateholders' Interest Distribution Amount on the preceding Distribution Date over (ii) the amount of interest actually distributed to the holders of the Certificates on such preceding Distribution Date, plus interest on the amount of such excess interest due to the holders of the Certificates, to the extent permitted by law, at the applicable Certificate Rate from such preceding Distribution Date to the current Distribution Date.

                  "CERTIFICATEHOLDERS' INTEREST DISTRIBUTION AMOUNT" means, with respect to any Distribution Date, the sum of (i) the amount of interest accrued at the applicable Certificate Rate for the related Interest Period on the outstanding Certificate Balance on the immediately preceding Distribution Date, after giving effect to all distributions of principal to holders of the Certificates on such Distribution Date (or, in the case of the first Distribution Date, on the Closing Date) and (ii) the Certificateholders' Interest Carryover Shortfall for such Distribution Date; PROVIDED, HOWEVER, that the Certificateholders' Interest Distribution Amount will not include any Certificateholders' Interest Index Carryover.

                  "CERTIFICATEHOLDERS' INTEREST INDEX CARRYOVER" means, with respect to any Distribution Date as to which the Certificate Rate for such Distribution Date is based on the Student Loan Rate, the amount equal to the excess, if any, of (a) the amount of interest on the Certificates that would have accrued in respect of the related Interest Period had interest been calculated based on [the T-Bill Rate, if such Certificates are T-Bill Indexed Securities] [and/or] [Three-Month LIBOR if such Certificates are LIBOR Indexed Securities] over (b) the amount of interest on such Certificates actually accrued in respect of such Interest Period based on the Student Loan Rate, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon, to the extent permitted by law, calculated based on [the T-Bill Rate in the case of T-Bill Indexed Securities] or [Three-Month LIBOR, in the case of LIBOR Indexed Securities]); PROVIDED, HOWEVER, that, on the Final Maturity Date, the Certificateholders' Interest Index Carryover will be equal to the lesser of (i) the Certificateholders'

Interest Index Carryover on such date determined as described above and (ii) the amount of funds, if any, required and available to be distributed to the holders of the Certificates on such date pursuant to Sections 5.05(c)(x) of the Sale and Servicing Agreement.

                  "CERTIFICATEHOLDERS' PERCENTAGE" means, a fraction, expressed as a percentage, the numerator of which is the principal balance of the Certificates issued on the Closing Date and the denominator of which is the sum of the principal amount of the Notes issued on the Closing Date and the principal balance of the Certificates issued on the Closing Date.

                  "CERTIFICATEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT" means, on each Distribution Date on and after which the principal balance of the Notes has been paid in full, the Principal Distribution Amount for such Distribution Date (or, in the case of the Distribution Date on which the principal balance of the Notes is paid in full, any remaining Principal Distribution Amount not otherwise distributed to the holders of such Notes on such Distribution Date); PROVIDED, HOWEVER, that the Certificateholders' Principal Distribution Amount for the Certificates will in no event exceed the Certificate Balance for the Certificates. In addition, on the Final Maturity Date for the Certificates, the principal required to be distributed to the holders of the Certificates will include the amount required to reduce the outstanding principal balance of the Certificates to zero.

                  "CLASS A-1 NOTE" means a Floating Rate Class A-1 Asset Backed
Note issued pursuant to the Indenture, substantially in the form of Exhibit A-1 thereto.

                  "CLASS A-2 NOTE" means a Floating Rate Class A-2 Asset Backed
Note issued pursuant to the Indenture, substantially in the form of Exhibit A-2 thereto.

                  "CLEARING AGENCY" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

                  "CLEARING AGENCY PARTICIPANT" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                  "CLOSING DATE" means February ___, 1999.

                  "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

                  "COLLATERAL" has the meaning specified in the Granting Clause of the Indenture.

                  "COLLECTION ACCOUNT" means the account designated as such, established and maintained pursuant to Section 5.01 of the Sale and Servicing Agreement.

                  "COLLECTION PERIOD" means, with respect to the first Distribution Date, the period beginning on the Cutoff Date and ending on May 31, 1999 and with respect to each subsequent Distribution Date, the Collection Period means the three calendar months immediately following the end of the previous Collection Period.

                  "COMMISSION" means the Securities and Exchange Commission.

                  "CONSOLIDATION LOANS" means Federal Consolidation Loans and Private Consolidation Loans, collectively.

                  "CORPORATE TRUST OFFICE" means (i) with respect to the Indenture Trustee, the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at the Closing Date is located at Four Albany Street, New York, New York 10006,
Attention: Corporate Trust and Agency Group, Structured Finance Team (telephone:
(212) 250-6652; facsimile: (212) 250-6439) or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Seller, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Seller) and (ii) with respect to the Eligible Lender Trustee, the principal corporate trust office of the Eligible Lender Trustee located at One First National Plaza, Suite 0126, Chicago, Illinois 60670, Attention: Corporate Trust Administration (telephone: (312) 407-1892; facsimile: (312) 407-1708); or at such other address as the

Eligible Lender Trustee may designate by notice to the Certificateholders and the Seller, or the principal corporate trust office of any successor Eligible Lender Trustee (the address of which the successor Eligible Lender Trustee will notify the Certificateholders and the Seller).

                  "CUTOFF DATE" means January 1, 1999.

                  "DEFAULT" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

                  "DEFINITIVE CERTIFICATES" has the meaning specified in Section
3.11 of the Trust Agreement.

                  "DEFINITIVE NOTES" has the meaning specified in Section 2.10 of the Indenture.

                  "DELIVERY" or "DELIVER" when used with respect to Trust Account Property means the following and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Collateral to the Indenture Trustee, free and clear of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof:

         (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute instruments and are susceptible of physical delivery ("Physical Property"):

                  (i) transfer of possession thereof to the Indenture Trustee endorsed to, or registered in the name of, the Indenture Trustee, or its nominee or endorsed in blank;

         (b)      with respect to a certificated security:

                  (i) delivery thereof in bearer form to the Indenture Trustee;
         or

                  (ii) delivery thereof in registered form to the Indenture Trustee and

                  (A) the certificate is endorsed to the Indenture Trustee or in blank by effective endorsement; or

                  (B) the certificate is registered in the name of the Indenture Trustee, upon original issue or registration of transfer by the issuer;

         (c)      with respect to an uncertificated security:

                  (i) the delivery of the uncertificated security to the Indenture Trustee; or

                  (ii) the issuer has agreed that it will comply with instructions originated by the Indenture Trustee, without further consent by the registered owner;

         (d) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations:

                  (i) a Federal Reserve Bank by book entry credits the book-entry security to the securities account (as defined in 31 CFR
         Part 357) of a participant (as defined in 31 CFR Part 357) which is also a securities intermediary; and

                  (ii) the participant indicates by book entry that the book-entry security has been credited to the Indenture Trustee's securities account, as applicable;

         (e)  with respect to a security entitlement:

                  (i)  the Indenture Trustee, becomes the entitlement holder; or

                  (ii) the securities intermediary has agreed that it will comply with entitlement orders originated by the Indenture Trustee;

         (f) without further consent by the entitlement holder for the purpose of clauses (b) and (c) hereof "delivery" means:

                  (i)      with respect to a certificated security:

                           (A) the Indenture Trustee, acquires possession
                  thereof;

                           (B) another person (other than a securities
                  intermediary) either acquires possession thereof on behalf of the Indenture Trustee or, having previously acquired possession thereof, acknowledges that it holds for the Indenture Trustee; or

                           (C) a securities intermediary acting on behalf of the
                  Indenture Trustee acquires possession of thereof, only if the certificate is in registered form and has been specially endorsed to the Indenture Trustee by an effective endorsement;

                  (ii) with respect to an uncertificated security:

                           (A) the issuer registers the Indenture Trustee as the
                  registered owner, upon original issue or registration of transfer; or

                           (B) another person (other than a securities
                  intermediary) either becomes the registered owner thereof on behalf of the Indenture Trustee, or, having previously become the registered owner, acknowledges that it holds for the Indenture Trustee;

         (g) for purposes of this definition, except as otherwise indicated, the following terms shall have the meaning assigned to each such term in the UCC:

                  (i)   "certificated security"

                  (ii)  "effective endorsement"

                  (iii) "entitlement holder"

                  (iv)  "instrument"

                  (v)   "securities account"

                  (vi)  "securities entitlement"

                  (vii) "securities intermediary"

                  (viii)"uncertificated security"

         (h) in each case of Delivery contemplated herein, the Indenture Trustee shall make appropriate notations on its records, and shall cause same to be made of the records of its nominees, indicating that securities are held in trust pursuant to and as provided in this Agreement.

                  "DEPARTMENT" means the United States Department of Education, an agency of the Federal government.

                  "DEPOSITOR" means the Seller in its capacity as Depositor under the Trust Agreement.

                  "DEPOSITORY" has the meaning specified in Section 2.04 of the Indenture.

                  "DETERMINATION DATE" means, with respect to any Monthly Servicing Payment Date or Distribution Date, as the case may be, the third Business Day preceding such Monthly Servicing Payment Date or Distribution Date.

                  "DISTRIBUTION DATE" means, with respect to each Collection Period, the twenty-seventh day of each March, June, September and December or, if such day is not a Business Day, the immediately following Business Day, commencing on June 28, 1999.

                  "DTC" means the Depository Trust Company, a New York Corporation.

                  "ECMC" means Educational Credit Management Corporation.

                  "EFS" means EFS Services, Inc., a wholly-owned subsidiary of EFS, Inc. of Indiana.

                  "ELIGIBLE DEPOSIT ACCOUNT" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the States (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from at least two nationally recognized Rating Agencies in one of their respective generic rating categories which signifies investment grade.

                  "ELIGIBLE INSTITUTION" means a depository institution (which may be the Seller (or any Affiliate of the Seller), the Eligible Lender Trustee (or any Affiliate of the Eligible Lender Trustee) or the Indenture Trustee) organized under the laws of the United States of America or any one of the States (or any domestic branch of a foreign bank), (a) which has (i) a short-term senior unsecured debt rating of P-1 or better by Moody's, or any other long-term, short-term or certificate of deposit rating acceptable to the Rating Agencies and (ii) if rated by Fitch (A) a long term senior unsecured debt rating of AAA by Fitch and (B) short-term senior of F-1+ by Fitch and (b) whose deposits are insured by the FDIC. If so qualified, the Seller, any Affiliate of the Seller, the Eligible Lender Trustee, or any Affiliate of the Eligible Lender Trustee or Indenture Trustee may be considered an Eligible Institution.

                  "ELIGIBLE INVESTMENTS" mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

                  (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

                  (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or state banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in clause (a) above or portion of such obligation for the benefit of the holders of such depository receipts); PROVIDED, HOWEVER, that at the time of the investment or contractual commitment to invest therein (which shall be deemed to be made again each time funds are reinvested following each Distribution Date, as the case may be), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from Moody's in the highest investment category granted thereby and, if rated by Fitch, in the highest investment category granted by Fitch;

                  (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from Moody's in the highest investment category granted thereby and, if rated by Fitch, in the highest investment category granted by Fitch;

                  (d) investments in money market funds (including funds for which the Indenture Trustee or the Eligible Lender Trustee or any of their respective Affiliates or any of Seller's Affiliates is an investment manager or advisor) having a rating from Moody's of Aaa and if rated by Fitch from Fitch of AAA;

                  (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

                  (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with (i) a depository institution or trust company (acting as principal) described in clause (b) above; and

                  (g) any other investment permitted by each of the Rating Agencies as set forth in writing delivered to the Indenture Trustee.

                  "ELIGIBLE LENDER TRUSTEE" means The First National Bank of Chicago, a national banking association, not in its individual capacity but solely as eligible lender trustee under the Trust Agreement.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "ESCROW ACCOUNT" means the account designated as such, established and maintained pursuant to Section 5.01 of the Sale and Servicing Agreement.

                  "EVENT OF DEFAULT" has the meaning specified in Section 5.01 of the Indenture.

                  "EXCESS SERVICING FEE" has the meaning specified in Schedule C to the Sale and Servicing Agreement.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "EXECUTIVE OFFICER" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, any Executive Vice President, any Senior Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

                  "EXPECTED INTEREST COLLECTIONS" means, with respect to any Collection Period, the sum of (i) the amount of interest accrued, net of amounts required by the Higher Education Act to be paid to the Department or to be repaid to borrowers, with respect to the Financed Student Loans for such Collection Period (whether or not such interest is actually paid), (ii) all Interest Subsidy Payments and Special Allowance Payments expected to be received by the Eligible Lender Trustee for such Collection Period (whether or not actually received) with respect to the Financed Student Loans and (iii) Investment Earnings for such Collection Period.

                  "EXPECTED RATE" means with respect to any Transfer Dates after the end of the Funding Period on which Other Student Loans are transferred to the Trust, the sum of the weighted average of the Note Interest Rates and the Certificate Rate for the Notes and Certificates, respectively, as of the first day of the related Collection Period plus ____%.

                  "EXPENSES" means any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Eligible Lender Trustee or any of its officers, directors or agents in any way relating to or arising out of the Trust Agreement, the other Basic Documents, the Trust Estate, the administration of the Trust Estate or the action or inaction of the Eligible Lender Trustee under the Trust Agreement or the other Basic Documents.

                  "FDIC" means the Federal Deposit Insurance Corporation.

                  "FEDERAL CONSOLIDATION LOAN" means a loan made by the Seller to an eligible borrower that represents the refinancing of Financed Federal Loans of such borrower in accordance with the applicable terms and conditions of the Program and the Higher Education Act.

                  "FEDERAL CONSOLIDATION LOAN REBATE" means the monthly fee payable to the Department by the holder of Federal Consolidation Loans made (x) on or after October 1, 1993, but prior to October 1, 1998 equal to 1.05% per annum and (y) on or after October 1, 1998 equal to .62% per annum, in each case on the outstanding balance of such Federal Consolidation Loan.

                  "FEDERAL GUARANTOR" means PHEAA, ASA, ECMC and NSLP.

                  "FEDERAL ORIGINATION FEE" means the origination fee payable to the Department by the lender with respect to any Financed Federal Loan (including Federal Consolidation Loans) made on or after October 1, 1993, equal to 0.50% of the initial principal balance of such loan.

                  "52 WEEK T-BILL RATE" means, on any date of determination, the bond equivalent rate of 52-week Treasury bills auctioned at the final auction held prior to the preceding June 1.

                  "FINAL MATURITY DATE" means (i) for the Class A-1 Notes, the _______ ______ Distribution Date, (ii) for the Class A-2 Notes the _______
______ Distribution Date and (iii) for the Certificates, the _______ ______ Distribution Date.

                  "FINAL SUBSEQUENT TRANSFER DATE" means the last Transfer Date on which Subsequent Pool Student Loans are transferred to the Trust but no later than the Special Determination Date.

                  "FINANCED FEDERAL LOANS" means those Financed Student Loans that are guaranteed as to the payment of principal and interest by PHEAA, ASA, ECMC or NSLP and are reinsured by the Department and are listed on Schedule A to the Sale and Servicing Agreement, as such Schedule may be supplemented from time to time.

                  "FINANCED PRIVATE LOANS" means those Financed Student Loans that are guaranteed as to the payment of principal and interest by TERI or HICA and are not reinsured by the Department or any other governmental entity and are listed on Schedule A to the Sale and Servicing Agreement, as such Schedule may be supplemented from time to time.

                  "FINANCED STUDENT LOAN" means any law school, medical school, dental school, graduate business school or other graduate school student loan listed on Schedule A of the Sale and Servicing Agreement as such Schedule may be supplemented from time to time.

                  "FINANCED STUDENT LOAN FILES" means the documents specified in
Section 3.03 of the Sale and Servicing Agreement.

                  "FITCH" means Fitch IBCA, Inc.

                  "FUNDING PERIOD" means the period beginning on the Closing Date and ending on the first to occur of (a) the date on which an Event of Default, a Servicer Default or an Administrator Default occurs, (b) the date on which an Insolvency Event occurs with respect to the Seller, (c) the first date on which the amounts on deposit in each Pre-Funding Account is zero, and (d) the close of business on the last day of the Collection Period preceding the March 2001 Distribution Date.

                  "GRADUATE LOAN PROGRAMS" means [TO COME FROM KEY BANK].

                  ["GRADUATE SCHOOL LOAN" means a Graduate [School] Loan made by the Seller to an eligible borrower pursuant to the Programs.]

                  "GRANT" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture.

A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

                  "GUARANTEE AGREEMENTS" means (i) in the case of PHEAA, the National Guaranty Agreement and the Lender Participation Agreement for Consolidation Loans, in each case dated as of June 13, 1998, between PHEAA and the Eligible Lender Trustee on behalf of the Issuer, (ii) in the case of ASA, the Holder Guarantee Agreement dated as of July 13, 1998, between ASA and the Eligible Lender Trustee on behalf of the Issuer, (iii) in the case of ECMC, the Holder Agreement for Payment on Guarantee dated as of the Closing Date, between ECMC and the Eligible Lender Trustee on behalf of the Issuer, (iv) in the case of NSLP, the Lender Agreement for Guaranteed Educational Loans With Federal Reinsurance and the Lender Agreement for Guarantee of Federal Consolidation Loans with Federal Reinsurance, each dated as of July 13, 1998 between NSLP and the Eligible Lender Trustee on behalf of the Issuer, (v) in the case of TERI, the Guarantee Agreement dated as of July 13, 1998, among TERI, the Seller and the Eligible Lender Trustee on behalf of the Issuer and (vi) in the case of HICA, the Endorsement to Alternative Dental Educational Assistance Loan Surety Bond Numbers 1994-A, 1994-B, 1995-A and 1996-A dated as of July 13, 1998 and executed by HICA, relative to such Surety Bonds which were assigned by the Seller to the Eligible Lender Trustee on behalf of the Issuer.

                  "GUARANTEE FEE ADVANCE" means a loan made by the Seller to a borrower of a Financed Private Loan, at the borrower's option, at the time such borrower commences repayment of such Financed Private Loan to finance the cost of the fee imposed with respect to such loan at such time.

                  "GUARANTEE PAYMENT" means any payment made by a Guarantor pursuant to a Guarantee Agreement in respect of a Financed Student Loan.

                  "GUARANTORS" means PHEAA, ASA, ECMC, NSLP, TERI and HICA.

                  "HICA" means HEMAR Insurance Company of America, a South Dakota corporation.

                  "HIGHER EDUCATION ACT" means the Higher Education Act of 1965, as amended, together with any rules, regulations and interpretations thereunder.

                  "INDENTURE" means the Indenture dated as of January 1, 1999, between the Issuer and the Indenture Trustee.

                  "INDENTURE TRUSTEE" means Bankers Trust Company, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee under the Indenture.

                  "INDENTURE TRUST ESTATE" means all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of the Indenture for the benefit of the Noteholders (including all property and interests granted to the Indenture Trustee), including all proceeds thereof.

                  "INDEPENDENT" means, when used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Seller and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                  "INDEPENDENT CERTIFICATE" means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in the Indenture and that the signer is Independent within the meaning thereof.

                  "INDEX MATURITY" shall have the meaning set forth in the definition of "Three-Month LIBOR".

                  "INITIAL CERTIFICATE BALANCE" means $__________.

                  "INITIAL FINANCED STUDENT LOANS" has the meaning specified in
Section 2.01 of the Sale and Servicing Agreement.

                  "INITIAL POOL BALANCE" means, the sum of the Pool Balance as of the Cutoff Date, which is $________, plus as of each Subsequent Cutoff Date the principal balance of each Subsequent Pool Student Loan sold to the Eligible Lender Trustee on behalf of the Issuer on each Transfer Date during the Funding Period.

                  "INSOLVENCY EVENT" means, with respect to a specified Person,
(a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

                  "INTEREST COLLECTIONS" shall have the meaning specified in
Section 5.03 of the Sale and Servicing Agreement.

                  "INTEREST PERIOD" means, with respect to a Distribution Date, the period from and including the Closing Date or the most recent Distribution Date on which interest on the Notes or the Certificates, as the case may be, has been distributed to but excluding the current Distribution Date.

                  "INTEREST SUBSIDY PAYMENTS" means payments, designated as such, consisting of interest subsidies by the Department in respect of the Financed Federal Loans to the Eligible Lender Trustee on behalf of the Trust in accordance with the Higher Education Act.

                  "INVESTMENT EARNINGS" means, with respect to any Distribution Date, the investment earnings (net of losses and investment expenses) on amounts on deposit in the Trust Accounts to be deposited into the Collection Account on or prior to such Distribution Date pursuant to Section 5.01(b) of the Sale and Servicing Agreement.

                  "ISSUER" means KeyCorp Student Loan Trust 1999-A (formerly named KeyCorp Student Loan Trust 1998-A) until a successor replaces it and, thereafter, means the successor.

                  "ISSUER ORDER" and "ISSUER REQUEST" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

                  ["LAW LOAN" means a Law School Loan made by the Seller to an eligible borrower pursuant to the Programs.]

                  "LIBOR DETERMINATION DATE" means the second Business Day prior to the commencement of each Interest Period. For purposes of this definition a "Business Day" is any day on which banks in London and New York City are open for the transaction of business.

                  "LIBOR INDEXED SECURITIES" means _______________.

                  "LIEN" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens and any other liens, if any, which attach to the respective Financed Student Loan by operation of law as a result of any act or omission by the related Obligor.

                  "LIQUIDATED STUDENT LOAN" means any defaulted Financed Student Loan liquidated by the Servicer which services such Financed Student Loan (which shall not include any Financed Student Loan on which Guarantee Payments are received) or which such Servicer has, after using all reasonable efforts to realize upon such Financed Student Loan, determined to charge off.

                  "LIQUIDATION PROCEEDS" means, with respect to any Liquidated Student Loan, the moneys collected in respect thereof from whatever source, other than Recoveries, net of the sum of any amounts expended by the Servicer which serviced such Liquidated Student Loan in connection with such liquidation and any amounts required by law to be remitted to the borrower on such Liquidated Student Loan.

                  "LOAN PURCHASE TERMINATION DATE" means the first to occur of
(i) the date on which an Event of Default occurs under the Indenture, a Servicer Default occurs under the Sale and Servicing Agreement or an Administrator Default occurs under the Sale and Servicing Agreement or the Administration Agreement, (ii) the date on which an Insolvency Event with respect to the Seller occurs, or (iii) the last day of the Collection Period preceding the March 2002 Distribution Date.

                  "LOCK-IN PERIOD" means the period of days preceding any Distribution Date during which the Note Interest Rates or Certificate Rates, as applicable, in effect on the first day of such period shall remain in effect until the end of the Interest Period related to such Distribution Date.

                  "MAXIMUM TERI PAYMENTS AMOUNT" means an amount equal to 19% of the Initial Pool Balance.

                  "MINIMUM PURCHASE AMOUNT" means the greatest of (i) the Auction Purchase Amount, (ii) the fair market value of the Financed Student Loans as of the end of the Collection Period immediately preceding such Distribution Date, and (iii) the aggregate unpaid principal amount of the Notes and unpaid principal balance of the Certificates plus, in each case, accrued and unpaid interest thereon on the related Distribution Date and any amount to be paid pursuant to Section 5.04(b) FIRST and SECOND of the Indenture.

                  "MONTHLY SERVICING PAYMENT DATE" means the twenty-seventh day of each calendar month, or, if such day is not a Business Day, the immediately following Business Day, commencing on March 1, 1999.

                  "MOODY'S" means Moody's Investors Service, Inc.

                  "91-DAY TREASURY BILLS" means direct obligations of the United States with a maturity of thirteen weeks.

                  "NEGATIVE CARRY INITIAL DEPOSIT" means $____________.

                  "NET GOVERNMENT RECEIVABLE" means, with respect to any Distribution Date, the sum of the amount of Interest Subsidy Payments and Special Allowance Payments due from the Department less the amount owed to the Department for Federal Origination Fee and Federal Consolidation Loan Rebate as of the end of the related Collection Period.

                  "NOTE COLLATERALIZATION AMOUNT" means, with respect to any Distribution Date, the sum of (i) the Pool Balance as of the end of the related Collection Period, (ii) the Pre-Funded Amount as of the end of the related Collection Period, (iii) the amount on deposit in the Reserve Account after giving effect to distributions on such Distribution Date, and (iv) the Net Government Receivable.

                  "NOTE DEPOSITORY AGREEMENT" means the agreement dated as of the Closing Date relating to the Notes, substantially in the form of Exhibit B to the Indenture, among the Issuer, the Indenture Trustee, the Administrator and The Depository Trust Company, as the initial Clearing Agency.

                  "NOTE INTEREST RATE" means, with respect to any Interest Period, (w) in the case of the Class A-1 Notes, the interest rate per annum [(computed on the basis of the actual number of days elapsed in such Interest Period over a year of 365 days (or 366 in a leap year)] [(computed on the basis of the actual number of days elapsed in the related Interest Period divided by 360)] equal to the lesser of (i) [the weighted average of the T-Bill Rates within such Interest Period] [Three-Month LIBOR] plus ___% and (ii) the Student Loan Rate for such Interest Period, (x) in the case of the Class A-2 Notes, the interest rate per annum [(computed on the basis of the actual number of days elapsed in such Interest Period over a year of 365 days (or 366 in a leap year)] [(computed on the basis of the actual number of days elapsed in the related Interest Period divided by 360)] equal to the lesser of (i) [the weighted average of the T-Bill Rates within such Interest Period] [Three-Month LIBOR] plus ___% and (ii) the Student Loan Rate for such Interest Period.

                  "NOTE OWNER" means, with respect to a Book-Entry Note, the Person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

                  "NOTE REGISTER" and "NOTE REGISTRAR" have the respective meanings specified in Section 2.04 of the Indenture.

                  "NOTE UNDERWRITING AGREEMENT" means the Note Underwriting Agreement dated as of January __, 1999 between the Seller and the Underwriters.

                  "NOTEHOLDER" means the Person in whose name a Note is registered in the Note Register.

                  "NOTEHOLDERS' AVAILABLE INTEREST DISTRIBUTION AMOUNT" means on any Distribution Date, an amount equal to (x) the sum of (1) Available Funds for such Distribution Date, (2) the amounts withdrawn from the Pre-Funding Account pursuant to Section 5.08(d) of the Sale and Servicing Agreement on such Distribution Date, and (3) the amounts withdrawn from the Reserve Account pursuant to Section 5.06(b)(v) of the Sale and Servicing Agreement on such Distribution Date minus (y) the amount required to be distributed pursuant to clauses (i) and (ii) of Section 5.05(c) of the Sale and Servicing Agreement, including any Noteholders' Priority Principal Distribution Amount actually distributed.

                  "NOTEHOLDERS' AVAILABLE PRINCIPAL DISTRIBUTION AMOUNT" means on the Final Maturity Date for each class of Notes, an amount equal to (x) the sum of (1) the Available Funds for such Distribution Date and (2) the amount, if any, withdrawn from the Reserve Account pursuant to Sections 5.06(b)(vii) or (viii) of the Sale and Servicing Agreement minus (y) the amounts required to be distributed pursuant to clauses (i) through (v) of
Section 5.05(c) of the Sale and Servicing Agreement, including the Noteholders' Priority Principal Distribution Amount for such class of Notes actually distributed.

                  "NOTEHOLDERS' DISTRIBUTION AMOUNT" means, with respect to any Distribution Date, the sum of the Noteholders' Interest Distribution Amount and the Noteholders' Principal Distribution Amount for such Distribution Date.

                  "NOTEHOLDERS' INTEREST CARRYOVER SHORTFALL" means, with respect to any Distribution Date, the excess of (i) the sum of the Noteholders' Interest Distribution Amount on the preceding Distribution Date over (ii) the amount of interest actually distributed to the holders of the Notes on such preceding Distribution Date, plus interest on the amount of such excess interest due to the holders of the Notes, to the extent permitted by law, at the weighted average of the Note Interest Rates for the Notes from such preceding Distribution Date to the current Distribution Date.

                  "NOTEHOLDERS' INTEREST DISTRIBUTION AMOUNT" means, with respect to any Distribution Date, the sum of (i) the aggregate amount of interest accrued at the applicable Note Interest Rate for the related Interest Period on the outstanding principal balance of each class of Notes on the immediately preceding Distribution Date after giving effect to all principal distributions to Noteholders of such class on such date (or, in the case of the first Distribution Date, on the Closing Date) and (ii) the Noteholders' Interest Carryover Shortfall for such Distribution Date; provided, that the Noteholders' Interest Distribution Amount will not include any Noteholders' Interest Index Carryover.

                  "NOTEHOLDERS' INTEREST INDEX CARRYOVER" means, with respect to any Distribution Date as to which the Note Interest Rate for the Notes for such Distribution Date is based on the Student Loan Rate, the amount equal to the excess, if any, of (a) the amount of interest on such Notes that would have accrued in respect of the related Interest Period had interest been calculated based on [the T-Bill Rate, if such Notes are T-Bill Indexed Securities] or [Three-Month LIBOR if such Notes are LIBOR Indexed Securities], over (b) the amount of interest on such Notes actually accrued in respect of such Interest Period based on the Student Loan Rate, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon, to the extent permitted by law, at the applicable rate calculated based on [the T-Bill Rate, in the case of T-Bill Indexed Securities] or [Three-Month LIBOR, in the case of LIBOR Indexed Securities]); PROVIDED, HOWEVER, that on the Final Maturity Date for such Notes, the Noteholders' Interest Index Carryover for such Notes will be equal to the lesser of (i) the Noteholders' Interest Index Carryover on such date determined as described above and (ii) the amount of funds, if any, required and available to be distributed to the holders for such Notes on such date pursuant to Sections 5.05(c)(ix) and 5.06(e) of the Sale and Servicing Agreement.

                  "NOTEHOLDERS' PERCENTAGE" means a fraction, expressed as a percentage, the numerator of which is the principal amount of the Notes issued on the Closing Date and the denominator of which is the sum of the principal amount of the Notes issued on the Closing Date and the principal balance of the Certificates issued on the Closing Date.

                  "NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT" means, with respect to any Distribution Date, the Principal Distribution Amount for such Notes for such Distribution Date; PROVIDED, HOWEVER, that the Noteholders' Principal Distribution Amount for the Notes will not exceed the outstanding principal balance of the Notes. In addition, (i) on the Final Maturity Date for each related class of Notes, the principal required to be distributed to such class of Notes will include the amount required to reduce the outstanding principal balance of such class of Notes to zero, and (ii) on the related Distribution Date following a sale of the Financed Student Loans pursuant to
Section 9.01(a) or (c) of the Sale and Servicing Agreement, the principal required to be distributed to the holders of Class A-2 Notes will include the amount required to reduce the outstanding principal balance of the Class A-2 Notes to zero. In the event that the outstanding balance of the Notes is in excess of the Note Collateralization Amount, the Noteholders' Principal Distribution Amount will be reduced by the amount of any Noteholders' Priority Principal Distribution Amount.

                  "NOTEHOLDERS' PRIORITY PRINCIPAL DISTRIBUTION AMOUNT" means, with respect to any Distribution Date, the excess of (i) the aggregate outstanding principal balance of the Notes (after giving effect to any distributions on such Distribution Date) over (ii) the Note Collateralization Amount.

                  "NOTES" means the Class A-1 Notes and Class A-2 Notes.

                  "OBLIGOR" on a Financed Student Loan means the borrower or co-borrowers of such Financed Student Loan and any other Person who owes payments in respect of such Financed Student Loan, including the Guarantor thereof and, with respect to any Interest Subsidy Payment or Special Allowance Payment, if any, thereon, the Department.

                  "OFFICERS' CERTIFICATE" means (i) in the case of the Issuer, a certificate signed by any two Authorized Officers of the Eligible Lender Trustee, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01 of the Indenture, and delivered to the Indenture Trustee, (ii) in the case of the Seller or the Administrator, a certificate signed by any two Authorized Officers of the Seller or the Administrator, as appropriate and (iii) in the case of the Servicer, a certificate signed by any two Authorized Officers of the Servicer.

                  "OPINION OF COUNSEL" means (i) with respect to the Issuer, one or more written opinions of counsel who may, except as otherwise expressly provided in the Indenture, be employees of or counsel to the Issuer and who shall be satisfactory to the Indenture Trustee, and which opinion or opinions shall be addressed to the Indenture Trustee as Indenture Trustee, shall comply with any applicable requirements of Section 11.01 of the Indenture, and shall be in form and substance satisfactory to the Indenture Trustee and (ii) with respect to the Seller, the Administrator or a Servicer, one or more written opinions of counsel who may be an employee of or counsel to the Seller, the Administrator or such Servicer, which counsel shall be acceptable to the Indenture Trustee, the Eligible Lender Trustee or the Rating Agencies, as applicable.

                  "OTHER ADDITIONAL PRE-FUNDED AMOUNT" means, with respect to any Distribution Date, the amount on deposit in the Other Additional Pre-Funding Subaccount.

                  "OTHER ADDITIONAL PRE-FUNDING SUBACCOUNT" has the meaning set forth in Section 5.08 of the Sale and Servicing Agreement.

                  "OTHER STUDENT LOANS" means the Serial Loans (including Consolidation Loans) made by the Seller to an eligible borrower who has one or more existing loans under the Programs that are Financed Student Loans and are transferred or to be transferred to the Eligible Lender Trustee on behalf of the Issuer during the period which begins after the Funding Period and ends on the Loan Purchase Termination Date pursuant to Section 2.02A of the Sale and Servicing Agreement, each of which shall be identified on Schedule A, to the related Transfer Agreement which Schedule A may be in the form of microfiche or computer tape.

                  "OTHER SUBSEQUENT STUDENT LOANS" means the Serial Loans (including Consolidation Loans but not including Subsequent Pool Student Loans) made by the Seller to an eligible borrower who has one or more existing loans under the Programs that are Financed Student Loans and are transferred or to be transferred to the Eligible Lender Trustee on behalf of the Issuer during the Funding Period pursuant to Section 2.02 of the Sale and Servicing Agreement, each of which shall be identified on Schedule A, to the related Transfer Agreement which Schedule A may be in the form of microfiche or computer tape.

                  "OUTSTANDING" means, as of the date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

                  (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

                  (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Noteholders thereof (PROVIDED, HOWEVER, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture); and

                  (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

PROVIDED that in determining whether the Noteholders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any other Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee either actually knows to be so owned or has received written notice thereof shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons.

                  "OUTSTANDING AMOUNT" means the aggregate principal amount of all Notes Outstanding at the date of determination.

                  "PAYING AGENT" means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in
Section 6.11 of the Indenture and is authorized by the Issuer to make the payments to and distributions from the Collection Account and payments of principal of and interest and any other amounts owing on the Notes on behalf of the Issuer.

                  "PERSON" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

                  "PHEAA" means the Pennsylvania Higher Education Assistance Agency, an agency of the Commonwealth of Pennsylvania.

                  "PHYSICAL PROPERTY" has the meaning assigned to such term in the definition of "Delivery" above.

                  "POOL BALANCE" means, at any time, the aggregate principal balance of the Financed Student Loans at the end of the preceding Collection Period (including accrued interest thereon for such Collection Period to the extent such interest will be capitalized upon commencement of repayment), after giving effect to the following without duplication: (i) all payments received by the Trust related to the Financed Student Loans during such Collection Period from or on behalf of borrowers, Guarantors and the Department, (ii) all Purchase Amounts received by the Trust related to the Financed Student Loans for such Collection Period from the Seller or the Servicers, (iii) all Additional Fundings made from the applicable Escrow Account and the applicable Pre-Funding Account or the Available Loan Purchase Funds with respect to such Collection Period and (iv) all losses realized on Financed Student Loans liquidated during such Collection Period.

                  "POOL FACTOR" means as of the close of business on a Distribution Date (i) for the Class A-1 Notes, a seven-digit decimal figure equal to the outstanding principal balance of the Class A-1 Notes divided by the original outstanding principal balance of the Class A-1 Notes, (ii) for the Class A-2 Notes, a seven-digit decimal figure equal to the outstanding principal balance of the Class A-2 Notes divided by the original outstanding principal balance of the Class A-2 Notes and (iii) for the Certificates, a seven-digit decimal figure equal to the Certificate Balance of the Certificates divided by the Initial Certificate Balance of the Certificates. The Pool Factor for each class of Securities will be 1.0000000 as of the Closing Date; thereafter, the Pool Factor for each class of Securities will decrease to reflect reductions in the outstanding principal balance of such classes of Securities.

                  "PREDECESSOR NOTE" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.05 of the Indenture and in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

                  "PRE-FUNDED AMOUNT" means, with respect to any Distribution Date, the amount on deposit in the Pre-Funding Account.

                  "PRE-FUNDING ACCOUNT" means the account designated as such, established and maintained pursuant to Section 5.01 of the Sale and Servicing Agreement (including, unless otherwise expressly stated, the Subsequent Pool Pre-Funding Subaccount and the Other Additional Pre-Funding Subaccount).

                  "PRINCIPAL DISTRIBUTION AMOUNT" means, with respect to any Distribution Date, the amount by which the sum of the outstanding principal balance of the Notes and the Certificates exceeds the Specified Collateral Balance for such Distribution Date.

                  "PRIVATE CONSOLIDATION GUARANTEE FEE" means, with respect to each Private Consolidation Loan, a fee charged to the borrower to discharge the underlying Financed Private Loans and included in the original principal amount of such Private Consolidation Loan.

                  "PRIVATE CONSOLIDATION LOAN" means a loan made by the Seller to an eligible borrower that represents the refinancing of Private Financed Loans of such borrower in accordance with the terms of the Programs.

                  "PROCEEDING" means any suit in equity, action at law or other judicial or administrative proceeding.

                  "PROGRAMS" means the Graduate Loan Programs, as in effect from time to time.

                  "PURCHASE AMOUNT" means, as of the close of business on the last day of a Collection Period, ________% of the amount required to prepay in full the respective Financed Student Loan, if it is an Initial Financed Student Loan, ________% of the amount required to prepay in full the respective Financed Student Loan, if it is a Subsequent Pool Student Loan and 100% of the amount required to prepay in full the respective Financed Student Loan if it is an Other Subsequent Student Loan or an Other Student Loan, in each case under the terms thereof including all accrued interest thereon and any lost Interest Subsidy Payments and Special Allowance Payments with respect thereto.

                  "PURCHASE PRICE" means, with respect to any Financed Student Loan, (i) in the case of any Initial Financed Student Loan, an amount equal to ________% of the aggregate principal balance of such Initial Financed Student Loan as of the Cutoff Date (ii) in the case of any Student Loan in the Subsequent Pool, an amount equal to ________% of the aggregate principal balance of such Student Loan as of the related Subsequent Cutoff Date, and (iii) in the case of any Other Subsequent Student Loan or Other Student Loan, 100% of the aggregate principal balance thereof as the related Subsequent Cutoff Date. For purposes of the foregoing calculation, the aggregate principal balance of each Financed Student Loan includes accrued interest thereon from the date of origination to, with respect to each Initial Financed Student Loan, the Cutoff Date, and to, with respect to each Additional Student Loan, the related Subsequent Cutoff Date, in each case expected to be capitalized upon repayment.

                  "PURCHASED STUDENT LOAN" means a Financed Student Loan purchased as of the close of business on the last day of a Collection Period by a Servicer pursuant to Section 4.06 of the Sale and Servicing Agreement or repurchased by the Seller pursuant to Section 3.02 of the Sale and Servicing Agreement.

                  "RATING AGENCY" means each of Moody's and Fitch. If any such organization or successor is no longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Seller, notice of which designation shall be given to the Indenture Trustee, the Eligible Lender Trustee and the Servicer.

                  "RATING AGENCY CONDITION" means, with respect to any action, that each Rating Agency shall have been given 10 days' prior notice thereof (or such shorter period as shall be acceptable to the Rating Agencies) and that none of the Rating Agencies shall have notified the Seller, the Servicers, the Eligible Lender Trustee and the Indenture Trustee in writing that such action will in and of itself result in a reduction or withdrawal of the then current rating of the Notes or the Certificates.

                  "REALIZED LOSSES" means the excess of the aggregate principal balance of any Liquidated Student Loan plus accrued but unpaid interest thereon over Liquidation Proceeds to the extent allocable to principal.

                  "RECORD DATE" means, with respect to a Distribution Date or Redemption Date, the close of business on the twenty-sixth day of the calendar month in which such Distribution Date or Redemption Date occurs.

                  "RECOVERIES" means, with respect to any Liquidated Student Loan, moneys collected in respect thereof, from whatever source, during any Collection Period following the Collection Period in which such Financed Student Loan became a Liquidated Student Loan, net of the sum of any amounts expended by the Servicer for the account of any Obligor and any amounts required by law to be remitted to the Obligor.

                  "REDEMPTION DATE" means (a) in the case of a redemption of Notes pursuant to Section 10.01(a) of the Indenture, the Distribution Date on which the Funding Period ends (or the Distribution Date on or immediately following the last day of the Funding Period, if the Funding Period does not end on a Distribution Date) or (b) in the case of a payment to Noteholders pursuant to Section 10.01(b) of the Indenture, the Distribution Date specified by the Administrator or the Issuer pursuant to Section 10.01(b) of the Indenture.

                  "REDEMPTION PRICE" means [(a) in the case of a redemption of the Notes pursuant to Section 10.01(a) of the Indenture, an amount equal to the unpaid principal amount of the Notes, plus accrued and unpaid interest thereon at the applicable Note Interest Rate to but excluding the Redemption Date and the amount of the Noteholders' Interest Index Carryover with respect thereto, or
(b) in the case of a payment made to Noteholders pursuant to Section 10.01(b) of the Indenture, the amount to be so paid, but not in excess of the amount specified in clause (a) above.]

                  "REFERENCE BANK" means a leading bank (i) engaged in transactions in Eurodollar deposits in the international Eurocurrency market,
(ii) not controlling, controlled by or under common control with the Administrator and (iii) having an established place of business in London.

                  "RESERVE ACCOUNT" means the account designated as such, established and maintained pursuant to Section 5.01 of the Sale and Servicing Agreement.

                  "RESERVE ACCOUNT INITIAL DEPOSIT" means $_________.

                  "RESPONSIBLE OFFICER" means, with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary, or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers, with direct responsibility for the administration of the Indenture and the other Basic Documents on behalf of the Indenture Trustee and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  "SALE AND SERVICING AGREEMENT" means the Sale and Servicing Agreement dated as of January 1, 1999 among the Issuer, the Seller, the Administrator, the Eligible Lender Trustee and the Servicers.

                  "SCHEDULES OF FINANCED STUDENT LOANS" means the listing of the Financed Student Loans set forth in Schedules A and B to the Sale and Servicing Agreement and to the Indenture (which Schedules may be in the form of microfiche), as amended or supplemented on each Transfer Date to reflect the sale to the Eligible Lender Trustee on behalf of the Trust of the Additional Student Loans.

                  "SECURITIES" means the Class A-1 Notes, Class A-2 Notes and the Certificates.

                  "SELLER" means Key Bank USA, National Association, a national banking association.

                  "SERIAL LOANS" means additional student loans, including Consolidation Loans, which are made under the Programs to a borrower who is also a borrower under at least one Initial Financed Student Loan or Subsequent Pool Student Loan.

                  "SERVICER" means PHEAA, in its capacity as servicer of the Financed Student Loans it services or EFS, as servicer of the Financed Student Loans it services, as applicable.

                  "SERVICER DEFAULT" means an event specified in Section 8.01(a) of the Sale and Servicing Agreement.

                  "SERVICER'S REPORT" means any report of a Servicer delivered pursuant to Section 4.08(a) or (b) of the Sale and Servicing Agreement, substantially in the form acceptable to the Administrator.

                  "SERVICING FEE" has the meaning specified in Schedule C to the Sale and Servicing Agreement.

                  "SLS LOAN" means a Financed Federal Loan designated as such that is made under the Federal Supplemental Loans for Students Program pursuant to the Higher Education Act.

                  "SPECIAL ALLOWANCE PAYMENTS" means payments, designated as such, consisting of effective interest subsidies by the Department in respect of the Financed Federal Loans to the Eligible Lender Trustee on behalf of the Trust in accordance with the Higher Education Act.

                  "SPECIAL DETERMINATION DATE" means June 15, 1999.

                  "SPECIFIED COLLATERAL BALANCE" means, with respect to any Distribution Date, the sum of (a) the Pool Balance as of the last day of the related Collection Period plus (b) the Pre-Funded Amount, as of the last day of the related Collection Period for such Distribution Date. In the event that the Financed Student Loans are not sold pursuant to Section 9.01(c) of the Sale and Servicing Agreement with respect to any Distribution Date occurring on or after the March 2009 Distribution Date, the Specified Collateral Balance will be zero.

                  "SPECIFIED RESERVE ACCOUNT BALANCE" means _________.

                  "STAFFORD LOAN" means a Financed Federal Loan designated as such that is made under the Federal Stafford Loan Program in accordance with the Higher Education Act.

                  "STATE" means any one of the 50 States of the United States of America or the District of Columbia.

                  "STATISTICAL CUTOFF DATE" means January 1, 1999.

                  "STUDENT LOAN RATE" means for any class of Securities for any Interest Period a rate equal to the product of (a) the quotient obtained by dividing (i) 365 (or 366 in a leap year) by (ii) the actual number of days elapsed in such Interest Period and (b) the percentage equivalent of a fraction,
(i) the numerator of which is equal to Expected Interest Collections for the Collection Period relating to such Interest Period less the Servicing Fees and the Administration Fee payable on the related Distribution Date and any Servicing Fees paid on the two preceding Monthly Servicing Payment Dates during the related Collection Period and (ii) the denominator of which is the outstanding principal balance of the Securities as of the first day of such Interest Period.

                  "SUBSEQUENT CUTOFF DATE" means the day as of which principal and interest accruing with respect to an Additional Student Loan are transferred to the Eligible Lender Trustee on behalf of the Issuer pursuant to Section 2.02 and 2.02A of the Sale and Servicing Agreement.

                  "SUBSEQUENT POOL PRE-FUNDED AMOUNT" means, with respect to any Distribution Date, the amount on deposit in the Subsequent Pool Pre-Funding Subaccount other than the Negative Carry Initial Deposit or any portion thereof.

                  "SUBSEQUENT POOL PRE-FUNDING SUBACCOUNT" has the meaning set forth in Section 5.08 of the Sale and Servicing Agreement.

                  "SUBSEQUENT POOL STUDENT LOANS" means any law school, medical school, dental school, graduate business school and other graduate school student loans listed on the Schedule of Subsequent Pool Student Loans on the Closing Date as set forth in Schedule B to the Sale and Servicing Agreement (which Schedules may be in the form of microfiche), which student loans the Seller intends to transfer to the Eligible Lender Trustee on behalf of the Issuer pursuant to Section 2.02 of the Sale and Servicing Agreement, each of which shall be identified on Schedule A to the related Transfer Agreement.

                  "SUCCESSOR ADMINISTRATOR" has the meaning specified in Section 3.07(e) of the Indenture.

                  "SUCCESSOR SERVICER" has the meaning specified in Section 3.07(e) of the Indenture.

                  "SUPPLEMENTAL SALE AND SERVICING AGREEMENT" means the Supplemental Sale and Servicing Agreement dated as of January 1, 1999, among the Seller, the Administrator, the Trust, the Eligible Lender Trustee, the Indenture Trustee and the Servicers.

                  "T-BILL INDEXED SECURITIES" means __________________.

                  "T-BILL RATE" means, on any day, the weighted average per annum discount rate (expressed on a bond equivalent basis and applied on a daily basis) for 91-day Treasury Bills sold at the most recent 91-day Treasury Bill auction prior to such date as reported by the U.S. Treasury Department. In the event that the results of the auctions of 91-day Treasury Bills cease to be published or reported as provided above, or that no such auction is held in a particular week, then the "T-Bill Rate" in effect as a result of the last such publication or report shall remain in effect until such time, if any, as the results of auctions of 91-day Treasury Bills shall again be so published or reported or such an auction is held, as the case may be. The T-Bill Rate shall be subject to a Lock-In Period of six Business Days.

                  "TELERATE PAGE 3750" means the display page so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

                  "TERI" means The Education Resources Institute, Inc., a Massachusetts non-profit corporation.

                  "THREE-MONTH LIBOR" means the London interbank offered rate for deposits in U.S. dollars having a maturity of three months commencing on the related LIBOR Determination Date (the "Index Maturity") which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such LIBOR Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in U.S. dollars, having the Index Maturity and in a principal amount of not less than U.S. $1,000,000, are offered at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market by the Reference Banks. The Administrator will request the principal London office of each of such Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Administrator, at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks having the Index Maturity and in a principal amount equal to an amount of not less than U.S. $1,000,000; provided that if the banks selected as aforesaid are not quoting as mentioned in this sentence, Three-Month LIBOR in effect for the applicable Interest Period will be Three-Month LIBOR in effect for the previous Interest Period.

                  "TIA" means the Trust Indenture Act of 1939, as amended.

                  "TRANSFER AGREEMENT" has the meaning specified in Section 2.02(b) of the Sale and Servicing Agreement.

                  "TRANSFER DATE" means the Closing Date, the fifteenth day (or, if such day is not a Business Day, the next succeeding Business Day) of any month or any other date designated by the Seller as a date on which Additional Student Loans will be conveyed to the Eligible Lender Trustee on behalf of the Trust prior to the Loan Purchase Termination Date pursuant to Section 2.02 or 2.02A of the Sale and Servicing Agreement.

                  "TRANSFERRED BALANCE" has the meaning assigned to such term in Sections 5.05(d) and 5.08 of the Sale and Servicing Agreement.

                  "TREASURY REGULATIONS" means regulations, including proposed or temporary regulations, promulgated under the Code. References in any document or instrument to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

                  "TRUST" means the Issuer, established pursuant to the Trust Agreement.

                  "TRUST ACCOUNTS" means the Collection Account, the Escrow Account, the Pre-Funding Account and the Reserve Account.

                  "TRUST ACCOUNT PROPERTY" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), including the Reserve Account Initial Deposit and the Pre-Funded Amount and all proceeds of the foregoing.

                  "TRUST AGREEMENT" means the Amended and Restated Trust Agreement dated as of January 1, 1999, between the Depositor and the Eligible Lender Trustee.

                  "TRUST CERTIFICATE" means a Certificate.

                  "TRUST ESTATE" means all right, title and interest of the Trust (or the Eligible Lender Trustee on behalf of the Trust) in and to the property and rights assigned to the Trust pursuant to Article II of the Sale and Servicing Agreement, all funds on deposit from time to time in the Trust Accounts and all other property of the Trust from time to time, including any rights of the Eligible Lender Trustee and the Trust pursuant to the Sale and Servicing Agreement, the Supplemental Sale and Servicing Agreement and the Administration Agreement.

                  "TRUST INDENTURE ACT" or "TIA" means the Trust Indenture Act of 1939 as in force on the date hereof, unless otherwise specifically provided.

                  "UCC" means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

                  "UNDERWRITERS" shall mean Credit Suisse First Boston Corporation and McDonald Investments Inc., a KeyCorp company.

                  "UNDERWRITING AGREEMENT" shall mean the Note Underwriting Agreement or the Certificate Underwriting Agreement, as applicable.

SCHEDULE A
TO THE
SALE AND SERVICING AGREEMENT




SCHEDULE OF INITIAL FINANCED STUDENT LOANS

[Set forth name of Servicer servicing each Initial Financed Student Loan]

Delivered to Indenture Trustee.

SCHEDULE B
TO THE
SALE AND SERVICING AGREEMENT

SCHEDULE OF SUBSEQUENT POOL STUDENT LOANS

[Set forth name of Servicer servicing each Subsequent Pool Student Loan]

Delivered to Indenture Trustee

SCHEDULE C
TO THE
SALE AND SERVICING AGREEMENT




LOCATION OF FINANCED STUDENT LOAN FILES - PHEAA

                  Documents relating to the Financed Student Loans being serviced by PHEAA (including original notes) are stored at PHEAA's facility at 1200 North 7th Street, Harrisburg, Pennsylvania 17102.



LOCATION OF FINANCED STUDENT LOAN FILES - EFS

         [To come]

SCHEDULE D
TO THE
SALE AND SERVICING AGREEMENT



SERVICING PROVISIONS TO BE AUDITED

Sections 3.03, 3.04, 4.01, 4.02, 4.03, 4.06, 4.08, 5.02 and 5.03 of the Sale and
Servicing Agreement.




ADMINISTRATIVE PROVISIONS TO BE AUDITED

Sections 4.04, 4.08, 5.05, 5.06, 5.07 and 5.08 of the Sale and Servicing Agreement.

Sections 1(a)(xx), 1(b)(iii), 2 and 3 of the Administration Agreement.

EXHIBIT A
TO THE
SALE AND SERVICING AGREEMENT





Form of Noteholders' Statement
pursuant to Section 5.07(b) of Sale
and Servicing Agreement (capitalized
terms used herein are defined in
Appendix A thereto)
--------------------------------------

         Distribution Date:___________________

         (i) Amount of principal being paid or distributed in respect of the Class A-1 Notes:___________ ($_______ per $1,000 original principal amount of Class A-1 Notes)

         (ii) Amount of principal being paid or distributed in respect of the Class A-2 Notes:___________ ($_______ per $1,000 original principal amount of Class A-2 Notes)

         (iii) Amount of interest being paid or distributed in respect of the Class A-1 Notes:___________ ($_______ per $1,000 original principal amount of Class A-1 Notes)

         (iv) Amount of interest being paid or distributed in respect of the Class A-2 Notes:___________ ($_______ per $1,000 original principal amount of Class A-2 Notes)

         (v) Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):

                  (1) Distributed to Class A-1 Noteholders: _______($_______ per $1,000 original principal amount of Class A-1 Notes)

                  (2) Distributed to Class A-2 Noteholders: _______($_______ per $1,000 original principal amount of Class A-2 Notes)

                  (3) Balance on Class A-1 Notes:__________ ($_______ per $1,000
         original principal amount of Class A-1 Notes)

                  (4) Balance on Class A-2 Notes:__________ ($_______ per $1,000
         original principal amount of Class A-2 Notes)

                  (vi) Pool Balance at the end of the related Collection Period:________

                  (vii) After giving effect to distributions on this Distribution Date:

                  (a)      (1)      outstanding principal amount of Class A-1
                                    Notes:____________

                           (2)      Pool Factor for the Class A-1 Notes:_______

                  (b)      (1)      outstanding principal amount of Class A-2
                                    Notes:____________

                           (2)      Pool Factor for the Class A-2 Notes:_______

                  (c)      (1)      Certificate Balance:________________

                           (2)      Pool Factor for the Certificates:_________


         (viii)   Note Interest Rate for the Class A-1 Notes:

                  (a)      In general:

                           [(1) T-Bill Rate for the period from the previous
                  Distribution Date to this Distribution Date was _____%;][1]

                  or

                           [(1) Three-Month LIBOR for the period from the
                  previous Distribution Date to this Distribution Date was ___% and] [2]

                           [(2)] the Student Loan Rate was _____%. [1][2]

                  (b) Note Interest Rate for the Class A-2 Notes:______% (based on [T-Bill Rate][Three-Month LIBOR][Student Loan Rate])

         (ix)     Note Interest Rate for the Class A-2 Notes:

                  (a)      In general:
________________
[ 1 This Calculation not required unless the T-Bill Rate for such Interest Period is 100 basis points greater than the T-Bill Rate of the preceding Determination Date or the 52 Week Treasury Bill Rate is 100 basis points less than the T-Bill Rate as of such Determination Date.]

[2 This Calculation not required unless Three-Month LIBOR for such Interest Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.]

                           [(1) T-Bill Rate for the period from the previous
                  Distribution Date to this Distribution Date was __%][1]

                  or

                           [(1) Three-Month LIBOR for the period from the
                  previous Distribution Date to this Distribution Date was ___% and] [2}

                           (2) the Student Loan Rate was __% [1][2}

                  (b) Note Interest Rate for the Class A-2 Notes __% (based on [T-bill Rate] [Three-Month LIBOR][Student Loan Rate]


         (x) (a) Amount of Servicing Fee for related Collection
Period:____________ ($_______ per $1,000 original principal amount ________ of
Class A-1 Notes, $_________ per $1,000 original principal balance of Class A-2 Notes;

                  (b) Amount of Excess Servicing Fee being distributed and remaining balance (if any):

                           (1) Distributed: $____________ ($_______ per $1,000
                  original principal amount of Class A-1 Notes, and $_________ per $1,000 original principal balance of Class A-2 Notes;

                           (2) Balance owed to the holders of Notes: $__________
                  ($_____ per $1,000 original principal amount of Class A-1 Notes, and $_____________ per $1,000 original principal balance of Class A-2 Notes)


         (xi) Amount of Administration Fee for related Collection
Period:____________ ($_______ per $1,000 original principal amount of Class A-1 Notes, and $_________ per $1,000 original principal balance of Class A-2 Notes;

         (xii) (a) Aggregate amount of Realized Losses (if any) for the related Collection Period:

                  (b) Balance of Financed Student Loans that are delinquent in each delinquency period as of the end of the related Collection Period: _______

         [(xiii)  Amount in the Pre-Funding Account:_________](3)

-----------------------------

(3) To be included for each Distribution Date during the Funding Period.

                  [(xiv) (a) Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire Subsequent Pool Student Loans: ______;

                  (b) Amount of (a) to be paid to the holders of the Class A-1
         Notes: __________](4)

                  (c) Amount of (a) to be paid to the holders of the Class A-2
         Notes: ________; and

                  [(xv) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of the Notes:__________](5)


-------------------------

    (4) To be included for First Distribution Date only.

    (5) To be included for the Distribution Date on or immediately following the end of the Funding Period.

EXHIBIT B
TO THE
SALE AND SERVICING AGREEMENT





Form of Certificateholders' Statement
pursuant to Section 5.07(b) of Sale
and Servicing Agreement (capitalized
terms used herein are defined in
Appendix A thereto)
---------------------------------------

         Distribution Date:___________________

         (i) Amount of principal being paid or distributed in respect of the Certificates:___________ ($_______ per $1,000 original principal amount of the Certificates)(6)

         (ii) Amount of interest being paid or distributed in respect of the Certificates:______________ ($_______ per $1,000 original principal amount of Certificates)

         (iii) Amount of Certificateholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):

                  (1) Distributed: ______________ ($_______ per $1,000 original principal amount of Certificates)

                  (2) Balance: ______________ ($_______ per $1,000 original
         principal amount of Certificates)

         (iv) Pool Balance at the end of related Collection Period:

         (v) After giving effect to distributions on this Distribution Date:

                  (a)      (1)      outstanding principal amount of Class A-1
                                    Notes:____________

                           (2)      Pool Factor for Class A-1 Notes:____________

                  (b)      (1)      outstanding principal amount of Class A-2
                                    Notes:____________

                           (2)      Pool Factor for Class A-2 Notes:____________


------------------
(6) Only after the Notes have been paid in full.

                  (c)      (1)      Certificate Balance:______________

                           (2)      Certificate Pool Factor:____________


         (vi)     Certificate Rate:

                  (a)      In general:

                           [(1) T-Bill Rate for the period from the previous
                  Distribution Date to this Distribution Date was _____%;][1]

                           [(2) Three-Month LIBOR for the period from the
                  previous Distribution Date to this Distribution Date was __% and][2]

                           (3) the Student Loan Rate was _____%.[1][2]

                  (b) Certificate Rate:______% (based on [T-Bill Rate] [Three-Month LIBOR][Student Loan Rate])

         (vii) (a) Amount of Servicing Fee for the related Collection Period:
____________ ($_______ per $1,000 original principal amount of Certificates):___________

                  (b) Amount of Excess Servicing Fee being distributed and remaining balance (if any):

                           (1) Distributed: $______________ ($_______ per $1,000
                           original principal amount of Certificates).

                           (2) Balance owed to the holders of the Certificates:
                           $______________ ($_______ per $1,000 original
                           principal amount of Certificates).

         (viii) Amount of Administration Fee for the related Collection Period:
____________ ($_______ per $1,000 original principal amount of Certificates)

         (ix) (a) Aggregate amount of Realized Losses (if any) for the related Collection Period:______________

                  (b) Balance of Financed Student Loans that are delinquent in each delinquency period as of the end of the related Collection
Period:__________

         (x)  Amount in the Reserve Account:____________

         (xi) Amount in the Pre-Funding Account:_________(7)

         (xii) (a) Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire Subsequent Pool Student Loans: ______;

                  (b)      Amount of (a) to be paid to Certificateholders:
________(8)

------------------
    7/ To be included for each Distribution Date during the Funding Period.

    8/ To be included for First Distribution Date only.

EXHIBIT C
TO THE
SALE AND SERVICING AGREEMENT


         FORM OF ADMINISTRATOR'S CERTIFICATE


         [To be provided]

                                    EXHIBIT D
                                     TO THE
                          SALE AND SERVICING AGREEMENT


         ASSIGNMENT

                  For value received, in accordance with the Sale and Servicing Agreement (the "Sale and Servicing Agreement") dated as of January 1, 1999, among the undersigned, as seller (the "Seller") and as administrator (the "Administrator"), KeyCorp Student Loan Trust 1999-A (the "Trust"), The First National Bank of Chicago, not in its individual capacity but solely as Eligible Lender Trustee (the "Eligible Lender Trustee"), Pennsylvania Higher Education Assistance Agency, as servicer ("Servicer")and EFS Services, Inc., as servicer ("Servicer"), the undersigned does hereby sell, assign, transfer and otherwise convey unto the Eligible Lender Trustee on behalf of the Trust, without recourse (subject to the obligations set forth in the Sale and Servicing Agreement), all right, title and interest of the undersigned in and to (i) the Initial Financed Student Loans and all obligations of the Obligors thereunder including all monies paid thereunder on or after the Cutoff Date, (ii) the Assigned Rights,
(iii) all funds on deposit from time to time in the Trust Accounts, including the Reserve Account Initial Deposit, the Negative Carry Initial Deposit and the Pre-Funded Amounts and in all investments and proceeds thereof (including all income thereon) and (iv) the proceeds of any and all of the foregoing (including proceeds derived from the voluntary or involuntary conversion of any of the Initial Financed Student Loans into cash or other liquidated property, such as proceeds from the applicable Guarantee Agreement. The foregoing sale does not constitute and is not intended to result in any assumption by the Eligible Lender Trustee or the Trust of any obligation of the Seller to the Obligor with respect to Initial Financed Student Loans or any other person in connection with the Initial Financed Student Loans or any agreement or instrument relating to any of them.

                  In addition, the undersigned, by execution of this instrument, hereby endorses the promissory notes evidencing each Initial Financed Student Loan described in Schedule A to the Sale and Servicing Agreement in favor of the Eligible Lender Trustee on behalf of the Trust, without recourse (subject to the obligations set forth in the Sale and Servicing Agreement) against the undersigned. This endorsement may be effected by attaching a facsimile hereof to each or any of such promissory notes.

                  This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Sale and Servicing Agreement and is to be governed by the Sale and Servicing Agreement.

                  Capitalized terms used but not defined herein shall have the meaning assigned to them in Appendix A to the Sale and Servicing Agreement, which also contains rules as to usage that shall be applicable herein.

                  IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of _____________ __, 1999.

                                                     KEY BANK USA, NATIONAL
                                                     ASSOCIATION, as Seller



                                                     By:
                                                        ----------------------
                                                     Name:
                                                     Title:

EXHIBIT E
TO THE
 SALE AND SERVICING AGREEMENT
TRANSFER AGREEMENT


                  TRANSFER No. ____ OF ADDITIONAL STUDENT LOANS dated as of _________, 1999, among KEYCORP STUDENT LOAN TRUST 1999-A, a New York trust (the "Issuer"), KEY BANK USA, NATIONAL ASSOCIATION, a national banking association, as seller (the "Seller"), THE FIRST NATIONAL BANK OF CHICAGO, a national banking association, as seller, not in its individual capacity but solely as Eligible Lender Trustee of the Issuer (the "Eligible Lender Trustee"), and KEY BANK USA, NATIONAL ASSOCIATION, a national banking association, as administrator (the "Administrator").


W I T N E S S E T H:


                  WHEREAS the Issuer, the Seller, the Eligible Lender Trustee, the Administrator and the Servicers (as defined in the Appendix A to the Sale and Servicing Agreement) are parties to the Sale and Servicing Agreement dated as of January 1, 1999 (as amended or supplemented, the "Sale and Servicing Agreement");

                  WHEREAS the Seller, as depositor, and the Eligible Lender Trustee are parties to the Amended and Restated Trust Agreement dated as of January 1, 1999 (as amended or supplemented, the "Trust Agreement");

                  WHEREAS pursuant to the Sale and Servicing Agreement, the Seller wishes to convey the Additional Student Loans referred to in Section 2 of this Agreement (the "Additional Student Loans") to the Eligible Lender Trustee on behalf of the Issuer; and

                  WHEREAS, the Eligible Lender Trustee and the Issuer are willing to accept such conveyance subject to the terms and conditions hereof.


                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. DEFINITIONS AND USAGE. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in Appendix A to the Sale and Servicing Agreement, which also contains rules of construction and usage that shall be applicable herein.

                  In addition, the following terms have the following meanings:

                  "SUBSEQUENT CUTOFF DATE" means, with respect to each Additional Student Loan, the date specified as such on Schedule A hereto.

                  "TRANSFER DATE" means, with respect to the Additional Student Loans, ______________, 199_.

                  2. SCHEDULES OF FINANCED STUDENT LOANS. Attached hereto as Schedule A is a supplement to Schedule A to the Sale and Servicing Agreement listing the Additional Student Loans to be conveyed on the Transfer Date to the Eligible Lender Trustee on behalf of the Issuer pursuant to this Agreement.

                  3. CONVEYANCE OF ADDITIONAL STUDENT LOANS. In consideration of the Issuer's delivery to or upon the order of the Seller of $__________, the Seller does hereby sell, transfer, assign, set over and otherwise convey, without recourse (except as expressly provided in the Sale and Servicing Agreement), to the Eligible Lender Trustee on behalf of the Issuer:

                  (a) all right, title and interest of the Seller in and to each Additional Student Loan, and all moneys received thereon, on and after the related Subsequent Cutoff Date; and

                  (b) the proceeds of any and all of the foregoing.

                  4. REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller hereby represents and warrants to the Issuer as of the date of this Agreement and as of the Transfer Date that:

                  (a) ORGANIZATION AND GOOD STANDING. The Seller is duly organized and validly existing as a national banking association in good standing under the laws of the United States of America, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Additional Student Loans.

                  (b) POWER AND AUTHORITY. The Seller has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full corporate power and corporate authority to sell and assign the property to be sold and assigned to and deposited with the Issuer (or with the Eligible Lender Trustee on behalf of the Issuer) and the Seller has duly authorized such sale and assignment to the Issuer (or to the Eligible Lender Trustee on behalf of the Issuer) by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Seller by all necessary corporate action.

                  (c) BINDING OBLIGATION. This Agreement constitutes a legal, valid and binding obligation of the Seller enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors' rights generally or the rights of creditors of banks the deposit accounts of which are insured by the FDIC and subject to general principles of equity.

                  (d) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the articles of association or by-laws of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it shall be bound which breach or default would reasonably be expected to have a material adverse affect on the condition of Key Bank USA, National Association, Financial or otherwise, or adversely affect the transactions contemplated by this Agreement or any other Basic Document; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the knowledge of the Seller, any order, rule or regulation applicable to the Seller of any court or of any Federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

                  (e) NO PROCEEDINGS. There are no proceedings or to its best knowledge investigations pending against the Seller or, to its best knowledge, threatened against the Seller, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties: (i) asserting the invalidity of this Agreement, the Indenture or any of the other Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates or (iv) seeking to affect adversely the Federal or State income tax attributes of the Issuer, the Notes or the Certificates.

                  (f) ALL CONSENTS. All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Seller in connection with the execution and delivery by the Seller of this Agreement and the performance by the Seller of the transactions contemplated by this Agreement have been duly obtained, effected or given and are in full force and effect.

                  (g) PRINCIPAL BALANCE. The aggregate principal balance of the Additional Student Loans listed on Schedule A attached hereto and conveyed to the Eligible Lender Trustee on behalf of the Issuer pursuant to this Agreement as of their respective Subsequent Cutoff Dates is $___________.

                  5. CONDITIONS PRECEDENT. The obligation of the Issuer to acquire the Additional Student Loans hereunder is subject to the satisfaction, on or prior to the Transfer Date, of the following conditions precedent:

                  (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by the Seller in Section 4 of this Agreement and in Section 3.01 of the Sale and Servicing Agreement shall be true and correct as of the date of this Agreement and as of the Transfer Date.

                  (b) SALE AND SERVICING AGREEMENT CONDITIONS. Each of the conditions set forth in Section [2.02(b)] [2.02A(b)] of the Sale and Servicing Agreement shall have been satisfied.

                  (c) DELIVERY OF ASSIGNMENT. The Seller shall have delivered an Assignment substantially in the form of Annex A hereto.

                  (d) ADDITIONAL INFORMATION. The Seller shall have delivered to the Issuer such information as was reasonably requested by the Issuer to satisfy itself as to (i) the accuracy of the representations and warranties set forth in Section 4 of this Agreement and in Section 3.01 of the Sale and Servicing Agreement and (ii) the satisfaction of the conditions set forth in this Section 5.

                  6. RATIFICATION OF AGREEMENT. As supplemented by this Agreement, the Sale and Servicing Agreement is in all respects ratified and confirmed and the Sale and Servicing Agreement as so supplemented by this Agreement shall be read, taken and construed as one and the same instrument.

                  7. COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute but one and the same instrument.

                  8. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  9. HEADINGS. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

                                    KEYCORP STUDENT LOAN TRUST 1999-A,

                                      by THE FIRST NATIONAL BANK

                           OF CHICAGO, not in its
                           individual capacity but solely
                           as Eligible Lender Trustee,

                            By:
                               -------------------------------------
                               Name:
                               Title:

                           THE FIRST NATIONAL BANK OF
                           CHICAGO, not in its
                           individual capacity but
                           solely as Eligible Lender
                           Trustee,

                            By:
                               -------------------------------------
                               Name:
                               Title:


                            KEY BANK USA, NATIONAL ASSOCIATION, Seller,


                            By:
                               -------------------------------------
                               Name:
                               Title:


                             KEY BANK USA, NATIONAL ASSOCIATION,
                             Administrator,


                            By:
                               -------------------------------------
                               Name:
                               Title:



Acknowledged and accepted as
of the date first above written:

BANKERS TRUST COMPANY,
not in its individual
capacity but solely as
Indenture Trustee,


By:
   --------------------------------
      Name:
      Title:

                                   SCHEDULE A
                                     TO THE
                           TRANSFER AGREEMENT NO. ___


         [List of Additional Student Loans and their related Subsequent Cutoff Dates and the name of the Servicer servicing such Additional Student Loans]

                                     ANNEX A
                            TO THE TRANSFER AGREEMENT



         ASSIGNMENT

                  For value received, in accordance with the Sale and Servicing Agreement (the "Sale and Servicing Agreement") dated as of January 1, 1999, among the undersigned, as seller (the "Seller") and as administrator (the "Administrator"), KeyCorp Student Loan Trust 1999-A (the "Trust"), The First National Bank of Chicago, not in its individual capacity but solely as Eligible Lender Trustee (the "Eligible Lender Trustee"), Pennsylvania Higher Education Assistance Agency, as servicer ("Servicer"), and EFS Services, Inc., as servicer ("Servicer"), and the Transfer Agreement No. _____ dated as of ____________, 199_, (the "Transfer Agreement") among the Seller, the Administrator, the Trust and the Eligible Lender Trustee, the undersigned does hereby sell, assign, transfer and otherwise convey unto the Eligible Lender Trustee on behalf of the Trust, without recourse (subject to the obligations set forth in the Sale and Servicing Agreement), all right, title and interest of the undersigned in and to
(i) the Additional Student Loans (as such term is defined in the Transfer Agreement) and all monies received thereon, on and after each applicable Subsequent Cutoff Date (as such term is defined in the Transfer Agreement) and
(ii) the proceeds of any and all of the foregoing (including but not limited to proceeds derived from the voluntary or involuntary conversion of any of the Additional Student Loans into cash or other liquidated property, such as proceeds from the applicable Guarantee Agreement (as such term is defined in the Transfer Agreement)). The foregoing sale does not constitute and is not intended to result in any assumption by the Eligible Lender Trustee or the Trust of any obligation of the Seller to the borrowers of such Additional Student Loans or any other person in connection with the Additional Student Loans or any agreement or instrument relating to any of them.

                  In addition, the undersigned, by execution of this instrument, hereby endorses the promissory notes evidencing each Additional Student Loan described in Schedule A to the Transfer Agreement in favor of the Eligible Lender Trustee on behalf of the Trust, without recourse (subject to the obligations set forth in the Sale and Servicing Agreement) against the undersigned. This endorsement may be effected by attaching a facsimile hereof to each or any of such promissory notes.

                  This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Sale and Servicing Agreement and the Transfer Agreement and is to be governed by the Sale and Servicing Agreement and the Transfer Agreement.

                  Capitalized terms used but not defined herein shall have the meaning assigned to them in the Transfer Agreement.

                  IN WITNESS WHEREOF, the undersigned has caused this to be duly executed as of _______________, 199_.

                                       KEY BANK USA, NATIONAL ASSOCIATION,
                                       as Seller


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title: